UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21497

AB CORPORATE SHARES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2023

Date of reporting period: April 30, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

APR    04.30.23

ANNUAL REPORT

AB CORPORATE INCOME SHARES

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AB Corporate Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CORPORATE INCOME SHARES | 1

ANNUAL REPORT

June 1, 2023

This report provides management’s discussion of fund performance for AB Corporate Income Shares for the annual reporting period ended April 30, 2023. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The Fund’s investment objective is to earn high current income.

NAV RETURNS AS OF APRIL 30, 2023 (unaudited)

	6 Months	12 Months

AB CORPORATE INCOME SHARES	9.40%	0.16%

Bloomberg US Credit Bond Index	8.97%	0.72%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg US Credit Bond Index, for the six- and 12-month periods ended April 30, 2023.

Over the 12-month period, the Fund underperformed the benchmark. Security selection was the main detractor, relative to the benchmark, as losses within real estate investment trusts (“REITs”), consumer noncyclical, capital goods and electric utilities were partially offset by gains within banking and consumer cyclical–other. Industry allocation also detracted, mainly from an overweight to REITs and an underweight to sovereign bonds. Yield-curve positioning on the three- to four-year and over seven-year parts of the curve detracted more than gains from an overweight to maturities less than one year and an overweight to the two- to three-year parts of the curve.

During the six-month period, the Fund outperformed the benchmark. Yield-curve positioning was the primary contributor, mostly from overweights to the four- to five-year and less-than-one-year parts of the curve that contributed more than a loss from an underweight to the seven- to 10-year part of the curve. Security selection also contributed, primarily from gains within banking, technology and energy that were partially offset by losses within consumer noncyclical, REITs and capital goods. Industry allocation was a minor contributor, mainly from an underweight to supranationals that added more to performance than losses from off-benchmark investment-grade credit default swaps, no exposure to US municipal bonds and an underweight to sovereign bonds.

2 | AB CORPORATE INCOME SHARES	abfunds.com

During both periods, the Fund used derivatives in the form of futures and interest rate swaps for hedging purposes, which had no material impact on absolute returns, and credit default swaps for investment purposes, which added.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended April 30, 2023, fixed-income government bond market yields were extremely volatile in all major developed markets. Government bond prices fell in all major markets except Australia, Canada and Japan. Most central banks raised interest rates significantly to combat persistent inflation. Stress in the global banking sector led treasury markets to rally on growth concerns in March. Global investment-grade corporate bonds, which typically have longer maturities and are more sensitive to changes in yields than high-yield corporates, had mixed returns and outperformed global treasuries overall with flat returns—outperforming US Treasury bonds in the US and eurozone treasuries in the euro bloc. Developed-market high-yield corporate bonds had positive returns and significantly outperformed global treasuries while also outperforming respective treasury markets in the US and eurozone. Emerging-market local-currency sovereign bonds materially led risk asset returns as the US dollar fell versus the majority of developed- and emerging-market currencies. Emerging-market hard-currency sovereign bonds fell, yet outperformed global developed-market treasuries, with investment-grade posting positive returns while high-yield fell. Emerging-market hard-currency corporate bonds had positive returns, with high-yield leading investment-grade during the period. Brent crude oil prices fell significantly on reduced demand and economic growth concerns.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek attractively priced securities through top-down and bottom-up research, while mitigating overall risk. The Team invests primarily in single-sector, investment-grade issues of global corporates.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in US corporate bonds. The Fund may also invest in US government securities (other than US government securities that are mortgage-backed or asset-backed securities), repurchase agreements and forward contracts relating to US government securities. The Fund normally invests all of its assets in securities that are rated, at the time of purchase, at least BBB- or the equivalent by any nationally recognized statistical rating organization. The Fund will not invest in unrated corporate debt securities. The Fund has the flexibility to invest in long- and short-term fixed-income securities. In making

(continued on next page)

abfunds.com	AB CORPORATE INCOME SHARES | 3

decisions about whether to buy or sell securities, the Adviser will consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions and the credit quality of individual issuers.

The Fund also may: invest in convertible debt securities; invest up to 10% of its assets in inflation-indexed securities; invest up to 5% of its net assets in preferred stock; purchase and sell interest rate futures contracts and options; enter into swap transactions; invest in zero-coupon securities and “payment-in-kind” debentures; make secured loans of portfolio securities; and invest in US dollar-denominated fixed-income securities issued by non-US companies.

4 | AB CORPORATE INCOME SHARES	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Credit Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg US Credit Bond Index represents the performance of the US credit securities within the US fixed-income market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

abfunds.com	AB CORPORATE INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

6 | AB CORPORATE INCOME SHARES	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

4/30/2013 TO 4/30/2023

This chart illustrates the total value of an assumed $10,000 investment in AB Corporate Income Shares (from 4/30/2013 to 4/30/2023) as compared with the performance of the Fund’s benchmark.

abfunds.com	AB CORPORATE INCOME SHARES | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2023 (unaudited)

NAV Returns

1 Year	0.16%

5 Years	2.48%

10 Years	2.53%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2023 (unaudited)

NAV Returns

1 Year	-5.94%

5 Years	2.14%

10 Years	2.65%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

8 | AB CORPORATE INCOME SHARES	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$1,094.00	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,024.79	$	– 0	–	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

abfunds.com	AB CORPORATE INCOME SHARES | 9

PORTFOLIO SUMMARY

April 30, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $183.2

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

10 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS

April 30, 2023

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 96.1%
Industrial – 56.5%
Basic – 3.8%
Air Products and Chemicals, Inc. 4.80%, 03/03/2033	$298	$310,287
Anglo American Capital PLC 3.875%, 03/16/2029(a)	221	204,052
5.625%, 04/01/2030(a)	435	439,704
Celanese US Holdings LLC 6.05%, 03/15/2025	165	165,652
Celulosa Arauco y Constitucion SA 4.25%, 04/30/2029(a)	246	229,287
EIDP, Inc. 1.70%, 07/15/2025	433	408,155
Freeport Indonesia PT 4.763%, 04/14/2027(a)	240	236,595
5.315%, 04/14/2032(a)	240	230,745
Georgia-Pacific LLC 3.60%, 03/01/2025(a)	386	377,311
3.734%, 07/15/2023(a)	828	824,721
International Paper Co. 7.30%, 11/15/2039	240	276,917
Inversiones CMPC SA 3.85%, 01/13/2030(a)	210	189,039
Linde, Inc./CT 3.20%, 01/30/2026	470	456,426
LyondellBasell Industries NV 4.625%, 02/26/2055	792	646,486
Mosaic Co. (The) 5.625%, 11/15/2043	170	165,107
Rio Tinto Finance USA PLC 5.00%, 03/09/2033	446	460,575
Sealed Air Corp. 1.573%, 10/15/2026(a)	545	480,112
Westlake Corp. 3.375%, 08/15/2061	710	441,798
5.00%, 08/15/2046	315	276,699
WRKCo, Inc. 4.90%, 03/15/2029	235	232,551

		7,052,219

Capital Goods – 3.3%
Boeing Co. (The) 6.875%, 03/15/2039	245	272,509
Caterpillar Financial Services Corp. 1.45%, 05/15/2025	484	455,846

abfunds.com	AB CORPORATE INCOME SHARES | 11

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.90%, 01/17/2025	$595	$598,695
5.40%, 03/10/2025	297	301,900
CNH Industrial Capital LLC 1.95%, 07/02/2023	310	307,997
3.95%, 05/23/2025	177	172,934
5.45%, 10/14/2025	303	306,624
Eaton Corp. 4.70%, 08/23/2052	335	321,979
John Deere Capital Corp. 2.60%, 03/07/2024	385	377,373
4.75%, 01/20/2028	736	753,090
Johnson Controls International PLC 4.50%, 02/15/2047	440	386,945
Northrop Grumman Corp. 3.25%, 08/01/2023	840	834,439
Regal Rexnord Corp. 6.30%, 02/15/2030(a)	82	83,390
6.40%, 04/15/2033(a)	97	98,825
Trane Technologies Financing Ltd. 5.25%, 03/03/2033	125	129,676
Westinghouse Air Brake Technologies Corp. 4.40%, 03/15/2024(b)	602	594,216

		5,996,438

Communications - Media – 4.6%
Charter Communications Operating LLC/Charter Communications Operating Capital 3.50%, 06/01/2041	495	337,778
3.70%, 04/01/2051	225	142,650
5.125%, 07/01/2049	299	233,474
5.25%, 04/01/2053	300	240,411
5.375%, 05/01/2047	519	423,546
Comcast Corp. 2.937%, 11/01/2056	522	346,363
3.25%, 11/01/2039	558	452,945
Discovery Communications LLC 4.65%, 05/15/2050	59	44,365
5.20%, 09/20/2047	468	381,752
5.30%, 05/15/2049	82	67,000
FactSet Research Systems, Inc. 2.90%, 03/01/2027	515	481,983
Fox Corp. 3.05%, 04/07/2025	23	22,176
5.476%, 01/25/2039	290	274,560
5.576%, 01/25/2049	346	323,022
Meta Platforms, Inc. 3.85%, 08/15/2032	488	460,965
4.65%, 08/15/2062	515	454,307

12 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Netflix, Inc. 4.875%, 04/15/2028	$705	$710,146
Paramount Global 3.70%, 06/01/2028	498	455,954
4.20%, 05/19/2032	663	571,407
5.90%, 10/15/2040	310	274,338
Prosus NV 3.257%, 01/19/2027(a)	237	215,937
3.68%, 01/21/2030(a)	210	177,883
Tencent Holdings Ltd. 2.39%, 06/03/2030(a)	397	336,140
Thomson Reuters Corp. 5.65%, 11/23/2043	220	212,003
Time Warner Cable LLC 6.55%, 05/01/2037	360	350,453
Walt Disney Co. (The) 4.00%, 10/01/2023	40	39,740
6.40%, 12/15/2035	161	186,158
Warnermedia Holdings, Inc. 5.05%, 03/15/2042(a)	305	252,119

		8,469,575

Communications - Telecommunications – 0.4%
AT&T, Inc. 3.50%, 09/15/2053	179	128,177
6.55%, 01/15/2028	100	105,777
Corning, Inc. 4.75%, 03/15/2042	455	432,755
5.45%, 11/15/2079	195	182,889
Rogers Communications, Inc. 4.50%, 03/15/2043	4	3,354

		852,952

Consumer Cyclical - Automotive – 2.4%
Aptiv PLC 5.40%, 03/15/2049	310	279,955
General Motors Co. 5.95%, 04/01/2049	115	106,463
General Motors Financial Co., Inc. 2.70%, 06/10/2031	572	458,601
4.15%, 06/19/2023	116	115,717
5.85%, 04/06/2030	489	488,589
6.05%, 10/10/2025	303	306,339
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(a)	831	751,565
6.50%, 03/10/2028(a)	313	316,850

abfunds.com	AB CORPORATE INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Hyundai Capital America 5.875%, 04/07/2025(a)	$160	$161,530
Lear Corp. 4.25%, 05/15/2029	482	460,503
Mercedes-Benz Finance North America LLC 4.80%, 03/30/2026(a)	453	456,406
Toyota Motor Credit Corp. 5.45%, 11/10/2027	440	460,368

		4,362,886

Consumer Cyclical - Entertainment – 0.7%
Hasbro, Inc. 3.55%, 11/19/2026	486	459,858
3.90%, 11/19/2029	503	461,830
5.10%, 05/15/2044	355	311,988

		1,233,676

Consumer Cyclical - Other – 1.4%
Las Vegas Sands Corp. 2.90%, 06/25/2025	685	647,373
3.90%, 08/08/2029	390	354,557
Marriott International, Inc./MD 4.90%, 04/15/2029	300	298,059
Series R 3.125%, 06/15/2026	482	458,705
MDC Holdings, Inc. 2.50%, 01/15/2031	490	385,066
6.00%, 01/15/2043	450	397,521

		2,541,281

Consumer Cyclical - Restaurants – 1.0%
McDonald’s Corp. 3.625%, 09/01/2049	215	170,542
4.45%, 09/01/2048	185	169,086
4.60%, 05/26/2045	280	259,823
4.70%, 12/09/2035	670	670,134
Starbucks Corp. 4.30%, 06/15/2045	310	277,894
4.75%, 02/15/2026	238	240,140

		1,787,619

Consumer Cyclical - Retailers – 1.3%
AutoNation, Inc. 3.85%, 03/01/2032	515	435,273
Lowe’s Cos., Inc. 5.80%, 09/15/2062	565	568,458
Ross Stores, Inc. 4.70%, 04/15/2027	160	159,102
4.80%, 04/15/2030	115	111,349
5.45%, 04/15/2050	175	169,424

14 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Walmart, Inc. 3.95%, 06/28/2038	$320	$306,662
4.00%, 04/15/2026	604	604,689

		2,354,957

Consumer Non-Cyclical – 13.1%
Abbott Laboratories 6.00%, 04/01/2039	405	466,119
AbbVie, Inc. 3.20%, 05/14/2026	474	456,927
Altria Group, Inc. 3.40%, 05/06/2030	180	160,693
4.00%, 02/04/2061	300	210,237
5.95%, 02/14/2049	180	169,416
Amgen, Inc. 4.40%, 02/22/2062	570	477,683
4.875%, 03/01/2053	335	314,528
6.40%, 02/01/2039	250	272,625
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 3.65%, 02/01/2026	465	456,942
Archer-Daniels-Midland Co. 2.50%, 08/11/2026	480	456,202
4.50%, 08/15/2033	522	522,987
BAT Capital Corp. 2.259%, 03/25/2028	307	266,583
4.39%, 08/15/2037	323	263,503
4.906%, 04/02/2030	394	379,958
5.65%, 03/16/2052	195	170,730
BAT International Finance PLC 4.448%, 03/16/2028	395	379,552
Baxalta, Inc. 4.00%, 06/23/2025	765	751,199
Baxter International, Inc. 0.868%, 12/01/2023	545	530,018
Bristol-Myers Squibb Co. 3.625%, 05/15/2024	833	822,479
3.70%, 03/15/2052	480	397,838
3.90%, 03/15/2062	485	401,439
Bunge Ltd. Finance Corp. 1.63%, 08/17/2025	493	455,872
Cardinal Health, Inc. 4.50%, 11/15/2044	305	261,431
4.90%, 09/15/2045	305	274,082
Cargill, Inc. 3.625%, 04/22/2027(a)	560	546,571
4.375%, 04/22/2052(a)	350	317,160

abfunds.com	AB CORPORATE INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.50%, 06/24/2026(a)	$75	$75,242
4.875%, 10/10/2025(a)	453	456,416
5.125%, 10/11/2032(a)	166	171,999
Cigna Group (The) 3.00%, 07/15/2023	71	70,598
4.80%, 08/15/2038	530	513,035
7.875%, 05/15/2027	53	60,090
Colgate-Palmolive Co. 4.80%, 03/02/2026	220	224,968
CommonSpirit Health 4.35%, 11/01/2042	44	38,292
CVS Health Corp. 5.125%, 07/20/2045	315	297,524
Gilead Sciences, Inc. 0.75%, 09/29/2023	203	199,261
2.80%, 10/01/2050	175	120,442
3.65%, 03/01/2026	781	764,052
Hershey Co. (The) 0.90%, 06/01/2025	898	834,808
3.125%, 11/15/2049	245	186,702
Johnson & Johnson 5.85%, 07/15/2038	240	280,003
Kenvue, Inc. 5.20%, 03/22/2063(a)	223	232,045
Kraft Heinz Foods Co. 7.125%, 08/01/2039(a)	240	273,437
McKesson Corp. 1.30%, 08/15/2026	926	831,298
Merck & Co., Inc. 2.90%, 12/10/2061	205	139,617
Mondelez International Holdings Netherlands BV 0.75%, 09/24/2024(a)	483	454,595
Mylan, Inc. 4.20%, 11/29/2023	682	675,248
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031	264	198,626
PepsiCo, Inc. 3.90%, 07/18/2032	330	324,869
Philip Morris International, Inc. 4.875%, 02/13/2026	760	764,286
5.00%, 11/17/2025	375	378,439
5.375%, 02/15/2033	891	907,697
5.625%, 11/17/2029	69	72,059
Pilgrim’s Pride Corp. 3.50%, 03/01/2032	400	322,452

16 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Royalty Pharma PLC 1.20%, 09/02/2025	$501	$456,807
Smithfield Foods, Inc. 3.00%, 10/15/2030(a)	471	376,079
Sysco Corp. 2.45%, 12/14/2031	425	356,554
6.60%, 04/01/2050	467	535,831
Thermo Fisher Scientific, Inc. 0.797%, 10/18/2023	1,258	1,232,123
Wyeth LLC 5.95%, 04/01/2037	240	270,626
Zimmer Biomet Holdings, Inc. 1.45%, 11/22/2024	803	759,959

		24,038,853

Energy – 6.3%
BP Capital Markets America, Inc. 2.939%, 06/04/2051	485	340,514
3.00%, 02/24/2050	660	472,256
3.379%, 02/08/2061	380	281,371
Conocophillips Co. 3.80%, 03/15/2052	405	340,224
Continental Resources, Inc./OK 2.875%, 04/01/2032(a)	304	238,850
4.375%, 01/15/2028	484	460,197
4.90%, 06/01/2044	840	653,142
5.75%, 01/15/2031(a)	221	215,380
Devon Energy Corp. 5.60%, 07/15/2041	285	277,348
Ecopetrol SA 5.875%, 05/28/2045	25	16,269
Energy Transfer LP 3.90%, 07/15/2026	440	423,557
5.00%, 05/15/2044(b)	41	35,348
5.35%, 05/15/2045	135	120,211
Eni SpA 5.70%, 10/01/2040(a)	420	395,354
EQT Corp. 3.125%, 05/15/2026(a)	492	457,093
6.125%, 02/01/2025(b)	453	455,179
Exxon Mobil Corp. 4.114%, 03/01/2046	514	461,407
4.227%, 03/19/2040	490	461,551
4.327%, 03/19/2050	220	204,741
Flex Intermediate Holdco LLC 3.363%, 06/30/2031(a)	215	176,758
4.317%, 12/30/2039(a)	215	162,484

abfunds.com	AB CORPORATE INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kinder Morgan, Inc. 5.55%, 06/01/2045	$485	$457,811
Marathon Oil Corp. 6.60%, 10/01/2037	305	313,985
Marathon Petroleum Corp. 6.50%, 03/01/2041	260	274,903
MPLX LP 5.20%, 12/01/2047	144	128,468
ONEOK, Inc. 6.10%, 11/15/2032	127	132,828
Pioneer Natural Resources Co. 2.15%, 01/15/2031	560	468,849
5.10%, 03/29/2026	269	271,835
Suncor Energy, Inc. 6.50%, 06/15/2038	305	328,095
6.85%, 06/01/2039	215	236,399
Targa Resources Corp. 6.25%, 07/01/2052	495	489,258
Var Energi ASA 7.50%, 01/15/2028(a)	717	757,991
Western Midstream Operating LP 3.35%, 02/01/2025(b)	394	377,428
3.95%, 06/01/2025	473	455,863
4.65%, 07/01/2026	81	78,860
5.45%, 04/01/2044	149	129,578

		11,551,385

Services – 3.7%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031	400	330,488
2.70%, 02/09/2041	300	201,431
Amazon.com, Inc. 4.10%, 04/13/2062	280	243,863
4.25%, 08/22/2057	170	154,394
4.55%, 12/01/2027	531	540,585
Block Financial LLC 2.50%, 07/15/2028	430	371,438
Booking Holdings, Inc. 3.60%, 06/01/2026	469	458,415
4.625%, 04/13/2030	1,254	1,260,295
Global Payments, Inc. 2.90%, 11/15/2031	545	451,026
5.30%, 08/15/2029	460	457,433
Mastercard, Inc. 4.875%, 03/09/2028	595	617,253
PayPal Holdings, Inc. 2.85%, 10/01/2029	504	457,471

18 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.05%, 06/01/2052	$290	$278,963
5.25%, 06/01/2062	395	379,903
S&P Global, Inc. 2.90%, 03/01/2032	226	200,663
4.25%, 05/01/2029	90	89,019
4.75%, 08/01/2028	20	20,394
Verisk Analytics, Inc. 5.75%, 04/01/2033	204	214,836

		6,727,870

Technology – 12.6%
Analog Devices, Inc. 2.95%, 04/01/2025	36	34,958
Apple, Inc. 2.45%, 08/04/2026	782	745,872
2.65%, 05/11/2050	170	120,731
3.25%, 02/23/2026	840	822,713
4.10%, 08/08/2062	345	307,188
4.45%, 05/06/2044	871	872,986
Broadcom, Inc. 3.137%, 11/15/2035(a)	466	360,847
3.187%, 11/15/2036(a)	573	436,397
4.926%, 05/15/2037(a)	452	412,640
CDW LLC/CDW Finance Corp. 2.67%, 12/01/2026	788	716,725
Cisco Systems, Inc. 5.90%, 02/15/2039	370	417,045
Dell International LLC/EMC Corp. 5.75%, 02/01/2033	454	459,947
8.35%, 07/15/2046	42	51,922
Entegris Escrow Corp. 4.75%, 04/15/2029(a)	395	367,445
Fidelity National Information Services, Inc. 2.25%, 03/01/2031	571	462,710
Hewlett Packard Enterprise Co. 6.35%, 10/15/2045(b)	260	269,376
HP, Inc. 4.20%, 04/15/2032	390	349,717
5.50%, 01/15/2033	695	689,496
Infor, Inc. 1.75%, 07/15/2025(a)	95	87,014
Intel Corp. 5.05%, 08/05/2062	675	621,736
5.90%, 02/10/2063	538	553,925
International Business Machines Corp. 4.25%, 05/15/2049	570	492,309
4.50%, 02/06/2026	620	620,818

abfunds.com	AB CORPORATE INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.70%, 02/19/2046	$300	$274,266
4.90%, 07/27/2052	660	616,928
Jabil, Inc. 3.00%, 01/15/2031	540	460,723
5.45%, 02/01/2029	87	87,518
KLA Corp. 4.95%, 07/15/2052	500	495,015
5.00%, 03/15/2049	280	274,730
5.25%, 07/15/2062	380	385,765
Kyndryl Holdings, Inc. 2.05%, 10/15/2026	1,080	945,680
Lam Research Corp. 3.75%, 03/15/2026	142	140,204
Micron Technology, Inc. 5.375%, 04/15/2028	305	303,868
5.875%, 02/09/2033	310	312,610
6.75%, 11/01/2029	775	817,323
Microsoft Corp. 2.40%, 08/08/2026	864	823,928
3.95%, 08/08/2056	225	208,399
NXP BV/NXP Funding LLC 5.55%, 12/01/2028	1,176	1,200,473
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70%, 05/01/2025	24	22,848
Oracle Corp. 2.50%, 04/01/2025	619	590,854
3.60%, 04/01/2040	436	338,471
3.65%, 03/25/2041	233	180,601
3.85%, 04/01/2060	94	65,823
4.00%, 11/15/2047	537	412,405
4.125%, 05/15/2045	350	276,062
5.375%, 07/15/2040	143	137,733
6.125%, 07/08/2039	254	267,670
QUALCOMM, Inc. 6.00%, 05/20/2053	820	933,119
SK Hynix, Inc. 2.375%, 01/19/2031(a)	390	293,061
Skyworks Solutions, Inc. 3.00%, 06/01/2031	259	216,009
Take-Two Interactive Software, Inc. 3.30%, 03/28/2024	263	257,864
Texas Instruments, Inc. 4.10%, 08/16/2052	239	218,711
4.60%, 02/15/2028	450	460,395
TSMC Arizona Corp. 4.50%, 04/22/2052	345	336,806

20 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tyco Electronics Group SA 4.50%, 02/13/2026	$456	$457,208

		23,087,587

Transportation - Airlines – 0.5%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)	109	106,996
4.75%, 10/20/2028(a)	857	831,753

		938,749

Transportation - Services – 1.4%
ENA Master Trust 4.00%, 05/19/2048(a)	370	274,031
ERAC USA Finance LLC 3.85%, 11/15/2024(a)	711	697,747
4.599%, 05/01/2028(a)	212	211,485
4.90%, 05/01/2033(a)	257	256,990
5.40%, 05/01/2053(a)	367	369,290
Penske Truck Leasing Co. Lp/PTL Finance Corp. 3.90%, 02/01/2024(a)	300	295,902
4.20%, 04/01/2027(a)	117	112,222
United Parcel Service, Inc. 4.875%, 03/03/2033	298	308,218

		2,525,885

		103,521,932

Financial Institutions – 32.6%
Banking – 22.6%
AIB Group PLC 7.583%, 10/14/2026(a)	455	469,778
Ally Financial, Inc. 8.00%, 11/01/2031	355	374,667
Banco de Credito del Peru S.A. 3.125%, 07/01/2030(a)	274	251,361
Banco Santander SA 1.722%, 09/14/2027	600	527,814
2.749%, 12/03/2030	600	475,434
Bank of America Corp. 2.592%, 04/29/2031	575	487,439
2.884%, 10/22/2030	450	391,568
3.384%, 04/02/2026	390	376,081
3.846%, 03/08/2037	510	440,497
3.97%, 03/05/2029	520	493,334
3.974%, 02/07/2030	390	364,865
4.271%, 07/23/2029	727	696,611
4.827%, 07/22/2026	495	490,312
Bank of Ireland Group PLC 6.253%, 09/16/2026(a)	320	319,395

abfunds.com	AB CORPORATE INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Barclays PLC 5.088%, 06/20/2030	$490	$458,449
7.437%, 11/02/2033	275	302,918
BBVA Bancomer SA/Texas 5.875%, 09/13/2034(a)	330	296,443
BNP Paribas SA 1.904%, 09/30/2028(a)	531	459,034
2.591%, 01/20/2028(a)	450	408,227
4.625%, 02/25/2031(a)(c)	223	159,155
BPCE SA 5.029%, 01/15/2025(a)	488	477,103
5.975%, 01/18/2027(a)	322	324,647
Capital One Financial Corp. 5.468%, 02/01/2029	146	143,600
Citigroup, Inc. 2.666%, 01/29/2031	400	343,340
3.875%, 02/18/2026(c)	344	293,250
Series W 4.00%, 12/10/2025(c)	368	321,176
Series Y 4.15%, 11/15/2026(c)	569	470,119
Cooperatieve Rabobank UA 5.564%, 02/28/2029(a)	605	613,397
Credit Suisse Group AG 4.55%, 04/17/2026	790	736,833
6.373%, 07/15/2026(a)	738	719,867
Danske Bank A/S 4.298%, 04/01/2028(a)	250	237,223
6.466%, 01/09/2026(a)	350	351,194
Deutsche Bank AG/New York NY 2.311%, 11/16/2027	910	786,458
6.119%, 07/14/2026	173	171,080
6.72%, 01/18/2029	684	695,614
7.079%, 02/10/2034	392	365,262
Discover Bank 4.682%, 08/09/2028	385	356,953
Discover Financial Services 6.70%, 11/29/2032	175	185,134
Federation des Caisses Desjardins du Quebec 5.70%, 03/14/2028(a)	297	304,178
Goldman Sachs Group, Inc. (The) 1.542%, 09/10/2027	881	780,663
1.948%, 10/21/2027	340	304,688
3.102%, 02/24/2033	48	41,326
HSBC Holdings PLC 2.206%, 08/17/2029	335	285,018
3.973%, 05/22/2030	837	770,291

22 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.583%, 06/19/2029	$970	$931,122
4.60%, 12/17/2030(c)	267	202,100
4.755%, 06/09/2028	420	410,336
4.762%, 03/29/2033	242	223,165
6.161%, 03/09/2029	547	562,579
8.113%, 11/03/2033	259	292,569
Intesa Sanpaolo SpA 7.00%, 11/21/2025(a)	224	228,780
Series XR 4.00%, 09/23/2029(a)	519	458,256
JPMorgan Chase & Co. 2.947%, 02/24/2028	405	376,820
3.702%, 05/06/2030	335	312,629
4.323%, 04/26/2028	560	549,354
4.912%, 07/25/2033	51	50,782
8.00%, 04/29/2027	520	586,555
KBC Group NV 5.796%, 01/19/2029(a)	209	211,880
Lloyds Banking Group PLC 5.871%, 03/06/2029	389	397,861
7.50%, 06/27/2024(c)	287	275,138
7.953%, 11/15/2033	516	575,789
M&T Bank Corp. 3.50%, 09/01/2026(c)	264	173,422
Mitsubishi UFJ Financial Group, Inc. 1.64%, 10/13/2027	828	735,405
2.852%, 01/19/2033	375	312,915
5.475%, 02/22/2031	227	230,448
5.541%, 04/17/2026	453	454,522
Mizuho Financial Group, Inc. 5.414%, 09/13/2028	1,010	1,020,231
5.667%, 05/27/2029	375	382,016
5.739%, 05/27/2031	375	384,023
Morgan Stanley 2.484%, 09/16/2036	500	383,810
3.622%, 04/01/2031	125	114,374
5.123%, 02/01/2029	330	331,495
6.296%, 10/18/2028	595	625,178
6.342%, 10/18/2033	210	228,709
Series G 4.431%, 01/23/2030	440	424,873
National Australia Bank Ltd. 3.347%, 01/12/2037(a)	665	540,718
Nationwide Building Society 2.972%, 02/16/2028(a)	404	369,155
PNC Financial Services Group, Inc. (The) 4.626%, 06/06/2033	245	227,524

abfunds.com	AB CORPORATE INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.068%, 01/24/2034	$149	$146,708
Series O 8.977% (LIBOR 3 Month + 3.68%), 08/01/2023(c)(d)	358	357,012
Santander Holdings USA, Inc. 2.49%, 01/06/2028	220	193,032
4.40%, 07/13/2027	320	304,771
6.499%, 03/09/2029	325	326,593
Santander UK Group Holdings PLC 6.534%, 01/10/2029	970	997,373
Societe Generale SA 2.797%, 01/19/2028(a)	795	711,549
6.446%, 01/10/2029(a)	451	460,945
Standard Chartered PLC 1.456%, 01/14/2027(a)	345	307,588
3.971%, 03/30/2026(a)	245	236,408
4.305%, 05/21/2030(a)	495	459,860
State Street Corp. 4.821%, 01/26/2034	43	42,862
Svenska Handelsbanken AB 4.375%, 03/01/2027(a)(c)	400	339,300
Synchrony Bank 5.625%, 08/23/2027	250	237,755
Toronto-Dominion Bank (The) 3.625%, 09/15/2031	485	458,024
Truist Financial Corp. 1.95%, 06/05/2030	39	31,419
5.122%, 01/26/2034	189	183,230
Series Q 5.10%, 03/01/2030(c)	382	337,791
UBS Group AG 3.126%, 08/13/2030(a)	535	460,394
4.703%, 08/05/2027(a)	335	323,191
US Bancorp 4.839%, 02/01/2034	124	118,648
Wells Fargo & Co. 3.908%, 04/25/2026	553	539,297
Series BB 3.90%, 03/15/2026(c)	805	701,131
Western Union Co. (The) 2.75%, 03/15/2031	490	392,353
Westpac Banking Corp. 3.02%, 11/18/2036	630	494,525
4.11%, 07/24/2034	475	428,763

		41,496,851

24 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Brokerage – 1.3%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(c)	$477	$455,568
Series I 4.00%, 06/01/2026(c)	595	498,283
Jefferies Financial Group, Inc. 5.50%, 10/18/2023	444	443,183
Nomura Holdings, Inc. 5.709%, 01/09/2026	322	323,485
Voya Financial, Inc. 5.65%, 05/15/2053	690	689,634

		2,410,153

Finance – 1.8%
Air Lease Corp. 1.875%, 08/15/2026	513	456,811
Aircastle Ltd. 2.85%, 01/26/2028(a)	664	577,614
4.25%, 06/15/2026	21	19,952
5.25%, 08/11/2025(a)	210	205,928
Aviation Capital Group LLC 1.95%, 01/30/2026(a)	274	245,370
1.95%, 09/20/2026(a)	391	341,296
3.50%, 11/01/2027(a)	116	104,835
4.375%, 01/30/2024(a)	220	216,247
Synchrony Financial 2.875%, 10/28/2031	368	271,462
3.95%, 12/01/2027	558	492,485
4.875%, 06/13/2025	267	252,027
5.15%, 03/19/2029	57	53,204

		3,237,231

Insurance – 4.1%
ACE Capital Trust II 9.70%, 04/01/2030	345	412,213
Allstate Corp. (The) Series B 5.75%, 08/15/2053	712	697,774
Guardian Life Insurance Co. of America (The) 3.70%, 01/22/2070(a)	210	147,055
Hartford Financial Services Group, Inc. (The) Series ICON 6.989% (LIBOR 3 Month + 2.12%), 02/12/2047(a)(d)	535	433,944
Humana, Inc. 5.75%, 03/01/2028	264	275,238

abfunds.com	AB CORPORATE INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts Mutual Life Insurance Co. 5.077%, 02/15/2069(a)	$170	$154,996
MassMutual Global Funding II 0.60%, 04/12/2024(a)	420	401,705
0.85%, 06/09/2023(a)	270	268,671
Met Tower Global Funding 0.70%, 04/05/2024(a)	705	676,666
MetLife Capital Trust IV 7.875%, 12/15/2037(a)	150	158,832
MetLife, Inc. Series D 5.875%, 03/15/2028(c)	170	157,979
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)	120	158,969
New York Life Insurance Co. 4.45%, 05/15/2069(a)	180	156,749
Nippon Life Insurance Co. 2.75%, 01/21/2051(a)	490	407,058
Peachtree Corners Funding Trust 3.976%, 02/15/2025(a)	110	107,083
Prudential Financial, Inc. 5.20%, 03/15/2044	547	524,376
5.375%, 05/15/2045	260	248,264
5.625%, 06/15/2043	689	687,780
Reinsurance Group of America, Inc. 3.15%, 06/15/2030	383	336,607
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(a)	400	382,412
UnitedHealth Group, Inc. 4.95%, 05/15/2062	345	338,038
6.05%, 02/15/2063	290	333,944

		7,466,353

REITs – 2.8%
American Homes 4 Rent LP 4.25%, 02/15/2028	5	4,735
Boston Properties LP 2.90%, 03/15/2030	570	462,481
6.75%, 12/01/2027	288	293,282
Essential Properties LP 2.95%, 07/15/2031	454	335,874
GLP Capital LP/GLP Financing II, Inc. 4.00%, 01/15/2030	435	388,581
5.25%, 06/01/2025	313	307,451
5.375%, 04/15/2026	114	112,948
Kilroy Realty LP 3.45%, 12/15/2024	40	38,401

26 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Public Storage 5.308% (SOFR + 0.47%), 04/23/2024(d)	$335	$333,626
Realty Income Corp. 4.60%, 02/06/2024	1,016	1,010,890
Regency Centers LP 3.75%, 06/15/2024	33	32,344
Simon Property Group LP 5.85%, 03/08/2053	297	300,701
SITE Centers Corp. 4.25%, 02/01/2026	178	167,799
4.70%, 06/01/2027	295	274,238
Spirit Realty LP 3.20%, 02/15/2031	385	322,310
4.00%, 07/15/2029	132	119,563
Vornado Realty LP 2.15%, 06/01/2026	425	357,667
3.40%, 06/01/2031	358	253,435

		5,116,326

		59,726,914

Utility – 7.0%
Electric – 6.5%
AEP Texas, Inc. 4.70%, 05/15/2032	404	397,209
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)	200	172,502
Alfa Desarrollo SpA 4.55%, 09/27/2051(a)	219	157,619
American Transmission Systems 2.65%, 01/15/2032(a)	455	384,875
Berkshire Hathaway Energy Co. 4.50%, 02/01/2045	300	274,623
CenterPoint Energy, Inc. 5.369% (SOFR + 0.65%), 05/13/2024(d)	310	309,126
Commonwealth Edison Co. 5.30%, 02/01/2053	294	306,980
Series 133 3.85%, 03/15/2052	185	153,382
Consolidated Edison Co. of New York, Inc. 3.60%, 06/15/2061	220	167,372
4.50%, 05/15/2058	290	252,982
Series A 4.125%, 05/15/2049	280	237,910
Duke Energy Carolinas LLC 3.45%, 04/15/2051	400	307,080
Duke Energy Corp. 4.20%, 06/15/2049	218	180,286

abfunds.com	AB CORPORATE INCOME SHARES | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Duke Energy Progress LLC 4.00%, 04/01/2052	$134	$112,788
Empresas Publicas de Medellin ESP 4.25%, 07/18/2029(a)	200	156,350
Enel Chile SA 4.875%, 06/12/2028	62	60,345
Enel Finance International NV 7.75%, 10/14/2052(a)	495	578,284
Engie Energia Chile SA 3.40%, 01/28/2030(a)	425	348,181
Fells Point Funding Trust 3.046%, 01/31/2027(a)	261	244,519
Florida Power & Light Co. 3.95%, 03/01/2048	632	550,415
4.95%, 06/01/2035	455	465,324
4.963% (SOFR + 0.25%), 05/10/2023(d)	140	139,936
5.30%, 04/01/2053	183	194,957
5.69%, 03/01/2040	255	277,399
Georgia Power Co. 4.30%, 03/15/2042	340	301,291
4.70%, 05/15/2032	165	164,700
Kentucky Utilities Co. 3.30%, 06/01/2050	52	38,029
Massachusetts Electric Co. 4.004%, 08/15/2046(a)	355	276,343
National Rural Utilities Cooperative Finance Corp. 0.35%, 02/08/2024	590	569,285
3.40%, 11/15/2023	265	262,398
3.45%, 06/15/2025	365	355,944
NextEra Energy Capital Holdings, Inc. 5.65%, 05/01/2079	404	368,092
6.051%, 03/01/2025	475	482,904
Niagara Mohawk Power Corp. 2.759%, 01/10/2032(a)	556	464,338
5.783%, 09/16/2052(a)	320	332,675
NRG Energy, Inc. 7.00%, 03/15/2033(a)	284	295,019
Public Service Electric and Gas Co. 3.80%, 03/01/2046	385	319,754
Public Service Enterprise Group, Inc. 8.625%, 04/15/2031	248	297,491
San Diego Gas & Electric Co. Series WWW 2.95%, 08/15/2051	215	151,472
Southern Co. (The) 2.95%, 07/01/2023	412	410,224

28 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Southern Power Co. Series F 4.95%, 12/15/2046	$77	$69,280
Virginia Electric & Power Co. 8.875%, 11/15/2038	233	323,868

		11,913,551

Natural Gas – 0.5%
Atmos Energy Corp. 3.375%, 09/15/2049	325	248,752
GNL Quintero SA 4.634%, 07/31/2029(a)	153	148,496
NiSource, Inc. 5.65%, 02/01/2045	60	62,542
Piedmont Natural Gas Co., Inc. 5.05%, 05/15/2052	435	409,309

		869,099

		12,782,650

Total Corporates - Investment Grade (cost $188,186,090)		176,031,496

QUASI-SOVEREIGNS – 0.9%
Quasi-Sovereign Bonds – 0.9%
Chile – 0.3%
Empresa de Transporte de Pasajeros Metro SA 3.65%, 05/07/2030(a)	350	325,237
4.70%, 05/07/2050(a)	295	256,650

		581,887

Mexico – 0.4%
Comision Federal de Electricidad 3.348%, 02/09/2031(a)	321	255,757
Petroleos Mexicanos 6.50%, 01/23/2029	135	113,673
6.75%, 09/21/2047	112	68,936
6.95%, 01/28/2060	169	102,372
7.69%, 01/23/2050	80	53,300

		594,038

Peru – 0.1%
Corp. Financiera de Desarrollo SA 2.40%, 09/28/2027(a)	250	212,500

abfunds.com	AB CORPORATE INCOME SHARES | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Qatar – 0.1%
QatarEnergy 3.125%, 07/12/2041(a)	$277	$218,103

Total Quasi-Sovereigns (cost $2,008,702)		1,606,528

GOVERNMENTS - SOVEREIGN BONDS – 0.6%
Colombia – 0.3%
Colombia Government International Bond 3.125%, 04/15/2031	562	415,985
5.20%, 05/15/2049	200	134,663

		550,648

Mexico – 0.2%
Mexico Government International Bond 4.60%, 01/23/2046	200	168,100
4.75%, 03/08/2044	120	104,348

		272,448

Peru – 0.0%
Peruvian Government International Bond 2.392%, 01/23/2026	53	50,012

Qatar – 0.1%
Qatar Government International Bond 4.817%, 03/14/2049(a)	228	225,620

Uruguay – 0.0%
Uruguay Government International Bond 4.375%, 01/23/2031	54	54,327

Total Governments - Sovereign Bonds (cost $1,404,083)		1,153,055

CORPORATES - NON-INVESTMENT GRADE – 0.5%
Industrial – 0.4%
Consumer Cyclical - Automotive – 0.2%
Ford Motor Credit Co. LLC 3.81%, 01/09/2024	395	387,997

Consumer Non-Cyclical – 0.2%
Perrigo Finance Unlimited Co. 4.375%, 03/15/2026	420	405,510

		793,507

30 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.1%
REITs – 0.1%
Office Properties Income Trust 3.45%, 10/15/2031	$351	$180,737

Total Corporates - Non-Investment Grade (cost $1,142,608)		974,244

Total Investments – 98.1% (cost $192,741,483)		179,765,323
Other assets less liabilities – 1.9%		3,470,826

Net Assets – 100.0%		$183,236,149

FUTURES (see Note C)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	19	June 2023	$2,307,609	$27,754
U.S. T-Note 5 Yr (CBT) Futures	83	June 2023	9,108,602	131,854
U.S. Ultra Bond (CBT) Futures	66	June 2023	9,332,812	211,559

Sold Contracts
U.S. T-Note 2 Yr (CBT) Futures	30	June 2023	6,184,922	(59,570)
U.S. T-Note 10 Yr (CBT) Futures	9	June 2023	1,036,828	(31,473)

				$280,124

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
CDX-NAIG Series 40, 5 Year Index, 06/20/2028*	1.00%	Quarterly	0.76%	USD	3,280	$40,517	$16,893	$23,624

*	Termination date

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2023, the aggregate market value of these securities amounted to $37,181,009 or 20.3% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2023.

(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2023.

abfunds.com	AB CORPORATE INCOME SHARES | 31

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

CBT – Chicago Board of Trade

CDX-NAIG – North American Investment Grade Credit Default Swap Index

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

32 | AB CORPORATE INCOME SHARES	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

April 30, 2023

Assets
Investments in securities, at value (cost $192,741,483)	$179,765,323
Cash	3,641,097
Cash collateral due from broker	719,325
Receivable for investment securities sold	2,225,904
Interest and dividends receivable	2,036,569
Receivable for shares of beneficial interest sold	734,677
Receivable for variation margin on futures	154,925
Receivable for variation margin on centrally cleared swaps	1,476

Total assets	189,279,296

Liabilities
Payable for investment securities purchased	5,413,316
Dividends payable	551,620
Payable for shares of beneficial interest redeemed	72,594
Foreign capital gains tax payable	5,617

Total liabilities	6,043,147

Net Assets	$183,236,149

Composition of Net Assets
Shares of beneficial interest, at par	$186
Additional paid-in capital	222,254,251
Accumulated loss	(39,018,288)

Net Assets	$183,236,149

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 18,642,514 common shares outstanding)	$9.83

See notes to financial statements.

abfunds.com	AB CORPORATE INCOME SHARES | 33

STATEMENT OF OPERATIONS

Year Ended April 30, 2023

Investment Income
Interest	$6,283,607
Other income	400

Total investment income		$6,284,007

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on:
Investment transactions		(18,610,306)
Futures		(2,967,483)
Swaps		(271,298)
Net change in unrealized appreciation (depreciation) of:
Investments(a)		12,822,198
Futures		1,886,795
Swaps		236,393

Net loss on investment transactions		(6,903,701)

Net Decrease in Net Assets from Operations		$(619,694)

(a)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $71.

See notes to financial statements.

34 | AB CORPORATE INCOME SHARES	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2023	Year Ended April 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,284,007	$6,619,146
Net realized loss on investment transactions	(21,849,087)	(2,059,176)
Net change in unrealized appreciation (depreciation) of investments	14,945,386	(31,460,792)

Net decrease in net assets from operations	(619,694)	(26,900,822)
Distribution to Shareholders	(6,423,355)	(9,462,001)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(32,270,574)	50,167,122

Total increase (decrease)	(39,313,623)	13,804,299
Net Assets
Beginning of period	222,549,772	208,745,473

End of period	$183,236,149	$222,549,772

See notes to financial statements.

abfunds.com	AB CORPORATE INCOME SHARES | 35

NOTES TO FINANCIAL STATEMENTS

April 30, 2023

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Corporate Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Trust’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more

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NOTES TO FINANCIAL STATEMENTS (continued)

than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those

abfunds.com	AB CORPORATE INCOME SHARES | 37

NOTES TO FINANCIAL STATEMENTS (continued)

securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and

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NOTES TO FINANCIAL STATEMENTS (continued)

any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2023:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$176,031,496		$	– 0	–	$176,031,496
Quasi-Sovereigns		– 0	–	1,606,528			– 0	–	1,606,528
Governments – Sovereign Bonds		– 0	–	1,153,055			– 0	–	1,153,055
Corporates – Non-Investment Grade		– 0	–	974,244			– 0	–	974,244

Total Investments in Securities		– 0	–	179,765,323			– 0	–	179,765,323
Other Financial Instruments(a):
Assets:
Futures		371,167		– 0	–		– 0	–	371,167	(b)
Centrally Cleared Credit Default Swaps		– 0	–	40,517			– 0	–	40,517
Liabilities:
Futures		(91,043)		– 0	–		– 0	–	(91,043	)(b)

Total		$280,124		$179,805,840		$	– 0	–	$180,085,964

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

abfunds.com	AB CORPORATE INCOME SHARES | 39

NOTES TO FINANCIAL STATEMENTS (continued)

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at

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NOTES TO FINANCIAL STATEMENTS (continued)

their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2023 were as follows:

	Purchases	Sales
Investment securities (excluding
U.S. government securities)	$132,564,447	$164,319,378
U.S. government securities	2,193,139	2,203,633

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$193,001,984

Gross unrealized appreciation	$1,600,318
Gross unrealized depreciation	(14,817,182)

Net unrealized depreciation	$(13,216,864)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies.

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NOTES TO FINANCIAL STATEMENTS (continued)

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended April 30, 2023, the Fund held futures for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of

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NOTES TO FINANCIAL STATEMENTS (continued)

each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a

abfunds.com	AB CORPORATE INCOME SHARES | 43

NOTES TO FINANCIAL STATEMENTS (continued)

realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended April 30, 2023, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain

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NOTES TO FINANCIAL STATEMENTS (continued)

circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended April 30, 2023, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty,

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NOTES TO FINANCIAL STATEMENTS (continued)

the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended April 30, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$371,167	*	Payable for variation margin on futures	$91,043	*

Credit contracts	Receivable for variation margin on centrally cleared swaps	23,624	*

Total		$394,791			$91,043

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(2,967,483)	$1,886,795

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(290,908)	196,023

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	19,610	40,370

Total		$(3,238,781)	$2,123,188

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended April 30, 2023:

Futures:
Average notional amount of buy contracts	$21,093,505
Average notional amount of sale contracts	$9,076,739
Centrally Cleared Interest Rate Swaps:
Average notional amount	$1,190,000	(a)
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$3,280,000

(a)	Positions were open for ten months during the year.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2023	Year Ended April 30, 2022

Shares sold	5,687,055	9,419,121	$55,690,609	$111,031,586

Shares redeemed	(8,813,736)	(5,307,601)	(87,961,183)	(60,864,464)

Net increase (decrease)	(3,126,681)	4,111,520	$(32,270,574)	$50,167,122

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

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NOTES TO FINANCIAL STATEMENTS (continued)

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy initiatives and resulting market reactions to those initiatives.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a

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NOTES TO FINANCIAL STATEMENTS (continued)

“synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification

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NOTES TO FINANCIAL STATEMENTS (continued)

provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended April 30, 2023.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2023 and April 30, 2022 were as follows:

	2023		2022
Distributions paid from:
Ordinary income	$6,423,355		$7,221,076
Net long-term capital gains	– 0	–	2,240,925

Total distributions paid	$6,423,355		$9,462,001

As of April 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$694,916
Accumulated capital and other losses	(25,934,898	)(a)
Unrealized appreciation (depreciation)	(13,221,069	)(b)

Total accumulated earnings (deficit)	$(38,461,051	)(c)

(a)	As of April 30, 2023, the Fund had a net capital loss carryforward of $25,934,898.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to dividends payable.

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NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2023, the Fund had a net short-term capital loss carryforward of $11,821,465 and a net long-term capital loss carryforward of $14,113,433, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE H

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended April 30,
	2023		2022	2021	2020	2019

Net asset value, beginning of period	$ 10.22		$ 11.82	$ 11.56	$ 11.11	$ 10.81

Income From Investment Operations

Net investment income(a)	.39		.33	.37	.44	.44

Net realized and unrealized gain (loss) on investment transactions	(.39)		(1.47)	.55	.51	.30

Net increase (decrease) in net asset value from operations	– 0	–	(1.14)	.92	.95	.74

Less: Dividends and Distributions

Dividends from net investment income	(.39)		(.34)	(.38)	(.45)	(.44)

Distributions from net realized gain on investment transactions	– 0	–	(.12)	(.28)	(.05)	– 0	–

Total dividends and distributions	(.39)		(.46)	(.66)	(.50)	(.44)

Net asset value, end of period	$ 9.83		$ 10.22	$ 11.82	$ 11.56	$ 11.11

Total Return

Total investment return based on net asset value(b)	.16%		(10.08)%	7.90%	8.65%	7.03%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$183,236		$222,550	$208,745	$114,455	$98,680

Ratio to average net assets of:

Net investment income	3.94%		2.84%	3.02%	3.83%	4.06%

Portfolio turnover rate	85%		49%	43%	87%	140%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Corporate Income Shares

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Corporate Income Shares (the “Fund”) (one of the series constituting AB Corporate Shares (the “Trust”)), including the portfolio of investments, as of April 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting AB Corporate Shares) at April 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

June 26, 2023

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2023 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended April 30, 2023.

For foreign shareholders, 76.41% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2024.

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BOARD OF TRUSTEES

Garry Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Timothy Kurpis(2), Vice President Tiffanie Wong(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Congress Street,
Suite 1
Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Corporate Income Shares Investment Team. Mr. Kurpis and Ms. Wong are the investment professionals primarily responsible for the day-to-day management of the Fund’s Portfolio.

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TRUSTEES AND OFFICERS INFORMATION

Board of Trustees Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Certain information concerning the Trust’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	76	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE

Garry Moody,## Chairman of the Board 71 (2008)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of the Governance Committee. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	76	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	76	Moody’s Corporation since April 2011

Michael J. Downey,## 79 (2005)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	76	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 75 (2006)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	76	None

Jeanette W. Loeb,## 71 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a director or trustee of the AB Funds since April 2020.	76	Apollo Investment Corp. (business development company) since August 2011

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, member, Mass General Brigham Investment Committee (formerly, Partners Healthcare) (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	76	None

abfunds.com	AB CORPORATE INCOME SHARES | 61

TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Marshall C. Turner, Jr.,## 81 (2005)	Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	76	None

*

The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department, Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Erzan is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

62 | AB CORPORATE INCOME SHARES	abfunds.com

TRUSTEES AND OFFICERS INFORMATION (continued)

Officer Information

Certain information concerning the Trust’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Timothy Kurpis 34	Vice President	Senior Vice President of the Adviser/Manager,** with which he has been associated in a substantially similar capacity and as a trader since prior to 2018.

Tiffanie Wong 37	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2018. She is also Director – Fixed Income Responsible Investing Portfolio Management; and Director – US Investment-Grade Credit.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2018.

Joseph J. Mantineo 64	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS,** with which she has been associated since prior to 2018.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Trust’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or ABI at (800)-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB CORPORATE INCOME SHARES | 65

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Corporate Income Shares (the “Fund”) at a meeting held in-person on November 1-3, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and

abfunds.com	AB CORPORATE INCOME SHARES | 67

distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee

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sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors recognized that such information was of limited utility in light of the Fund’s unusual fee arrangement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

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Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB CORPORATE INCOME SHARES | 71

NOTES

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AB CORPORATE INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CIS-0151-0423

APR    04.30.23

ANNUAL REPORT

AB TAXABLE MULTI-SECTOR INCOME SHARES

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AB Taxable Multi-Sector Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 1

ANNUAL REPORT

June 1, 2023

This report provides management’s discussion of fund performance for AB Taxable Multi-Sector Income Shares for the annual reporting period ended April 30, 2023. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The Fund’s investment objective is to generate income and price appreciation.

NAV RETURNS AS OF APRIL 30, 2023 (unaudited)

	6 Months	12 Months

AB TAXABLE MULTI-SECTOR INCOME SHARES	3.59%	2.21%

Bloomberg US Aggregate ex Government Bond Index	7.78%	-0.09%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg US Aggregate ex Government Bond Index, for the six- and 12-month periods ended April 30, 2023.

During the 12-month period, the Fund outperformed the benchmark. Industry allocation contributed, relative to the benchmark, mainly due to gains from no exposure to conventional and Ginnie Mae mortgage-backed securities, and an overweight to US municipal bonds that were partially offset by losses from the use of interest rate swaps, no exposure to sovereign bonds and exposure to collateralized mortgage obligations. Yield-curve positioning was the largest detractor. Security selection detracted because of selection among US municipal bonds, consumer noncyclical, commercial mortgage-backed securities (“CMBS”), capital goods, technology and energy.

In the six-month period, the Fund underperformed the benchmark. Yield-curve positioning detracted the most from performance. Security selection also detracted, mostly from selection within US municipal bonds, CMBS, banking, consumer noncyclical, energy and technology. Industry allocation contributed, primarily from gains by having no exposure to conventional and Ginnie Mae mortgage-backed securities that were offset somewhat by exposure to US Treasury bonds.

During both periods, the Fund used derivatives in the form of interest rate swaps for hedging purposes, which detracted from absolute returns, as well as credit default swaps for hedging and investment purposes, which added to returns.

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MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended April 30, 2023, fixed-income government bond market yields were extremely volatile in all major developed markets. Government bond prices fell in all major markets except Australia, Canada and Japan. Most central banks raised interest rates significantly to combat persistent inflation. Stress in the global banking sector led treasury markets to rally on growth concerns in March. Global investment-grade corporate bonds, which typically have longer maturities and are more sensitive to changes in yields than high-yield corporates, had mixed returns and outperformed global treasuries overall with flat returns—outperforming US Treasury bonds in the US and eurozone treasuries in the euro bloc. Developed-market high-yield corporate bonds had positive returns and significantly outperformed global treasuries while also outperforming respective treasury markets in the US and eurozone. Emerging-market local-currency sovereign bonds materially led risk asset returns as the US dollar fell versus the majority of developed- and emerging-market currencies. Emerging-market hard-currency sovereign bonds fell, yet outperformed global developed-market treasuries, with investment-grade posting positive returns while high-yield fell. Emerging-market hard-currency corporate bonds had positive returns, with high-yield leading investment-grade during the period. Brent crude oil prices fell significantly on reduced demand and economic growth concerns.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek attractively priced securities through top-down and bottom-up research, while mitigating overall risk. The Team invests primarily in single-sector, investment-grade issues of global corporates but has leeway to invest in below investment-grade bonds as well.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund may invest in a broad range of securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including corporate and US and non-US government securities. The Fund may invest up to 50% of its assets in below investment-grade bonds (“junk bonds”). The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term.

The Fund may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 50% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

(continued on next page)

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The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may also invest in mortgage-related and other asset-backed securities; loan participations; inflation-indexed securities; structured securities; variable-, floating- and inverse-floating-rate instruments; and preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swap agreements.

Currencies can have a dramatic effect on returns of non-US dollar-denominated fixed-income securities, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and fixed-income positions separately and may seek to hedge the currency exposure resulting from the Fund’s fixed-income securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Aggregate ex Government Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg US Aggregate ex Government Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for corporate securities, mortgage pass-through securities, asset-backed securities and CMBS. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or

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DISCLOSURES AND RISKS (continued)

illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

4/30/2013 TO 4/30/2023

This chart illustrates the total value of an assumed $10,000 investment in AB Taxable Multi-Sector Income Shares (from 4/30/2013 to 4/30/2023) as compared with the performance of the Fund’s benchmark.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2023 (unaudited)

NAV Returns

1 Year	2.21%

5 Years	1.91%

10 Years	1.53%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2023 (unaudited)

NAV Returns

1 Year	1.12%

5 Years	1.83%

10 Years	1.50%

The prospectus fee table shows the fees and the total annual operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period*		Annualized Expense Ratio*
Actual	$1,000	$1,035.90	$	– 0 –	0.00%
Hypothetical**	$1,000	$1,024.79	$	– 0 –	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 11

PORTFOLIO SUMMARY

April 30, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $371.9

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

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PORTFOLIO OF INVESTMENTS

April 30, 2023

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 59.3%
Industrial – 36.6%
Basic – 2.9%
Air Products and Chemicals, Inc. 1.50%, 10/15/2025	$1,600	$1,492,000
Eastman Chemical Co. 3.80%, 03/15/2025	2,000	1,952,720
EIDP, Inc. 1.70%, 07/15/2025	1,265	1,192,414
Georgia-Pacific LLC 0.625%, 05/15/2024(a)	1,750	1,667,715
LyondellBasell Industries NV 5.75%, 04/15/2024	1,140	1,142,383
Nucor Corp. 2.00%, 06/01/2025	2,640	2,487,619
Southern Copper Corp. 3.875%, 04/23/2025	1,000	973,000

		10,907,851

Capital Goods – 4.8%
Caterpillar Financial Services Corp. 5.071% (SOFR + 0.27%), 09/13/2024(b)	1,000	992,840
CNH Industrial Capital LLC 1.95%, 07/02/2023	2,000	1,987,080
Emerson Electric Co. 1.80%, 10/15/2027	2,000	1,803,900
Illinois Tool Works, Inc. 3.50%, 03/01/2024	1,550	1,529,370
John Deere Capital Corp. 1.75%, 03/09/2027	1,700	1,554,174
4.957% (SOFR + 0.12%), 07/10/2023(b)	1,000	998,530
Northrop Grumman Corp. 2.93%, 01/15/2025	2,000	1,939,220
Parker-Hannifin Corp. 2.70%, 06/14/2024	1,000	973,070
3.25%, 03/01/2027	1,700	1,624,231
Republic Services, Inc. 2.50%, 08/15/2024	1,000	969,020
Trane Technologies Luxembourg Finance SA 3.55%, 11/01/2024	2,000	1,951,620
Waste Management, Inc. 2.40%, 05/15/2023	1,630	1,626,984

		17,950,039

Communications - Media – 0.5%
Omnicom Group, Inc./Omnicom Capital, Inc. 3.65%, 11/01/2024	2,000	1,961,860

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.4%
T-Mobile USA, Inc. 2.625%, 04/15/2026	$1,402	$1,316,282

Consumer Cyclical - Automotive – 0.8%
General Motors Financial Co., Inc. 5.10%, 01/17/2024	1,500	1,495,980
6.137% (SOFR + 1.30%), 04/07/2025(b)	1,500	1,493,595

		2,989,575

Consumer Cyclical - Entertainment – 0.4%
YMCA of Greater New York 2.303%, 08/01/2026	1,765	1,598,949

Consumer Cyclical - Other – 1.8%
DR Horton, Inc. 2.50%, 10/15/2024	2,875	2,769,660
Las Vegas Sands Corp. 3.20%, 08/08/2024	2,885	2,791,295
Marriott International, Inc./MD 3.75%, 03/15/2025	1,075	1,050,383

		6,611,338

Consumer Cyclical - Restaurants – 0.8%
McDonald's Corp. 3.375%, 05/26/2025	1,000	978,830
Starbucks Corp. 2.45%, 06/15/2026	2,000	1,887,200

		2,866,030

Consumer Cyclical - Retailers – 2.5%
AutoZone, Inc. 3.25%, 04/15/2025	2,000	1,936,880
Costco Wholesale Corp. 2.75%, 05/18/2024	1,000	977,480
Dollar Tree, Inc. 4.00%, 05/15/2025	2,000	1,967,180
NIKE, Inc. 2.40%, 03/27/2025	2,250	2,179,372
VF Corp. 2.40%, 04/23/2025	1,670	1,579,002
Walmart, Inc. 3.30%, 04/22/2024	500	493,055

		9,132,969

Consumer Non-Cyclical – 7.3%
AmerisourceBergen Corp. 3.25%, 03/01/2025	1,350	1,312,591

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Baxter International, Inc. 0.868%, 12/01/2023	$2,300	$2,236,773
Baylor Scott & White Holdings Series 2021 0.827%, 11/15/2025	2,275	2,055,895
Cardinal Health, Inc. 3.079%, 06/15/2024	1,000	977,020
Cigna Group (The) 4.125%, 11/15/2025	1,000	987,570
CommonSpirit Health 2.76%, 10/01/2024	1,000	970,530
Gilead Sciences, Inc. 3.65%, 03/01/2026	1,000	978,300
3.70%, 04/01/2024	1,300	1,281,813
Hershey Co. (The) 0.90%, 06/01/2025	1,300	1,208,519
2.30%, 08/15/2026	1,400	1,331,904
Philip Morris International, Inc. 3.375%, 08/11/2025	2,000	1,953,500
Providence Health & Services Obligated Group 4.379%, 10/01/2023	3,530	3,530,000
Shire Acquisitions Investments Ireland DAC 2.875%, 09/23/2023	640	633,197
Sysco Corp. 3.75%, 10/01/2025	2,500	2,445,400
Tyson Foods, Inc. 3.95%, 08/15/2024	3,000	2,958,450
UPMC Series D-1 3.60%, 04/03/2025	2,250	2,196,630

		27,058,092

Energy – 7.8%
BP Capital Markets America, Inc. 3.017%, 01/16/2027	2,035	1,948,635
Canadian Natural Resources Ltd. 3.80%, 04/15/2024	3,000	2,951,760
Chevron Corp. 1.141%, 05/11/2023	1,665	1,663,235
Continental Resources, Inc./OK 3.80%, 06/01/2024	3,000	2,942,970
Devon Energy Corp. 4.50%, 01/15/2030	1,745	1,672,042
EOG Resources, Inc. 4.15%, 01/15/2026	2,000	1,985,940
EQT Corp. 6.125%, 02/01/2025(c)	2,350	2,361,303

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Exxon Mobil Corp. 2.992%, 03/19/2025	$2,000	$1,948,000
Hess Corp. 4.30%, 04/01/2027	2,000	1,962,820
MPLX LP 4.00%, 03/15/2028	1,685	1,626,244
Ovintiv Exploration Inc. 5.375%, 01/01/2026	2,200	2,207,810
Phillips 66 0.90%, 02/15/2024	1,900	1,836,654
Pioneer Natural Resources Co. 1.125%, 01/15/2026	2,680	2,445,044
Transcontinental Gas Pipe Line Co. LLC 4.00%, 03/15/2028	1,665	1,605,010

		29,157,467

Services – 2.7%
Alibaba Group Holding Ltd. 3.60%, 11/28/2024	1,500	1,463,625
Booking Holdings, Inc. 3.65%, 03/15/2025	1,000	981,770
eBay, Inc. 1.90%, 03/11/2025	2,000	1,892,360
Enterprise Community Loan Fund, Inc. Series 2018 3.685%, 11/01/2023	1,180	1,169,238
Mastercard, Inc. 2.00%, 03/03/2025	2,250	2,153,835
Verisk Analytics, Inc. 4.00%, 06/15/2025	2,500	2,446,025

		10,106,853

Technology – 3.9%
Apple, Inc. 2.40%, 05/03/2023	1,250	1,250,000
Fiserv, Inc. 2.75%, 07/01/2024	2,250	2,186,415
Hewlett Packard Enterprise Co. 1.45%, 04/01/2024	1,715	1,656,073
International Business Machines Corp. 3.30%, 05/15/2026	2,000	1,939,220
Kyndryl Holdings, Inc. 2.05%, 10/15/2026	1,751	1,533,228
Microchip Technology, Inc. 4.25%, 09/01/2025	1,000	980,880
Oracle Corp. 2.50%, 04/01/2025	3,100	2,959,043

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

TSMC Arizona Corp. 1.75%, 10/25/2026	$2,220	$2,013,229

		14,518,088

		136,175,393

Financial Institutions – 19.1%
Banking – 14.7%
Banco Bilbao Vizcaya Argentaria SA 5.862%, 09/14/2026	1,000	997,700
Bank of America Corp. 3.093%, 10/01/2025	1,250	1,206,850
3.458%, 03/15/2025	500	490,580
3.824%, 01/20/2028	1,000	956,530
5.272% (BSBY 3 Month + 0.43%), 05/28/2024(b)	1,000	997,770
Barclays PLC 1.007%, 12/10/2024	1,500	1,451,685
3.932%, 05/07/2025	1,000	977,610
BPCE SA 5.15%, 07/21/2024(a)	1,100	1,079,298
Capital One Financial Corp. 2.636%, 03/03/2026	1,000	940,060
Citigroup, Inc. 1.678%, 05/15/2024	1,000	998,730
3.106%, 04/08/2026	2,500	2,405,025
Credit Suisse AG/New York NY 7.95%, 01/09/2025	2,650	2,710,022
Danske Bank A/S 6.214% (LIBOR 3 Month + 1.06%), 09/12/2023(a)(b)	2,250	2,250,000
Deutsche Bank AG/New York NY 6.119%, 07/14/2026	2,000	1,977,800
Discover Bank 3.45%, 07/27/2026	2,385	2,212,398
Fifth Third Bancorp 2.375%, 01/28/2025	1,000	947,810
Goldman Sachs Group, Inc. (The) 3.814%, 04/23/2029	2,000	1,883,960
HSBC Holdings PLC 1.645%, 04/18/2026	2,210	2,043,255
2.099%, 06/04/2026	1,000	931,110
2.633%, 11/07/2025	1,000	953,300
ING Groep NV 5.85% (SOFR + 1.01%), 04/01/2027(b)	1,350	1,316,750
JPMorgan Chase & Co. 1.514%, 06/01/2024	1,800	1,793,862
3.797%, 07/23/2024	725	721,984
5.307% (SOFR + 0.54%), 06/01/2025(b)	1,300	1,287,169

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

KeyBank NA/Cleveland OH 5.18% (SOFR + 0.34%), 01/03/2024(b)	$2,000	$1,975,940
Mitsubishi UFJ Financial Group, Inc. 1.412%, 07/17/2025	2,300	2,115,264
Mizuho Financial Group, Inc. 1.241%, 07/10/2024	2,000	1,982,560
Morgan Stanley 2.72%, 07/22/2025	1,000	965,180
3.591%, 07/22/2028	1,000	945,910
Nationwide Building Society 4.363%, 08/01/2024(a)	200	199,086
NatWest Group PLC 4.269%, 03/22/2025	2,000	1,971,620
Santander Holdings USA, Inc. 5.807%, 09/09/2026	1,000	989,360
Sumitomo Mitsui Financial Group, Inc. 1.474%, 07/08/2025	2,600	2,399,202
Synchrony Bank 5.625%, 08/23/2027	1,865	1,773,652
Toronto-Dominion Bank (The) 5.148% (SOFR + 0.35%), 09/10/2024(b)	2,000	1,981,700
Wells Fargo & Co. 2.188%, 04/30/2026	2,850	2,685,070
2.406%, 10/30/2025	1,150	1,100,447

		54,616,249

Brokerage – 1.5%
Charles Schwab Corp. (The) 5.32% (SOFR + 0.50%), 03/18/2024(b)	3,000	2,967,810
Nomura Holdings, Inc. 1.851%, 07/16/2025	2,750	2,525,573

		5,493,383

Finance – 1.0%
Air Lease Corp. 2.30%, 02/01/2025	1,000	947,120
3.875%, 07/03/2023	300	298,968
Aircastle Ltd. 4.125%, 05/01/2024	2,500	2,446,675

		3,692,763

REITs – 1.9%
American Tower Corp. 3.375%, 05/15/2024	2,100	2,055,291
GLP Capital LP/GLP Financing II, Inc. 5.375%, 04/15/2026	3,000	2,972,310
Kite Realty Group Trust 4.00%, 03/15/2025	1,000	951,580

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Simon Property Group LP 3.50%, 09/01/2025	$1,000	$966,060

		6,945,241

		70,747,636

Utility – 3.6%
Electric – 2.3%
DTE Energy Co. Series F 1.05%, 06/01/2025	2,000	1,848,160
National Rural Utilities Cooperative Finance Corp. 3.40%, 02/07/2028	2,000	1,912,720
Pinnacle West Capital Corp. 1.30%, 06/15/2025	2,700	2,480,301
WEC Energy Group, Inc. 0.80%, 03/15/2024	2,400	2,310,360

		8,551,541

Natural Gas – 0.6%
Southern Co. Gas Capital Corp. 2.45%, 10/01/2023	2,200	2,170,740

Other Utility – 0.7%
American Water Capital Corp. 3.40%, 03/01/2025	1,135	1,108,328
3.85%, 03/01/2024	1,650	1,633,120

		2,741,448

		13,463,729

Total Corporates – Investment Grade (cost $225,962,027)		220,386,758

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 14.7%
United States – 14.7%
Antonio B Won Pat International Airport Authority Series 2021-A 2.499%, 10/01/2025	740	687,204
California Earthquake Authority Series 2022-A 5.603%, 07/01/2027	2,000	2,044,472
Chicago O'Hare International Airport Series 2020-D 1.168%, 01/01/2024	2,000	1,946,885
City & County of Denver CO. Airport System Revenue Series 2020-C 1.115%, 11/15/2024	750	709,235

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Glendale AZ (City of Glendale AZ COP) Series 2021 0.897%, 07/01/2024	$3,000	$2,852,910
City of Houston TX Airport System Revenue Series 2020-C 1.272%, 07/01/2024	1,000	957,144
City of Jacksonville FL (City of Jacksonville FL Lease) Series 2020-C 0.594%, 10/01/2023	1,500	1,473,260
City of New York NY Series 2021 0.982%, 08/01/2025	380	352,315
Series 2021-D 0.59%, 08/01/2023	1,625	1,607,205
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019-B 2.396%, 11/01/2023	1,050	1,035,031
Commonwealth of Massachusetts (Commonwealth of Massachusetts COVID-19 Recovery Assessment Revenue) Series 2022-B 4.11%, 07/15/2031	2,000	1,984,213
County of Broward FL Airport System Revenue Series 2019-C 2.384%, 10/01/2026	1,000	935,536
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2021 1.425%, 10/01/2026	1,000	901,047
Golden State Tobacco Securitization Corp. Series 2021 1.85%, 06/01/2031	350	349,145
Inland Empire Tobacco Securitization Corp. Series 2019 3.678%, 06/01/2038	770	722,753
Kansas Development Finance Authority (State of Kansas Department of Administration Lease) Series 2021-K 0.407%, 05/01/2023	1,415	1,415,000

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Louisiana Local Government Environmental Facilities & Community Development Auth (Louisiana Utilities Restoration Corp ELL System Restoration Revenue) Series 2023 5.081%, 06/01/2031	$3,000	$3,025,679
Massachusetts Development Finance Agency (Berklee College of Music, Inc.) Series 2020 1.494%, 10/01/2023	385	378,764
Metropolitan Pier & Exposition Authority Series 2022 3.00%, 06/15/2024	1,000	990,243
Metropolitan Transportation Authority Series 2019-A 5.00%, 11/15/2048	2,000	2,023,023
Michigan Finance Authority (Michigan Finance Authority School Loan Revolving Fund) Series 2019 2.366%, 09/01/2049	1,000	991,687
Municipal Electric Authority of Georgia Series 2021 1.897%, 01/01/2027	385	343,377
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2021-G 5.25%, 09/01/2023(a)	1,440	1,447,485
Series 2023 4.927%, 03/01/2026	1,050	1,052,223
New Jersey Turnpike Authority Series 2021-B 0.638%, 01/01/2024	1,000	970,862
0.897%, 01/01/2025	2,000	1,875,361
New York State Urban Development Corp. Series 2020-F 0.87%, 03/15/2025	1,400	1,312,657
Oklahoma Development Finance Authority Remove Series 2022 3.877%, 05/01/2037	1,760	1,717,437
Pennsylvania Turnpike Commission Series 2019 2.556%, 12/01/2025	760	721,057
Port of Portland OR Airport Revenue Series 2020-T 1.00%, 07/01/2023	1,200	1,191,816

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Reedy Creek Improvement District Series 2020-A 1.549%, 06/01/2023	$700	$697,859
State Board of Administration Finance Corp. (Florida Hurricane Catastrophe Fund) Series 2020-A 1.258%, 07/01/2025	1,010	939,963
State of California Series 2023 5.10%, 03/01/2029	2,000	2,083,960
State of Connecticut Series 2021-A 0.309%, 06/01/2023	150	149,416
0.508%, 06/01/2024	1,000	955,177
Series 2022-A 3.292%, 06/15/2025	1,000	978,694
State of Hawaii Airports System Revenue Series 2020-E 1.392%, 07/01/2025	1,000	937,643
State of Illinois Series 2023-A 5.254%, 05/01/2024	1,500	1,498,375
5.254%, 05/01/2025	1,000	1,005,574
Tennessee Energy Acquisition Corp (Goldman Sachs Group, Inc. (The)) Series 2023-A 5.75%, 05/01/2028	2,000	2,035,177
Texas Natural Gas Securitization Finance Corp Series 2023 5.102%, 04/01/2035	2,000	2,099,634
Tobacco Settlement Finance Authority/WV (Tobacco Settlement Finance Authority/WV) Series 2020 3.00%, 06/01/2035	869	868,862
University of California Series 2022-S 5.00%, 05/15/2024	2,500	2,551,927

Total Local Governments – US Municipal Bonds (cost $56,226,695)		54,817,287

ASSET-BACKED SECURITIES – 11.7%
Autos - Fixed Rate – 9.7%
American Credit Acceptance Receivables Trust Series 2023-1, Class A 5.45%, 09/14/2026(a)	1,316	1,312,879

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Americredit Automobile Receivables Trust Series 2023-1, Class A2A 5.84%, 10/19/2026	$2,250	$2,255,055
Avis Budget Rental Car Funding AESOP LLC Series 2023-3A, Class A 5.44%, 02/22/2028(a)	3,000	3,023,046
Carmax Auto Owner Trust Series 2021-1, Class C 0.94%, 12/15/2026	500	461,040
Carvana Auto Receivables Trust Series 2021-N1, Class C 1.30%, 01/10/2028	422	394,263
Series 2023-N1, Class A 6.28%, 04/12/2027(a)	1,500	1,498,303
CPS Auto Receivables Trust Series 2021-A, Class C 0.83%, 09/15/2026(a)	168	166,417
Series 2021-B, Class C 1.23%, 03/15/2027(a)	997	977,545
DT Auto Owner Trust Series 2021-1A, Class C 0.84%, 10/15/2026(a)	500	486,389
Exeter Automobile Receivables Trust Series 2021-1A, Class C 0.74%, 01/15/2026	987	971,916
Flagship Credit Auto Trust Series 2023-1, Class A2 5.38%, 12/15/2026(a)	3,000	2,987,452
Foursight Capital Automobile Receivables Trust Series 2021-1, Class C 1.02%, 09/15/2026(a)	850	820,545
Series 2023-1, Class A2 5.43%, 10/15/2026(a)	3,000	2,983,442
JPMorgan Chase Bank NA – CACLN Series 2021-1, Class B 0.875%, 09/25/2028(a)	539	522,306
LAD Auto Receivables Trust Series 2023-1A, Class A2 5.68%, 10/15/2026(a)	3,000	2,992,991
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(a)	3,500	3,505,965
Tricolor Auto Securitization Trust Series 2023-1A, Class A 6.48%, 08/17/2026(a)	2,797	2,792,008
Westlake Automobile Receivables Trust Series 2021-1A, Class C 0.95%, 03/16/2026(a)	2,000	1,944,247

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2023-2A, Class A2A 5.87%, 07/15/2026(a)	$3,000	$3,000,531
World Omni Select Auto Trust Series 2023-A, Class A2A 5.92%, 03/15/2027	3,000	3,019,874

		36,116,214

Other ABS - Fixed Rate – 2.0%
ACHV ABS TRUST Series 2023-2PL, Class A 6.42%, 05/20/2030(a)	450	450,474
Affirm Asset Securitization Trust Series 2021-Z1, Class A 1.07%, 08/15/2025(a)	214	207,892
Dext ABS LLC Series 2023-1, Class A2 5.99%, 03/15/2032(a)	2,250	2,249,776
Domino's Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(a)	784	677,285
Pagaya AI Debt Trust Series 2023-3, Class A 7.60%, 12/16/2030(a)	3,000	3,018,555
Theorem Funding Trust Series 2023-1A, Class A 7.58%, 04/15/2029(a)	850	850,951

		7,454,933

Total Asset-Backed Securities (cost $43,871,685)		43,571,147

AGENCIES – 11.3%
Agency Debentures – 11.3%
Federal Home Loan Banks 4.50%, 10/03/2024	26,000	25,990,640
5.00%, 02/28/2025	16,000	16,201,440

Total Agencies (cost $41,959,409)		42,192,080

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.1%
Risk Share Floating Rate – 1.1%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M3 9.02% (LIBOR 1 Month + 4.00%), 08/25/2024(b)	31	31,859

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2015-DNA1, Class M3 8.32% (LIBOR 1 Month + 3.30%), 10/25/2027(b)	$34	$34,628
Series 2023-DNA1, Class M1A 6.924% (SOFR + 2.10%), 03/25/2043(a)(b)	401	402,337
Series 2023-DNA2, Class M1A 6.899% (SOFR + 2.10%), 04/25/2043(a)(b)	1,623	1,627,035
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 9.42% (LIBOR 1 Month + 4.40%), 01/25/2024(b)	118	119,716
Series 2014-C03, Class 2M2 7.92% (LIBOR 1 Month + 2.90%), 07/25/2024(b)	44	44,931
Series 2016-C01, Class 1M2 11.77% (LIBOR 1 Month + 6.75%), 08/25/2028(b)	175	189,476
Series 2016-C02, Class 1M2 11.02% (LIBOR 1 Month + 6.00%), 09/25/2028(b)	156	164,652
Series 2016-C03, Class 1M2 10.32% (LIBOR 1 Month + 5.30%), 10/25/2028(b)	97	102,220
Series 2023-R03, Class 2M1 7.315% (SOFR + 2.50%), 04/25/2043(a)(b)	1,147	1,149,867

		3,866,721

Agency Fixed Rate – 0.0%
Federal Home Loan Mortgage Corp. REMICs Series 4029, Class LD 1.75%, 01/15/2027	47	45,374
Series 4459, Class CA 5.00%, 12/15/2034	16	15,922

		61,296

Total Collateralized Mortgage Obligations (cost $3,921,634)		3,928,017

CORPORATES - NON-INVESTMENT GRADE – 0.9%
Industrial – 0.9%
Consumer Cyclical - Automotive – 0.7%
Ford Motor Credit Co. LLC 4.95%, 05/28/2027	779	737,456
6.80%, 05/12/2028	950	950,760
7.35%, 11/04/2027	1,000	1,030,020

		2,718,236

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.2%
Newell Brands, Inc. 4.70%, 04/01/2026(c)	$613	$585,378
4.875%, 06/01/2025	183	178,242

		763,620

Total Corporates – Non-Investment Grade (cost $3,569,946)		3,481,856

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.6%
Non-Agency Floating Rate CMBS – 0.6%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 5.948% (LIBOR 1 Month + 1.00%), 11/15/2033(a)(b)	1,000	953,288
DBWF Mortgage Trust Series 2018-GLKS, Class A 6.081% (LIBOR 1 Month + 1.13%), 12/19/2030(a)(b)	1,000	982,430
Invitation Homes Trust Series 2018-SFR4, Class A 6.048% (LIBOR 1 Month + 1.10%), 01/17/2038(a)(b)	311	310,469

		2,246,187

Non-Agency Fixed Rate CMBS – 0.0%
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)	21	20,991

Total Commercial Mortgage-Backed Securities (cost $2,325,881)		2,267,178

	Shares
SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.74%(d)(e)(f) (cost $3,253,935)	3,253,935	3,253,935

Total Investments – 100.5% (cost $381,091,212)		373,898,258
Other assets less liabilities – (0.5)%		(2,034,848)

Net Assets – 100.0%		$371,863,410

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PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	44,000	01/31/2024	1 Day SOFR	1.031%	Annual	$(1,693,044)	$	– 0	–	$(1,693,044)
USD	16,000	03/31/2025	1 Day SOFR	4.121%	Annual	(7,396)		– 0	–	(7,396)

						$(1,700,440)	$	– 0	–	$(1,700,440)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00%	Monthly	7.50%	USD	961	$(154,822)	$8,439	$(163,261)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	18	(3,780)	(1,686)	(2,094)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	34	(6,968)	(4,268)	(2,700)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	103	(21,260)	(9,338)	(11,922)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	10	(2,126)	(957)	(1,169)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	128	(26,457)	(11,925)	(14,532)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	192	(39,568)	(17,376)	(22,192)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	167	(34,371)	(14,651)	(19,720)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	610	(125,910)	(85,630)	(40,280)

						$(415,262)	$(137,392)	$(277,870)

*	Termination date

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 27

PORTFOLIO OF INVESTMENTS (continued)

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2023, the aggregate market value of these securities amounted to $48,559,000 or 13.1% of net assets.

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2023.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2023.

(d)	Affiliated investments.

(e)	To obtain a copy of the fund's shareholder report, please go to the Securities and Exchange Commission's website at www.sec.gov, or call AB at (800) 227-4618.

(f)	The rate shown represents the 7-day yield as of period end.

Glossary:

ABS – Asset-Backed Securities

BSBY – Bloomberg Short-Term Bank Yield Index

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

28 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

April 30, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $377,837,277)	$370,644,323
Affiliated issuers (cost $3,253,935)	3,253,935
Cash	517
Cash collateral due from broker	1,199,449
Unaffiliated interest and dividends receivable	2,448,089
Receivable for shares of beneficial interest sold	774,871
Receivable for variation margin on centrally cleared swaps	10,418
Affiliated dividends receivable	6,446
Receivable due from Adviser	137

Total assets	378,338,185

Liabilities
Payable for investment securities purchased	5,146,941
Dividends payable	887,944
Market value on credit default swaps (net premiums received $137,392)	415,262
Payable for shares of beneficial interest redeemed	24,628

Total liabilities	6,474,775

Net Assets	$371,863,410

Composition of Net Assets
Shares of beneficial interest, at par	$388
Additional paid-in capital	383,560,601
Accumulated loss	(11,697,579)

Net Assets	$371,863,410

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 38,844,244 common shares outstanding)	$9.57

See notes to financial statements.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 29

STATEMENT OF OPERATIONS

Year Ended April 30, 2023

Investment Income
Interest	$7,750,979
Dividends—Affiliated issuers	203,585
Other income(a)	7,990

Total investment income		$7,962,554

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(4,599,810)
Swaps		1,781,319
Net change in unrealized appreciation (depreciation) of:
Investments		4,312,513
Swaps		(1,500,812)

Net loss on investment transactions		(6,790)

Net Increase in Net Assets from Operations		$7,955,764

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

30 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2023	Year Ended April 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,962,554	$3,163,524
Net realized gain (loss) on investment transactions	(2,818,491)	1,000,597
Net change in unrealized appreciation (depreciation) of investments	2,811,701	(13,666,403)

Net increase (decrease) in net assets from operations	7,955,764	(9,502,282)
Distribution to Shareholders	(7,997,925)	(4,804,206)
Transactions in Shares of Beneficial Interest
Net increase	74,739,391	5,600,368

Total increase (decrease)	74,697,230	(8,706,120)
Net Assets
Beginning of period	297,166,180	305,872,300

End of period	$371,863,410	$297,166,180

See notes to financial statements.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 31

NOTES TO FINANCIAL STATEMENTS

April 30, 2023

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Taxable Multi-Sector Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Trust’s Board of Trustees (the “Board”). Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued

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NOTES TO FINANCIAL STATEMENTS (continued)

at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 33

NOTES TO FINANCIAL STATEMENTS (continued)

occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized

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NOTES TO FINANCIAL STATEMENTS (continued)

models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2023:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates—Investment Grade	$	– 0	–	$220,386,758		$	– 0	–	$220,386,758
Local Governments—US Municipal Bonds		– 0	–	54,817,287			– 0	–	54,817,287
Asset-Backed Securities		– 0	–	43,571,147			– 0	–	43,571,147
Agencies		– 0	–	42,192,080			– 0	–	42,192,080
Collateralized Mortgage Obligations		– 0	–	3,928,017			– 0	–	3,928,017
Corporates—Non-Investment Grade		– 0	–	3,481,856			– 0	–	3,481,856
Commercial Mortgage-Backed Securities		– 0	–	2,267,178			– 0	–	2,267,178
Short-Term Investments		3,253,935		– 0	–		– 0	–	3,253,935

Total Investments in Securities		3,253,935		370,644,323			– 0	–	373,898,258
Other Financial Instruments(a):
Assets		– 0	–	– 0	–		– 0	–	– 0	–
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(1,700,440)			– 0	–	(1,700,440	)(b)
Credit Default Swaps		– 0	–	(415,262)			– 0	–	(415,262)

Total		$3,253,935		$368,528,621		$	– 0	–	$371,782,556

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may

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NOTES TO FINANCIAL STATEMENTS (continued)

also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating

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expenses. The Fund is an integral part of separately managed accounts in wrap fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended April 30, 2023, such reimbursement amounted to $7,990.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended April 30, 2023 is as follows:

Fund	Market Value 4/30/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$5,198	$188,236	$190,180	$3,254	$204

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2023 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$154,161,670	$86,074,213
U.S. government securities	115,150,313	94,727,825

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$381,347,887

Gross unrealized appreciation	$1,615,858
Gross unrealized depreciation	(10,343,167)

Net unrealized depreciation	$(8,727,309)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset.

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The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected.

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NOTES TO FINANCIAL STATEMENTS (continued)

Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended April 30, 2023, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit

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protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended April 30, 2023, the Fund held credit default swaps for hedging purposes.

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The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended April 30, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Payable for variation margin on centrally cleared swaps	$1,700,440	*

Credit contracts			Market value on credit default swaps	415,262

Total				$2,115,702

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$1,756,585	$(1,696,239)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	24,734	195,427

Total		$1,781,319	$(1,500,812)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended April 30, 2023:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$69,230,769
Credit Default Swaps:
Average notional amount of sale contracts	$3,056,268

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citigroup Global Markets, Inc.	$186,830	$	– 0	–	$(186,830)		$	– 0	–	$	– 0	–
Credit Suisse International	68,151		– 0	–	– 0	–		– 0	–		68,151
Goldman Sachs International	34,371		– 0	–	– 0	–		– 0	–		34,371
JPMorgan Securities, LLC	125,910		– 0	–	(125,910)			– 0	–		– 0	–

Total	$415,262	$	– 0	–	$(312,740)		$	– 0	–		$102,522	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.
^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares			Amount
	Year Ended April 30, 2023		Year Ended April 30, 2022	Year Ended April 30, 2023		Year Ended April 30, 2022

Shares sold	19,324,851		11,055,833	$183,674,700		$109,716,305

Shares issued in reinvestment of dividends and distributions	– 0	–	1	– 0	–	10

Shares redeemed	(11,468,545)		(10,538,231)	(108,935,309)		(104,115,947)

Net increase	7,856,306		517,603	$74,739,391		$5,600,368

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full

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principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy initiatives and resulting market reactions to those initiatives.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are

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subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors. To the extent it

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does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new

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instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but

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there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended April 30, 2023.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2023 and April 30, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$7,510,630	$3,392,140
Net long-term capital gains	487,295	1,412,066

Total taxable distributions paid	$7,997,925	$4,804,206

As of April 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$898,596
Accumulated capital and other losses	(2,978,009	)(a)
Unrealized appreciation (depreciation)	(8,730,221	)(b)

Total accumulated earnings (deficit)	$(10,809,634	)(c)

(a)	As of April 30, 2023, the Fund had a net capital loss carryforward of $2,978,009.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2023, the Fund had a net short-term capital loss carryforward of $2,978,009, which may be carried forward for an indefinite period.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE H

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Year Ended April 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 9.59	$ 10.04	$ 9.89	$ 9.82	$ 9.70

Income From Investment Operations

Net investment income(a)	.23	.10	.14	.24	.25

Net realized and unrealized gain (loss) on investment transactions	(.02)	(.39)	.16	.09	.13

Net increase (decrease) in net asset value from operations	.21	(.29)	.30	.33	.38

Less: Dividends and Distributions

Dividends from net investment income	(.22)	(.12)	(.15)	(.26)	(.26)

Distributions from net realized gain on investment transactions	(.01)	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.23)	(.16)	(.15)	(.26)	(.26)

Net asset value, end of period	$ 9.57	$ 9.59	$ 10.04	$ 9.89	$ 9.82

Total Return

Total investment return based on net asset value(b)	2.21%	(2.98)%	3.02%	3.43%	4.00%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$371,863	$297,166	$305,872	$178,508	$154,300

Ratio to average net assets of:

Expenses	.00%	.00%	.00%	.01	%(c)	.00%

Net investment income	2.44%	1.03%	1.36%	2.47%	2.62%

Portfolio turnover rate	56%	45%	74%	124%	45%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The expense ratio, excluding bank overdraft expense, is .00%.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Taxable Multi-Sector Income Shares

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Taxable Multi-Sector Income Shares (the “Fund”) (one of the series constituting AB Corporate Shares (the “Trust”)), including the portfolio of investments, as of April 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting AB Corporate Shares) at April 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

June 26, 2023

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2023 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended April 30, 2023.

For foreign shareholders, 94.74% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends. The Fund designates $487,295 of dividends paid as long-term capital gain dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2024.

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BOARD OF TRUSTEES

Garry Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Scott A. DiMaggio(2), Vice President Matthew Sheridan(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Core Fixed-Income Team. Messrs. DiMaggio and Sheridan are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

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TRUSTEES AND OFFICERS INFORMATION

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	76	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Garry L. Moody,## 71 (2010)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of the Governance Committee. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	76	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	76	Moody’s Corporation since April 2011

Michael J. Downey,## 79 (2010)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	76	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 75 (2010)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	76	None

Jeanette W. Loeb,## 71 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a director or trustee of the AB Funds since April 2020.	76	Apollo Investment Corp. (business development company) since August 2011

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, member, Mass General Brigham Investment Committee (formerly, Partners Healthcare) (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	76	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Marshall C. Turner, Jr.## 81 (2010)	Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	76	None

*	The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Erzan is an “interested person” of the Trust as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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TRUSTEES AND OFFICERS INFORMATION (continued)

Officer Information

Certain information concerning the Trust’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
OFFICERS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Scott A. DiMaggio 51	Vice President	Senior Vice President of the Adviser**, with which he had been associated since prior to 2018. He is also Co-Head of Fixed-Income.

Matthew S. Sheridan 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2018. He is also Director – US Multi-Sector Fixed Income.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 64	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or ABI at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Taxable Multi-Sector Income Shares (the “Fund”) at a meeting held in-person on November 1-3, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 67

Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors recognized that such information was of limited utility in light of the Fund’s unusual fee arrangement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

68 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 69

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

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Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

70 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

NOTES

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 71

NOTES

72 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

AB TAXABLE MULTI-SECTOR INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TMSIS-0151-0423

APR    04.30.23

ANNUAL REPORT

AB MUNICIPAL INCOME SHARES

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AB Municipal Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MUNICIPAL INCOME SHARES | 1

ANNUAL REPORT

June 13, 2023

This report provides management’s discussion of fund performance for AB Municipal Income Shares for the annual reporting period ended April 30, 2023. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.

NAV RETURNS AS OF APRIL 30, 2023 (unaudited)

	6 Months	12 Months

AB MUNICIPAL INCOME SHARES[1]	9.37%	1.62%

Bloomberg Municipal Bond Index	7.65%	2.87%

[1]

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg Municipal Bond Index, for the six- and 12-month periods ended April 30, 2023.

For the 12-month period, the Fund underperformed the benchmark. The Fund is generally used to provide exposure to lower-rated municipal bonds and longer-duration bonds within separately managed account strategies. The Fund was overweight lower-rated (noninvestment-grade) bonds, relative to the benchmark, which is fully composed of investment-grade bonds. This overweight detracted from performance for the period. Security selection in not-for-profit health care and senior living also detracted, while selection in single family housing and guaranteed bonds contributed.

For the six-month period, the Fund outperformed the benchmark. An underweight to single family housing and security selection within mortgage pass-throughs and state general obligation bonds contributed. An overweight long-duration bonds also contributed to performance, while security selection within senior living and not-for-profit health care detracted from performance.

The Fund used derivatives for hedging purposes in the form of interest rate swaps, which contributed to absolute performance for both periods, as well as Consumer Price Index swaps, which had no material impact for either period.

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MARKET REVIEW AND INVESTMENT STRATEGY

Over the 12-month period ended April 30, 2023, the yield on a 10-Year AAA municipal bond fell to 2.35% from 2.76% and the yield on the 10-Year US Treasury rose to 3.44% from 3.00%. After-tax spreads compressed over the 12-month period, indicating municipal outperformance over Treasuries, which was largely driven by an improved technical environment toward the end of the period. Credit spreads gyrated over the course of the 12-month period as outflow pressure and rate volatility overwhelmed the market.

The Fund’s Senior Investment Management Team relies on an investment process that combines quantitative and fundamental research to build effective municipal bond portfolios.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security, with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2023, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 2.08% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in high-yielding municipal securities that may be noninvestment grade or investment-grade. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

(continued on next page)

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The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in tender option bond transactions (“TOBs”); forward commitments; zero-coupon municipal securities and variable-, floating- and inverse-floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on

abfunds.com	AB MUNICIPAL INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of

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DISCLOSURES AND RISKS (continued)

rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be

abfunds.com	AB MUNICIPAL INCOME SHARES | 7

DISCLOSURES AND RISKS (continued)

lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

4/30/2013 TO 4/30/2023

This chart illustrates the total value of an assumed $10,000 investment in AB Municipal Income Shares (from 4/30/2013 to 4/30/2023) as compared with the performance of its benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2023 (unaudited)

NAV Returns

1 Year	1.62%

5 Years	3.38%

10 Years	4.01%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2023 (unaudited)

NAV Returns

1 Year	-2.57%

5 Years	3.21%

10 Years	4.09%

The prospectus fee table shows the fees and the total annual operating expenses of the Fund as 0.07% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$1,093.70	$1.45	0.28%
Hypothetical**	$1,000	$1,023.41	$1.40	0.28%

*

Expenses are equal to the Fund’s annualized expense ratio (interest expense incurred) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

abfunds.com	AB MUNICIPAL INCOME SHARES | 11

PORTFOLIO SUMMARY

April 30, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $9,368.8

1

The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

April 30, 2023

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 100.3%
Long-Term Municipal Bonds – 99.3%
Alabama – 2.6%
Black Belt Energy Gas District 1.00%, 02/01/2053(a)	$10,000	$10,088,349
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2021 4.00%, 10/01/2052	24,300	24,229,601
Series 2022-F 5.50%, 11/01/2053	15,500	16,501,275
Black Belt Energy Gas District (Nomura Holdings, Inc.) Series 2022-A 4.00%, 12/01/2052	6,020	5,834,349
Black Belt Energy Gas District (Royal Bank of Canada) Series 2023-B 5.25%, 12/01/2053	22,380	24,417,446
County of Jefferson AL Sewer Revenue Series 2013-D 6.00%, 10/01/2042	11,645	12,314,046
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2016 5.00%, 02/01/2036	5,000	5,150,994
5.00%, 02/01/2041	5,000	5,078,066
Series 2021 4.00%, 02/01/2041	3,370	3,184,294
4.00%, 02/01/2046	9,640	8,835,213
Jefferson County Board of Education/AL Series 2018 5.00%, 02/01/2039(a)	5,000	5,320,570
5.00%, 02/01/2046(a)	23,280	24,412,628
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018-A 4.00%, 04/01/2049	13,350	13,368,085
Southeast Energy Authority A Cooperative District (Goldman Sachs Group, Inc. (The)) Series 2022-B 5.00%, 05/01/2053	2,085	2,172,614

abfunds.com	AB MUNICIPAL INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Southeast Energy Authority A Cooperative District (Morgan Stanley) Series 2021-B 4.00%, 12/01/2051	$15,000	$14,877,968
Series 2022-A 1.00% (SOFR + 2.42%), 01/01/2053(a)(b)	10,000	10,282,391
5.50%, 01/01/2053	7,620	8,232,471
Southeast Energy Authority A Cooperative District (Sumitomo Mitsui Financial Group, Inc.) Series 2023-A 5.25%, 01/01/2054	10,000	10,639,242
Sumter County Industrial Development Authority/AL (Enviva, Inc.) Series 2022 6.00%, 07/15/2052	47,065	42,368,195

		247,307,797

Alaska – 0.1%
State of Alaska International Airports System Series 2016-B 5.00%, 10/01/2033	6,500	6,779,104
5.00%, 10/01/2034	2,500	2,602,615

		9,381,719

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2015-A 6.625%, 09/01/2035	3,235	3,386,994
Series 2018 7.125%, 09/01/2038(c)	8,315	9,175,678

		12,562,672

Arizona – 1.8%
Arizona Industrial Development Authority (Benjamin Franklin Charter School Obligated Group) Series 2023 4.43%, 07/01/2033(c)	520	503,012
5.25%, 07/01/2053(c)	1,000	938,192
5.50%, 07/01/2058(c)	1,000	950,812

14 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) Series 2020 4.00%, 11/01/2050	$1,000	$879,326
Series 2021 4.00%, 11/01/2051(c)	11,325	9,444,411
Arizona Industrial Development Authority (KIPP Nashville Obligated Group) Series 2022-A 5.00%, 07/01/2047	750	745,356
Arizona Industrial Development Authority (KIPP New York Public Charter Schools – Jerome Facility Project) Series 2021-B 4.00%, 07/01/2061	4,600	3,593,482
Arizona Industrial Development Authority (KIPP NYC Public Charter Schools) Series 2021-A 4.00%, 07/01/2061	5,965	4,659,808
Series 2021-B 4.00%, 07/01/2051	1,000	816,775
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 6.75%, 07/01/2030(c)(d)(e)	1,500	975,000
7.75%, 07/01/2050(c)(d)(e)	33,950	22,067,500
Series 2021-A 6.00%, 07/01/2051(c)(d)(e)	1,425	926,250
Arizona Industrial Development Authority (North Carolina Central University Project) BAM Series 2019 5.00%, 06/01/2049	785	845,640
5.00%, 06/01/2054	3,000	3,222,290
Arizona Industrial Development Authority (Pinecrest Academy of Nevada) Series 2020-A 4.00%, 07/15/2030(c)	1,795	1,714,641
4.00%, 07/15/2040(c)	3,680	3,107,189
Series 2022 4.50%, 07/15/2029(c)	1,970	1,915,843
Arizona Industrial Development Authority (Provident Group – EMU Properties LLC) Series 2018 5.00%, 05/01/2051	1,100	708,389

abfunds.com	AB MUNICIPAL INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.442%, 07/01/2032(a)	$5,000	$4,125,243
2.542%, 07/01/2033(a)	5,000	4,070,168
2.642%, 07/01/2034(a)	6,795	5,481,761
2.742%, 07/01/2035(a)	10,000	7,994,680
2.842%, 07/01/2036(a)	13,000	10,316,517
City of Tempe AZ 2.321%, 07/01/2034(a)	10,500	8,222,528
2.421%, 07/01/2035(a)	10,325	8,002,791
Glendale Industrial Development Authority (Beatitudes Campus Obligated Group (The)) Series 2017 5.00%, 11/15/2036	1,000	902,162
Glendale Industrial Development Authority (Royal Oaks Life Care Community) Series 2016 5.00%, 05/15/2039	2,700	2,444,974
Industrial Development Authority of the City of Phoenix (The) (GreatHearts Arizona Obligated Group) Series 2014 5.00%, 07/01/2044	3,875	3,875,214
Industrial Development Authority of the City of Phoenix Arizona (The) (BASIS Schools, Inc. Obligated Group) Series 2015 5.00%, 07/01/2035(c)	2,000	2,005,146
Industrial Development Authority of the County of Pima (The) (La Posada at Park Centre, Inc. Obligated Group) Series 2022 5.625%, 11/15/2030(c)	9,500	9,450,850
6.875%, 11/15/2052(c)	6,500	6,551,669
7.00%, 11/15/2057(c)	2,915	2,937,029
Industrial Development Authority of the County of Pima (The) (Edkey, Inc. Obligated Group) Series 2020 5.00%, 07/01/2049(c)	6,890	6,097,652
5.00%, 07/01/2055(c)	3,700	3,215,820

16 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maricopa County Industrial Development Authority (Arizona Autism Charter Schools Obligated Group) Series 2021 4.00%, 07/01/2061(c)	$1,625	$1,160,355
Maricopa County Industrial Development Authority (Benjamin Franklin Charter School Ltd.) Series 2018-A 6.00%, 07/01/2052(c)	19,500	19,878,815
Maricopa County Industrial Development Authority (Commercial Metals Co.) Series 2022 4.00%, 10/15/2047(c)	5,150	4,256,590
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/2032	1,510	1,604,666
Tempe Industrial Development Authority (Friendship Village of Tempe) Series 2019 5.00%, 12/01/2054	1,185	962,529
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017-A 6.125%, 10/01/2047(c)	1,065	667,789

		172,238,864

Arkansas – 0.2%
Arkansas Development Finance Authority (Baptist Memorial Health Care Obligated Group) Series 2020 5.00%, 09/01/2044	16,250	16,569,547
Arkansas Development Finance Authority (United States Steel Corp.) Series 2022 5.45%, 09/01/2052	5,000	4,970,597

		21,540,144

California – 11.4%
Alameda Corridor Transportation Authority Series 2022-A 0.00%, 10/01/2048(f)	17,000	8,527,368
0.00%, 10/01/2049(f)	10,435	5,208,084
0.00%, 10/01/2050(f)	7,345	3,649,534

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

ARC70 II TRUST Series 2021 4.00%, 12/01/2059	$7,860	$6,617,857
California Community Choice Financing Authority (Deutsche Bank AG) Series 2023 5.25%, 01/01/2054	114,005	119,019,909
California Community Choice Financing Authority (Goldman Sachs Group, Inc. (The)) Series 2021 4.00%, 10/01/2052	1,000	1,006,345
California Community Choice Financing Authority (Morgan Stanley) Series 2023 4.679%, 07/01/2053(a)	16,800	16,793,952
5.00%, 07/01/2053	13,270	14,122,282
California Community College Financing Authority (NCCD-Orange Coast Properties LLC) Series 2018 5.25%, 05/01/2043	4,485	4,569,738
5.25%, 05/01/2048	2,000	2,023,628
5.25%, 05/01/2053	5,000	5,041,478
California Community Housing Agency (California Community Housing Agency Aster Apartments) Series 2021-A 4.00%, 02/01/2056(c)	23,800	19,554,049
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021 4.00%, 02/01/2056(c)	35,100	28,458,708
California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 3.00%, 08/01/2056(c)	16,000	10,607,941
4.00%, 08/01/2046(c)	7,675	6,148,472
California Community Housing Agency (California Community Housing Agency Summit at Sausalito Apartments) Series 2021 3.00%, 02/01/2057(c)	16,250	10,800,328

18 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Community Housing Agency (California Community Housing Agency Twin Creek Apartments) Series 2022 Zero Coupon, 08/01/2065(c)	$119,980	$6,747,147
5.50%, 02/01/2040(c)	4,875	4,450,978
Series 2022-A 4.50%, 08/01/2052(c)	21,280	17,769,511
California Educational Facilities Authority (Chapman University) Series 2015 5.00%, 04/01/2033	4,005	4,160,837
5.00%, 04/01/2034	4,205	4,356,670
California Educational Facilities Authority (Loma Linda University) Series 2017-A 5.00%, 04/01/2031	1,000	1,070,439
5.00%, 04/01/2042	1,000	1,038,004
California Enterprise Development Authority (Rocketship Education Obligated Group) Series 2022 4.00%, 06/01/2042(c)	5,000	3,998,949
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017-A 5.00%, 08/15/2037	1,700	1,770,847
California Health Facilities Financing Authority (CommonSpirit Health) Series 2020-A 4.00%, 04/01/2044	12,500	11,937,580
California Infrastructure & Economic Development Bank (DesertXpress Enterprises LLC) Series 2023 7.75%, 01/01/2050(c)	19,775	19,702,635
California Infrastructure & Economic Development Bank (Equitable School Revolving Fund LLC Obligated Group) Series 2020-B 4.00%, 11/01/2045	850	781,449
4.00%, 11/01/2050	860	768,291
California Municipal Finance Authority (Azusa Pacific University) Series 2015-B 5.00%, 04/01/2041	2,260	2,107,776

abfunds.com	AB MUNICIPAL INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Municipal Finance Authority (CHF-Riverside II LLC) Series 2019 5.00%, 05/15/2039	$2,030	$2,104,334
5.00%, 05/15/2040	1,000	1,032,024
California Municipal Finance Authority (Community Health Centers of The Central Coast, Inc.) Series 2021-A 5.00%, 12/01/2046(c)	1,490	1,470,243
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2012-A 6.625%, 01/01/2032(c)	865	857,617
Series 2014 5.00%, 01/01/2035	1,085	932,587
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018 4.00%, 12/31/2047	7,040	6,273,398
5.00%, 12/31/2043	22,210	22,633,416
5.00%, 12/31/2047	2,405	2,436,021
AGM Series 2018 4.00%, 12/31/2047	3,000	2,831,523
California Municipal Finance Authority (Partnerships to Uplift Communities Lakeview Terrace and Los Angeles Project) Series 2012-A 5.30%, 08/01/2047	1,025	939,947
California Municipal Finance Authority (Samuel Merritt University) Series 2022 5.25%, 06/01/2053	5,000	5,385,706
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/2045(c)	4,675	4,674,516
Series 2019 5.00%, 11/21/2045(c)	2,000	2,026,429
Series 2023 5.00%, 07/01/2027(c)	2,000	2,100,172
5.00%, 07/01/2028(c)	2,350	2,487,759
5.00%, 07/01/2029(c)	2,300	2,451,586
5.00%, 07/01/2030(c)	2,600	2,787,198

20 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 07/01/2031(c)	$3,000	$3,230,857
5.00%, 07/01/2032(c)	5,470	5,912,091
5.00%, 07/01/2033(c)	5,865	6,355,669
5.00%, 07/01/2034(c)	3,000	3,212,115
5.00%, 07/01/2036(c)	2,650	2,776,808
5.00%, 07/01/2037(c)	2,250	2,348,291
5.00%, 07/01/2038(c)	2,000	2,079,075
5.00%, 11/21/2045(c)	1,100	1,123,677
California Pollution Control Financing Authority (Rialto Bioenergy Facility LLC) Series 2019 7.50%, 12/01/2040(c)	785	527,195
California Public Finance Authority (Enso Village) Series 2021 2.125%, 11/15/2027(c)	2,500	2,374,123
2.375%, 11/15/2028(c)	3,000	2,824,218
California Public Finance Authority (Kendal at Ventura) Series 2023 10.00%, 05/15/2028(c)	800	790,682
California School Finance Authority (Classical Academy Obligated Group) Series 2022 5.00%, 10/01/2052(c)	1,000	1,003,163
5.00%, 10/01/2061(c)	1,500	1,487,161
California School Finance Authority (Downtown College Prep Obligated Group) Series 2016 5.00%, 06/01/2046(c)	3,630	3,412,219
California School Finance Authority (Equitas Academy Obligated Group) Series 2018-A 5.00%, 06/01/2056(c)	8,850	8,053,927
California School Finance Authority (Lighthouse Community Public Schools Obligated Group) Series 2022 6.375%, 06/01/2052(c)	1,225	1,251,788
California School Finance Authority (Partnerships to Uplift Communities Valley Project) Series 2014-A 6.40%, 08/01/2034 (Pre-refunded/ETM)(c)	3,000	3,059,910

abfunds.com	AB MUNICIPAL INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California State University 2.719%, 11/01/2052(a)	$5,000	$3,491,542
2.975%, 11/01/2051(a)	5,000	3,695,791
Series 2021-B 2.374%, 11/01/2035(a)	10,000	7,890,389
California Statewide Communities Development Authority (CHF-Irvine LLC) BAM Series 2021 3.00%, 05/15/2051	13,000	9,702,978
California Statewide Communities Development Authority (Enloe Medical Center Obligated Group) AGM Series 2022-A 5.25%, 08/15/2052	3,000	3,216,828
5.375%, 08/15/2057	3,720	4,008,366
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2016-A 5.00%, 12/01/2041(c)	15,285	15,215,025
5.25%, 12/01/2056(c)	33,935	32,488,120
Series 2018 5.25%, 12/01/2038(c)	2,420	2,476,876
5.25%, 12/01/2048(c)	6,440	6,256,998
Series 2018-A 5.00%, 12/01/2033(c)	1,350	1,391,637
5.50%, 12/01/2058(c)	19,145	19,024,308
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) Series 2019 5.25%, 07/01/2049(c)	1,125	1,022,478
5.25%, 07/01/2052(c)	1,000	899,731
City of Los Angeles Department of Airports 5.00%, 05/15/2044(a)	15,415	16,075,459
Series 2020-C 5.00%, 05/15/2036(a)	10,000	10,894,618
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.50%, 09/01/2046	850	875,513
City of Vernon CA Electric System Revenue Series 2022-2 5.00%, 08/01/2039	425	447,462

22 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 08/01/2040	$375	$393,372
5.00%, 08/01/2041	420	439,667
CMFA Special Finance Agency (CMFA Special Finance Agency Enclave) Series 2022-A 4.00%, 08/01/2058(c)	15,100	11,608,273
CMFA Special Finance Agency (CMFA Special Finance Agency Latitude33) Series 2021-A 3.00%, 12/01/2056(c)	18,760	12,414,045
CMFA Special Finance Agency (CMFA Special Finance Agency Solana at Grand) Series 2021-A 4.00%, 08/01/2056(c)	12,525	10,277,389
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 3.00%, 08/01/2056(c)	7,950	5,242,755
4.00%, 08/01/2047(c)	4,000	3,138,547
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.25%, 05/01/2057(c)	15,500	10,687,362
4.00%, 05/01/2057(c)	15,550	10,807,124
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 1818 Platinum Triangle-Anaheim) Series 2021 3.25%, 04/01/2057(c)	8,955	6,207,150
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2056(c)	10,130	8,198,861
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 4.00%, 10/01/2056(c)	15,200	11,287,151

abfunds.com	AB MUNICIPAL INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Crescent) Series 2022 4.30%, 07/01/2059(c)	$11,500	$9,592,625
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021-A2 3.125%, 08/01/2056(c)	10,025	6,845,692
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.25%, 07/01/2056(c)	20,940	14,098,284
4.00%, 07/01/2058(c)	6,000	4,170,707
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Oceanaire Apartments) Series 2021 3.20%, 09/01/2046(c)	2,500	1,785,701
4.00%, 09/01/2056(c)	8,000	6,018,351
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Park Crossing Apartments) Series 2021 3.25%, 12/01/2058(c)	12,700	8,551,146
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Pasadena Portfolio) Series 2021 3.00%, 12/01/2056(c)	18,070	12,000,323
4.00%, 12/01/2056(c)	3,400	2,444,962
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Theo Apartments) Series 2021 4.00%, 05/01/2057(c)	5,400	3,690,255
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A2 4.00%, 07/01/2056(c)	27,100	20,172,825

24 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 3.25%, 10/01/2058(c)	$8,930	$6,040,027
4.00%, 10/01/2048(c)	2,000	1,440,603
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Waterscape Apartments) Series 2021-A 3.00%, 09/01/2056(c)	7,905	5,173,660
Golden State Tobacco Securitization Corp. 2.746%, 06/01/2034(a)	14,780	12,441,888
3.293%, 06/01/2042(a)	6,850	5,368,407
Series 2021 3.115%, 06/01/2038(a)	29,325	23,497,782
3.85%, 06/01/2050	22,000	20,133,544
Series 2021-B Zero Coupon, 06/01/2066	65,850	7,273,343
Hastings Campus Housing Finance Authority Series 2020-A 5.00%, 07/01/2045(c)	7,380	6,351,836
5.00%, 07/01/2061(c)	41,600	33,566,166
M-S-R Energy Authority (Citigroup, Inc.) Series 2009-B 6.50%, 11/01/2039	17,685	20,728,180
Oakland Unified School District/Alameda County Series 2015-A 5.00%, 08/01/2030	1,275	1,339,214
Palomar Health (Palomar Health Obligated Group) Series 2016 5.00%, 11/01/2039	3,740	3,804,682
Series 2017 5.00%, 11/01/2042	3,125	3,168,709
River Islands Public Financing Authority (River Islands Public Financing Authority Community Facilities District No) Series 2022 5.75%, 09/01/2052	1,600	1,576,004
Riverside County Transportation Commission Series 2021 4.00%, 06/01/2041	2,500	2,431,506

abfunds.com	AB MUNICIPAL INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 3.895% (LIBOR 3 Month + 0.57%), 06/01/2039(b)	$33,680	$29,727,861
San Diego County Regional Airport Authority Series 2021-B 4.00%, 07/01/2046	5,000	4,713,187
4.00%, 07/01/2051	10,000	9,291,507
San Francisco City & County Airport Comm 3.053%, 05/01/2034(a)	3,500	3,007,760
3.183%, 05/01/2035(a)	5,500	4,724,263
3.333%, 05/01/2037(a)	2,250	1,905,635
Series 2020-E 5.00%, 05/01/2038(a)	11,000	11,760,212
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013-A 5.00%, 08/01/2031	1,000	1,008,377
San Francisco Intl Airport Series 2019-A 5.00%, 05/01/2044(a)	14,000	14,566,530
Series 2020-E 5.00%, 05/01/2037(a)	8,525	9,153,081
San Joaquin Hills Transportation Corridor Agency Series 2014-B 5.25%, 01/15/2044	1,000	1,017,693
Series 2021-A 4.00%, 01/15/2044	1,429	1,370,745
Southern California Logistics Airport Authority AGC Series 2006 5.00%, 12/01/2036	100	100,777
5.00%, 12/01/2043	1,585	1,597,309
State of California Series 2023 5.25%, 10/01/2050	3,500	4,001,521
6.00%, 03/01/2033	10,000	11,290,688

26 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tobacco Securitization Authority of Northern California (Sacramento County Tobacco Securitization Corp.) Series 2021 Zero Coupon, 06/01/2060	$5,050	$851,108
Tobacco Securitization Authority of Southern California Series 2019 Zero Coupon, 06/01/2054	10,480	1,930,315
5.00%, 06/01/2039	1,555	1,649,195
University of California Series 2023-B 5.00%, 05/15/2041	15,000	17,277,043
5.00%, 05/15/2042	6,000	6,864,404

		1,069,349,679

Colorado – 2.9%
Aurora Highlands Community Authority Board Series 2021-A 5.75%, 12/01/2051	15,000	13,530,966
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2037(c)	5,000	4,739,662
Series 2022 6.50%, 12/01/2053	4,350	4,383,286
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	645	645,627
City & County of Denver CO Airport System Revenue Series 2022-A 4.125%, 11/15/2047	14,750	14,264,964
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2018-A 5.00%, 12/01/2031	7,180	7,750,768
Colorado Educational & Cultural Facilities Authority (James Irwin Educational Foundation Obligated Group) Series 2022 5.00%, 09/01/2052	850	834,924
5.00%, 09/01/2057	2,100	2,026,293
5.00%, 09/01/2062	2,000	1,894,673

abfunds.com	AB MUNICIPAL INCOME SHARES | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Colorado Educational & Cultural Facilities Authority (Vega Collegiate Academy) Series 2021 5.00%, 02/01/2051(c)	$1,700	$1,469,402
5.00%, 02/01/2061(c)	1,435	1,215,780
Colorado Health Facilities Authority 5.00%, 11/01/2040(a)	4,650	4,905,337
5.00%, 11/01/2041(a)	5,075	5,330,258
5.00%, 11/01/2042(a)	3,800	3,980,938
5.25%, 11/01/2052(a)	10,000	10,513,696
Colorado Health Facilities Authority (Aberdeen Ridge, Inc. Obligated Group) Series 2021-A 5.00%, 05/15/2049	1,300	998,075
5.00%, 05/15/2058	3,000	2,195,556
Series 2021-B 2.125%, 05/15/2028	1,500	1,356,838
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 4.00%, 08/01/2037	1,695	1,669,657
4.00%, 08/01/2038	6,600	6,456,978
5.00%, 08/01/2044(a)	83,195	85,894,894
Series 2022 5.50%, 11/01/2047	2,500	2,698,682
Colorado Health Facilities Authority (Frasier Meadows Manor, Inc. Obligated Group) Series 2023-2 4.00%, 05/15/2048	2,100	1,550,569
Colorado Health Facilities Authority (Parkview Medical Center, Inc. Obligated Group) Series 2015-B 5.00%, 09/01/2030	1,150	1,187,862
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019-A 5.00%, 11/01/2044	7,050	7,291,226
Copper Ridge Metropolitan District Series 2019 5.00%, 12/01/2039	2,345	2,175,066
5.00%, 12/01/2043	1,315	1,177,844

28 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Douglas County Housing Partnership (Bridgewater Castle Rock ALF LLC) Series 2021 5.375%, 01/01/2041(c)	$19,590	$14,514,787
Four Corners Business Improvement District Series 2022 6.00%, 12/01/2052	1,500	1,373,545
Johnstown Plaza Metropolitan District Series 2022 4.25%, 12/01/2046	9,760	7,875,949
Longs Peak Metropolitan District Series 2021 5.25%, 12/01/2051(c)	5,000	4,233,303
Meridian Ranch Metropolitan District (Meridian Ranch Metropolitan District 2018 Subdistrict) Series 2022 6.25%, 12/01/2037	1,435	1,418,706
6.50%, 12/01/2042	1,105	1,093,312
6.75%, 12/01/2052	1,925	1,895,786
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/2040(c)	1,500	1,425,667
Pueblo Urban Renewal Authority Series 2021 4.75%, 12/01/2045(c)	8,010	4,565,700
Regional Transportation District (Denver Transit Partners LLC) Series 2020 4.00%, 07/15/2034	1,000	1,006,331
4.00%, 07/15/2035	1,180	1,175,722
5.00%, 01/15/2032	2,300	2,498,056
Riverwalk Metropolitan District No. 2 Series 2022-A 5.00%, 12/01/2042	4,000	3,611,072
5.00%, 12/01/2052	1,500	1,290,183
Sagebrush Farm Metropolitan District No. 1 Series 2022-A 6.75%, 12/01/2052	3,500	3,449,932
Spring Hill Metropolitan District No. 3 Series 2022-A 6.75%, 12/01/2052(c)	4,000	4,049,289
STC Metropolitan District No. 2 Series 2019-A 5.00%, 12/01/2038	940	876,662
5.00%, 12/01/2049	1,000	900,932

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Sterling Ranch Community Authority Board (Sterling Ranch Colorado Metropolitan District No. 2) Series 2020-A 4.25%, 12/01/2050	$2,250	$1,762,539
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2022 6.50%, 12/01/2042	2,215	2,247,882
6.75%, 12/01/2053	11,000	11,129,005
Series 2023 8.375%, 12/15/2054	2,500	2,492,527
Vauxmont Metropolitan District AGM Series 2019 3.25%, 12/15/2050	661	557,723
AGM Series 2020 5.00%, 12/01/2033	370	413,261
5.00%, 12/01/2050	435	457,764
Verve Metropolitan District No. 1 Series 2023 6.50%, 12/01/2043	3,365	3,117,275
6.75%, 12/01/2052	4,000	3,671,443

		275,244,174

Connecticut – 1.3%
City of New Haven CT AGM Series 2019-A 5.00%, 08/01/2039	1,650	1,762,845
Connecticut State Health & Educational Facilities Authority (Hartford HealthCare Obligated Group) Series 2020-A 4.00%, 07/01/2036	1,000	1,003,593
4.00%, 07/01/2037	1,200	1,189,258
Connecticut State Health & Educational Facilities Authority (Quinnipiac University) Series 2015-L 5.00%, 07/01/2045	5,750	5,857,236
Connecticut State Health & Educational Facilities Authority (Sacred Heart University, Inc.) Series 2017-I1 5.00%, 07/01/2035	1,000	1,063,933
5.00%, 07/01/2037	1,095	1,150,127

30 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Connecticut State Health & Educational Facilities Authority (Seabury Retirement Community) Series 2016-A 5.00%, 09/01/2046(c)	$1,000	$837,828
5.00%, 09/01/2053(c)	1,475	1,186,676
Connecticut State Health & Educational Facilities Authority (University of Hartford (The)) Series 2019 4.00%, 07/01/2044	10,710	8,774,254
4.00%, 07/01/2049	7,325	5,729,529
5.00%, 07/01/2033	470	484,422
5.00%, 07/01/2034	295	302,548
Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.) Series 2018 5.00%, 07/01/2034	1,000	1,019,583
Series 2018-K1 5.00%, 07/01/2028	765	783,602
5.00%, 07/01/2035	1,055	1,069,713
5.00%, 07/01/2036	2,205	2,220,061
5.00%, 07/01/2037	1,085	1,083,460
5.00%, 07/01/2038	1,980	1,958,441
State of Connecticut Series 2016-E 5.00%, 10/15/2034	4,595	4,909,406
Series 2016-F 5.00%, 10/15/2031	10,205	10,948,962
Series 2017-A 5.00%, 04/15/2032	6,700	7,251,238
5.00%, 04/15/2033	10,985	11,889,646
5.00%, 04/15/2034	4,855	5,245,046
Series 2018-A 5.00%, 04/15/2034	5,430	6,000,854
5.00%, 04/15/2037	2,500	2,706,189
Series 2018-C 5.00%, 06/15/2031	1,325	1,476,672
5.00%, 06/15/2032	1,775	1,977,036
5.00%, 06/15/2033	1,250	1,390,840
5.00%, 06/15/2034	1,100	1,218,307
5.00%, 06/15/2035	1,040	1,142,915
5.00%, 06/15/2038	1,000	1,081,233
Series 2018-E 5.00%, 09/15/2037	1,035	1,125,215

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2022-A 3.875%, 06/15/2028	$5,150	$5,080,949
3.975%, 06/15/2029	5,000	4,935,766
4.06%, 06/15/2030	5,000	4,946,399
4.11%, 06/15/2031	5,000	4,946,381
Town of Hamden CT (Whitney Center, Inc. Obligated Group) Series 2022-A 7.00%, 01/01/2053	3,900	3,973,436

		119,723,599

Delaware – 0.2%
Affordable Housing Tax-Exempt Bond Pass-Thru Trust Series 2023-2 6.00%, 10/05/2040(c)(g)	18,000	18,000,000
Delaware River & Bay Authority Series 2021 4.00%, 01/01/2042	550	548,044
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2020 5.00%, 09/01/2050	1,125	1,144,641

		19,692,685

District of Columbia – 0.6%
District of Columbia (District of Columbia International School Obligated Group) Series 2019 5.00%, 07/01/2049	1,075	1,075,227
District of Columbia (Friendship Public Charter School, Inc.) Series 2016-A 5.00%, 06/01/2041	735	740,643
5.00%, 06/01/2046	1,165	1,169,007
District of Columbia (KIPP DC Obligated Group) Series 2017-A 5.00%, 07/01/2042	3,230	3,271,076
5.00%, 07/01/2048	5,350	5,376,793
Series 2017-B 5.00%, 07/01/2037	1,465	1,503,263
5.00%, 07/01/2042	2,000	2,025,434

32 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

District of Columbia (Rocketship DC Obligated Group) Series 2021 5.00%, 06/01/2041(c)	$1,190	$1,092,926
5.00%, 06/01/2051(c)	4,345	3,779,441
5.00%, 06/01/2061(c)	4,370	3,678,470
District of Columbia Tobacco Settlement Financing Corp. Series 2006 Zero Coupon, 06/15/2055	182,000	16,239,018
Metropolitan Washington Airports Authority Aviation Revenue Series 2020-A 4.00%, 10/01/2035	1,750	1,780,429
4.00%, 10/01/2039	2,000	1,973,779
Series 2021-A
5.00%, 10/01/2046	7,400	7,785,177

		51,490,683

Florida – 5.9%
Alachua County Health Facilities Authority (Shands Teaching Hospital & Clinics Obligated Group) Series 2014-A 5.00%, 12/01/2044	1,000	1,001,930
Align Affordable Housing Bond Fund LP (SHI – Lake Worth LLC) Series 2021 3.25%, 12/01/2051(c)	26,000	22,513,171
Bexley Community Development District Series 2016 4.875%, 05/01/2047	985	906,312
Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 5.875%, 07/01/2040(c)	1,400	970,581
6.00%, 07/01/2045(c)	1,215	841,180
6.00%, 07/01/2050(c)	2,895	2,002,730
Capital Projects Finance Authority/FL (CAPFA Capital Corp. 2000F) Series 2020-A 5.00%, 10/01/2026	2,000	2,053,524
5.00%, 10/01/2029	1,650	1,726,320
5.00%, 10/01/2032	1,000	1,042,710
5.00%, 10/01/2033	1,050	1,090,121

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Capital Trust Agency, Inc. (Aviva Senior Life) Series 2017 5.00%, 07/01/2046(c)	$1,300	$988,154
Capital Trust Agency, Inc. (Educational Growth Fund LLC) Series 2021 Zero Coupon, 07/01/2061(c)	73,000	4,748,446
3.375%, 07/01/2031(c)	1,270	1,191,875
5.00%, 07/01/2056(c)	51,535	46,764,658
Capital Trust Agency, Inc. (Team Success A School of Excellence, Inc.) Series 2020 5.00%, 06/01/2045(c)	1,615	1,386,979
5.00%, 06/01/2055(c)	2,250	1,854,369
Series 2022 5.50%, 06/01/2057(c)	3,000	2,568,787
City of Jacksonville FL (Genesis Health, Inc. Obligated Group) Series 2020 4.00%, 11/01/2039	1,650	1,597,560
4.00%, 11/01/2040	2,175	2,092,756
4.00%, 11/01/2045	7,500	6,853,678
5.00%, 11/01/2050	8,230	8,387,855
City of Lakeland FL (Lakeland Regional Health Systems Obligated Group) Series 2015 5.00%, 11/15/2040	5,610	5,654,399
City of Palmetto FL (Renaissance Arts and Education, Inc.) Series 2022 5.25%, 06/01/2052	2,955	2,967,523
5.375%, 06/01/2057	1,000	1,008,417
5.625%, 06/01/2062	3,965	4,044,648
City of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2037(a)	8,405	8,778,882
5.00%, 08/15/2047(a)	6,125	6,258,539
City of Tallahassee FL (Tallahassee Memorial HealthCare, Inc.) Series 2016 5.00%, 12/01/2055	3,535	3,523,326

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A Zero Coupon, 09/01/2036	$700	$409,731
Zero Coupon, 09/01/2037	700	386,084
Zero Coupon, 09/01/2040	980	450,137
Zero Coupon, 09/01/2041	1,000	430,748
Zero Coupon, 09/01/2045	1,850	611,692
Zero Coupon, 09/01/2049	1,350	357,119
County of Broward FL Airport System Revenue Series 2019-A 5.00%, 10/01/2038	3,095	3,284,041
5.00%, 10/01/2044	3,000	3,116,691
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2017 5.00%, 10/01/2042	5,000	5,142,872
5.00%, 10/01/2047	2,880	2,943,415
County of Lake FL (Waterman Communities, Inc.) Series 2020 5.75%, 08/15/2050	5,000	4,275,312
5.75%, 08/15/2055	3,905	3,265,624
County of Miami-Dade FL Aviation Revenue Series 2014-A 5.00%, 10/01/2033(a)	10,000	10,133,342
Series 2015-A 5.00%, 10/01/2031	1,100	1,130,635
County of Miami-Dade Seaport Department Series 2023-A 5.00%, 10/01/2047	5,000	5,247,051
5.25%, 10/01/2052	2,900	3,098,133
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2035	1,000	556,092
Zero Coupon, 10/01/2036	860	447,889
Zero Coupon, 10/01/2037	1,390	679,750
Zero Coupon, 10/01/2038	1,185	548,159
Zero Coupon, 10/01/2039	1,610	700,533
County of Palm Beach FL (Provident Group-PBAU Properties LLC) Series 2019 5.00%, 04/01/2039(c)	1,435	1,375,640
5.00%, 04/01/2051(c)	9,145	8,197,281

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida Development Finance Corp. (Assistance Unlimited, Inc,) Series 2022 5.00%, 08/15/2032(c)	$460	$457,603
5.25%, 08/15/2037(c)	700	671,413
5.625%, 08/15/2042(c)	1,520	1,458,574
5.875%, 08/15/2052(c)	5,000	4,761,790
6.00%, 08/15/2057(c)	1,000	953,907
Florida Development Finance Corp. (Brightline Trains Florida LLC) Series 2020 7.375%, 01/01/2049(c)	23,190	21,972,773
Florida Development Finance Corp. (Cornerstone Charter Academy, Inc.) Series 2022 5.00%, 10/01/2032(c)	925	937,619
5.00%, 10/01/2042(c)	2,710	2,580,541
5.125%, 10/01/2052(c)	3,120	2,890,434
5.25%, 10/01/2056(c)	1,900	1,762,184
Florida Development Finance Corp. (Drs Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc.) Series 2021 4.00%, 07/01/2051(c)	1,000	842,042
Florida Development Finance Corp. (IDEA Florida, Inc.) Series 2022 5.25%, 06/15/2029(c)	1,030	1,021,974
Florida Development Finance Corp. (Mater Academy, Inc.) Series 2020-A 5.00%, 06/15/2040	3,150	3,169,624
5.00%, 06/15/2050	11,245	11,040,450
5.00%, 06/15/2055	13,060	12,652,656
Series 2022-A 5.00%, 06/15/2047	2,470	2,447,945
Florida Development Finance Corp. (Mayflower Retirement Center, Inc. Obligated Group) Series 2020 5.25%, 06/01/2050(c)	5,000	4,202,707
5.25%, 06/01/2055(c)	5,500	4,539,856
Series 2021 4.00%, 06/01/2041(c)	830	599,863

36 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida Development Finance Corp. (Parrish Charter Academy) Series 2023 6.25%, 04/23/2058(c)	$7,635	$7,532,770
Florida Development Finance Corp. (River City Education Obligated Group) Series 2021 4.00%, 07/01/2035	925	882,715
Series 2022 5.00%, 07/01/2042	1,330	1,341,426
5.00%, 07/01/2051	1,045	1,025,857
5.00%, 02/01/2057	1,725	1,659,530
5.00%, 07/01/2057	680	654,082
Florida Development Finance Corp. (Seaside School Consortium, Inc.) Series 2022 6.00%, 06/15/2057	7,000	7,273,071
Florida Higher Educational Facilities Financial Authority (Florida Institute of Technology, Inc.) Series 2019 4.00%, 10/01/2037	1,000	924,147
Florida Higher Educational Facilities Financial Authority (Ringling College of Art and Design, Inc.) Series 2017 5.00%, 03/01/2032	265	275,404
5.00%, 03/01/2034	2,395	2,480,886
5.00%, 03/01/2042	2,785	2,804,899
Series 2019 5.00%, 03/01/2044	1,065	1,071,938
5.00%, 03/01/2049	8,425	8,435,103
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2021 1.425%, 10/01/2026	2,700	2,432,826
Greater Orlando Aviation Authority 5.00%, 10/01/2034(a)	2,000	2,177,208
5.00%, 10/01/2044(a)	13,000	13,542,647
Series 2017-A 5.00%, 10/01/2031(a)	4,350	4,621,822
5.00%, 10/01/2032(a)	1,500	1,592,814
5.00%, 10/01/2034(a)	2,150	2,271,959
5.00%, 10/01/2035(a)	3,500	3,679,397

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 10/01/2036(a)	$4,000	$4,181,863
Series 2019-A 5.00%, 10/01/2036(a)	5,000	5,359,478
5.00%, 10/01/2049(a)	4,500	4,653,185
5.00%, 10/01/2054(a)	4,000	4,121,338
Highlands County Health Facilities Authority (Trousdale Foundation Obligated Group) Series 2018 6.00%, 04/01/2038(d)(e)	1,530	535,500
6.25%, 04/01/2049(d)(e)	1,820	637,000
Lakewood Ranch Stewardship District (Lakewood Ranch Stewardship District Northeast Sector Project) Series 2018 5.30%, 05/01/2039	1,000	1,007,260
5.45%, 05/01/2048	1,525	1,523,708
Lee County Industrial Development Authority/FL (Cypress Cove at Healthpark Florida Obligated Group) Series 2022 5.25%, 10/01/2052	1,350	1,153,250
5.25%, 10/01/2057	3,650	3,047,121
Manatee County School District (Manatee County School District Sales Tax) AGM Series 2017 5.00%, 10/01/2030	2,700	2,921,367
Marshall Creek Community Development District Series 2015-A 5.00%, 05/01/2032	1,235	1,239,295
Martin County Health Facilities Authority (Cleveland Clinic Health System Obligated Group) Series 2019 4.00%, 01/01/2046	4,000	3,919,748
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2014 5.00%, 11/15/2039	2,000	2,013,750
Miami-Dade County Expressway Authority Series 2014-A 5.00%, 07/01/2034	4,000	4,056,194

38 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Miami-Dade County Industrial Development Authority (AcadeMir Charter School Middle & Preparatory Academy Obligated Group) Series 2022 5.00%, 07/01/2037(c)	$525	$510,940
5.25%, 07/01/2042(c)	770	738,513
5.25%, 07/01/2052(c)	2,435	2,244,268
5.50%, 07/01/2061(c)	2,375	2,227,872
Mid-Bay Bridge Authority Series 2015-A 5.00%, 10/01/2028	1,600	1,642,681
5.00%, 10/01/2040	2,000	2,017,094
Series 2015-C 5.00%, 10/01/2035	1,750	1,778,984
5.00%, 10/01/2040	1,000	1,005,145
Middleton Community Development District A Series 2022 6.20%, 05/01/2053	3,500	3,562,874
North Broward Hospital District Series 2017-B 5.00%, 01/01/2037	4,070	4,232,597
5.00%, 01/01/2042	4,785	4,908,298
5.00%, 01/01/2048	10,000	10,225,775
Orange County Health Facilities Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2023 4.00%, 08/01/2042(g)	5,750	4,890,750
Palm Beach County Educational Facilities Authority (Palm Beach Atlantic University Obligated Group) Series 2021 4.00%, 10/01/2041	1,030	938,464
4.00%, 10/01/2051	4,330	3,657,533
Palm Beach County Health Facilities Authority (ACTS Retirement-Life Communities, Inc. Obligated Group) Series 2020-B 5.00%, 11/15/2042	1,000	950,902
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) Series 2020 5.00%, 06/01/2055	2,880	2,450,301

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2022 4.25%, 06/01/2056	$4,825	$3,446,199
Palm Beach County Health Facilities Authority (Green Cay Life Plan Village, Inc.) Series 2022 11.50%, 07/01/2027(c)	1,800	1,737,589
Palm Beach County Health Facilities Authority (Jupiter Medical Center Obligated Group) Series 2022 5.00%, 11/01/2038	400	417,414
5.00%, 11/01/2039	685	711,213
5.00%, 11/01/2040	650	670,836
5.00%, 11/01/2041	2,330	2,394,219
5.00%, 11/01/2042	500	511,319
5.00%, 11/01/2047	13,835	13,976,601
5.00%, 11/01/2052	18,480	18,595,293
Pinellas County Industrial Development Authority Series 2019 5.00%, 07/01/2039	3,460	3,460,471
Pinellas County Industrial Development Authority (Drs Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc.) Series 2019 5.00%, 07/01/2029	1,420	1,452,930
Polk County Industrial Development Authority (Mineral Development LLC) Series 2020 5.875%, 01/01/2033(c)	4,000	4,027,468
St. Johns County Industrial Development Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2020 4.00%, 08/01/2055	5,300	4,178,512
Tampa Florida Hospitals 5.00%, 07/01/2050(a)	18,325	18,649,954
Town of Davie FL (Nova Southeastern University, Inc.) Series 2018 5.00%, 04/01/2048	24,650	25,343,372

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Village Community Development District No. 13 Series 2019 3.00%, 05/01/2029	$960	$884,098
3.375%, 05/01/2034	1,440	1,286,372
3.55%, 05/01/2039	2,505	2,066,969
3.70%, 05/01/2050	9,575	7,309,115
Series 2020
3.50%, 05/01/2051(c)	4,865	3,510,603
Village Community Development District No. 14 Series 2022 5.50%, 05/01/2053	2,250	2,193,877
Volusia County School Board (Volusia County School Board COP) Series 2014-B 5.00%, 08/01/2031	1,625	1,655,094

		554,084,423

Georgia – 2.6%
Augusta Development Authority (AU Health System Obligated Group) Series 2018 5.00%, 07/01/2027	1,635	1,599,751
City of Atlanta GA Department of Aviation Series 2014-A 5.00%, 01/01/2033	1,820	1,839,597
Series 2019-B 5.00%, 07/01/2044	9,000	9,362,658
Series 2021-C 4.00%, 07/01/2040	2,305	2,246,172
Series 2022-B 5.00%, 07/01/2047	12,430	13,097,855
5.00%, 07/01/2052	20,000	20,931,194
Clarke County Hospital Authority (Piedmont Healthcare, Inc. Obligated Group) Series 2016 5.00%, 07/01/2031	2,500	2,634,469
Development Authority for Fulton County (Piedmont Healthcare, Inc. Obligated Group) Series 2016-A 5.00%, 07/01/2032	2,000	2,106,774
Development Authority of Gwinnett County (Board of Regents of the University System of Georgia Lease) Series 2017-A 5.00%, 07/01/2032(a)	1,205	1,297,135

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 07/01/2033(a)	$2,370	$2,544,092
5.00%, 07/01/2035(a)	4,945	5,251,263
5.00%, 07/01/2037(a)	2,335	2,446,122
Development Authority of Monroe County (The) (Georgia Power Co.) Series 2023 3.875%, 10/01/2048	5,000	5,022,475
Fayette County Hospital Authority/GA (Piedmont Healthcare, Inc. Obligated Group) Series 2016 5.00%, 07/01/2034	1,620	1,702,094
5.00%, 07/01/2035	6,355	6,647,299
5.00%, 07/01/2036	2,735	2,846,124
Fulton County Residential Care Facilities for the Elderly Authority (All Saints-St Luke’s Episcopal Home for the Retired Obligated Group) Series 2019 5.00%, 04/01/2047(c)	6,500	5,399,878
5.00%, 04/01/2054(c)	2,000	1,602,236
George L Smith II Congress Center Authority (Signia Hotel Management LLC) Series 2021 4.00%, 01/01/2054	1,485	1,197,657
Glynn-Brunswick Memorial Hospital Authority (Southeast Georgia Health System Obligated Group) Series 2017 5.00%, 08/01/2043	10,880	10,945,428
5.00%, 08/01/2047	1,800	1,786,330
Main Street Natural Gas, Inc. (Citadel LP) Series 2022-C 4.00%, 08/01/2052(c)	39,100	37,608,007
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018-A 4.00%, 04/01/2048	12,175	12,184,046
Series 2018-C 4.00%, 08/01/2048	12,245	12,262,318
Series 2023-B 5.00%, 07/01/2053	11,720	12,521,850
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2038	1,235	1,286,820

42 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 01/01/2039	$1,215	$1,258,260
5.00%, 01/01/2048	2,460	2,474,614
5.00%, 01/01/2049	5,000	5,101,127
5.00%, 01/01/2056	4,655	4,728,649
5.00%, 01/01/2059	6,270	6,227,799
Series 2022 4.50%, 07/01/2063	15,000	14,724,396
5.00%, 07/01/2052	12,000	12,402,992
Series 2023 5.50%, 07/01/2064	10,200	10,586,001
AGM Series 2023 5.00%, 07/01/2048	1,570	1,666,652
5.00%, 07/01/2055	3,200	3,349,523
5.00%, 07/01/2064	6,055	6,289,575

		247,179,232

Guam – 0.5%
Guam Government Waterworks Authority Series 2020-A 5.00%, 01/01/2050	3,790	3,834,220
Guam Power Authority Series 2022-A 5.00%, 10/01/2043	3,300	3,428,008
Territory of Guam Series 2019 5.00%, 11/15/2031	1,855	1,938,200
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2029	1,310	1,360,587
5.00%, 12/01/2030	4,160	4,317,808
5.00%, 12/01/2032	3,545	3,675,465
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015-D 5.00%, 11/15/2032	13,000	13,245,231
5.00%, 11/15/2033	3,570	3,629,855
5.00%, 11/15/2035	8,935	9,015,682
Series 2021-F 4.00%, 01/01/2036	4,050	3,937,280

		48,382,336

Idaho – 0.0%
Idaho Housing & Finance Association (Battelle Energy Alliance LLC) Series 2010-A 7.00%, 02/01/2036	200	200,392

abfunds.com	AB MUNICIPAL INCOME SHARES | 43

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois – 9.4%
Chicago Board of Education Series 2012-A 5.00%, 12/01/2042	$6,635	$6,593,767
Series 2015-C 5.25%, 12/01/2035	2,790	2,821,354
5.25%, 12/01/2039	8,080	8,122,896
Series 2015-E 5.125%, 12/01/2032	1,000	1,010,551
Series 2016-A 7.00%, 12/01/2044	1,400	1,475,528
Series 2016-B 6.50%, 12/01/2046	1,900	1,995,815
Series 2017-G 5.00%, 12/01/2034	4,150	4,265,264
Series 2017-H 5.00%, 12/01/2036	900	913,190
5.00%, 12/01/2046	6,095	6,028,164
Series 2018-A 5.00%, 12/01/2026	5,430	5,629,475
5.00%, 12/01/2027	6,300	6,579,223
5.00%, 12/01/2028	5,975	6,281,693
Series 2019-A 5.00%, 12/01/2029	2,950	3,107,224
5.00%, 12/01/2030	5,120	5,367,706
Series 2019-B 5.00%, 12/01/2030	935	980,325
5.00%, 12/01/2031	1,030	1,076,913
5.00%, 12/01/2032	635	662,068
5.00%, 12/01/2033	500	520,045
Series 2021-A 5.00%, 12/01/2032	2,400	2,515,159
5.00%, 12/01/2033	4,510	4,714,140
5.00%, 12/01/2036	1,010	1,036,373
5.00%, 12/01/2038	2,730	2,779,291
5.00%, 12/01/2039	2,000	2,026,995
5.00%, 12/01/2040	1,750	1,766,235
5.00%, 12/01/2041	7,765	7,805,564
Series 2021-B 5.00%, 12/01/2036	1,000	1,026,112
Series 2022-B 4.00%, 12/01/2041	42,765	38,901,058
Series 2023
5.00%, 04/01/2045	1,500	1,544,146
5.25%, 04/01/2033	1,250	1,409,363
5.25%, 04/01/2034	1,000	1,122,279
5.50%, 04/01/2042	5,000	5,433,666

44 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.75%, 04/01/2048	$5,000	$5,507,835
Chicago O’Hare International Airport 5.25%, 01/01/2053(a)	20,000	20,974,620
Series 2015-C 5.00%, 01/01/2034	1,665	1,694,653
Series 2016-B 5.00%, 01/01/2034	5,000	5,249,925
Series 2016-C 5.00%, 01/01/2035	1,625	1,702,145
5.00%, 01/01/2038	7,625	7,898,721
Series 2017-B 5.00%, 01/01/2035	6,645	7,072,418
5.00%, 01/01/2036	12,000	12,686,760
5.00%, 01/01/2037	14,800	15,577,296
Series 2022 4.50%, 01/01/2048	10,000	9,974,259
4.625%, 01/01/2053	10,000	10,015,139
5.50%, 01/01/2055(a)	19,000	20,490,290
Chicago O’Hare International Airport (TrIPs Obligated Group) Series 2018 5.00%, 07/01/2033	645	670,984
5.00%, 07/01/2038	1,500	1,521,469
5.00%, 07/01/2048	5,000	4,945,270
Chicago Transit Authority (Chicago Transit Authority Sales Tax) Series 2020-A 4.00%, 12/01/2050(a)	12,340	11,453,027
Chicago Transit Authority Sales Tax Receipts Fund Series 2020-A 5.00%, 12/01/2045(a)	5,000	5,181,769
5.00%, 12/01/2055(a)	6,000	6,213,794
City of Chicago IL (Goldblatts Supportive Living Project) Series 2013 6.375%, 12/01/2052(d)(e)	1,050	648,763
Illinois Finance Authority Series 2015 5.25%, 05/15/2050 (Pre-refunded/ETM)	2,000	2,093,812
Illinois Finance Authority (Acero Charter Schools, Inc. Obligated Group) Series 2021 4.00%, 10/01/2035(c)	1,155	1,009,101
4.00%, 10/01/2042(c)	4,150	3,253,672

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Ascension Health Credit Group) Series 2016-C 5.00%, 02/15/2041	$2,835	$2,946,870
Illinois Finance Authority (Clark-Lindsey Village Obligated Group) Series 2022-A 4.60%, 06/01/2027	400	388,546
5.125%, 06/01/2032	350	330,652
5.25%, 06/01/2037	340	313,841
5.375%, 06/01/2042	985	897,836
5.50%, 06/01/2057	5,280	4,610,874
Illinois Finance Authority (DePaul College Prep) Series 2023 4.30%, 08/01/2028(c)	1,220	1,214,832
4.50%, 08/01/2033(c)	1,275	1,264,593
5.25%, 08/01/2038(c)	1,300	1,310,143
5.50%, 08/01/2043(c)	2,125	2,149,702
5.625%, 08/01/2053(c)	4,250	4,203,875
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 4.00%, 09/01/2035	1,000	866,905
4.00%, 09/01/2037	1,130	942,546
4.00%, 09/01/2039	2,000	1,621,344
4.00%, 09/01/2041	2,250	1,764,189
5.00%, 09/01/2036	1,095	1,042,269
5.00%, 09/01/2038	2,475	2,311,266
5.00%, 09/01/2040	1,035	946,406
Illinois Finance Authority (Lake Forest College) Series 2022-A 5.25%, 10/01/2052	1,500	1,421,137
5.50%, 10/01/2042	1,045	1,054,752
5.50%, 10/01/2047	1,000	999,397
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) Series 2021 5.125%, 05/15/2060	3,515	2,041,421
Illinois Finance Authority (Plymouth Place Obligated Group) Series 2022 4.75%, 11/15/2027	1,500	1,493,929
5.25%, 11/15/2027	1,525	1,521,926
6.50%, 05/15/2042	2,000	2,052,777

46 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

6.50%, 05/15/2047	$2,000	$2,029,713
6.625%, 05/15/2052	1,910	1,937,537
6.75%, 05/15/2058	1,765	1,797,189
Illinois Finance Authority (Rosalind Franklin University of Medicine and Science) Series 2017-A 5.00%, 08/01/2042	1,000	1,004,033
5.00%, 08/01/2047	2,475	2,469,935
Series 2017-C 5.00%, 08/01/2046	2,900	2,889,128
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015-C 5.00%, 08/15/2035	4,750	4,867,135
Illinois Finance Authority (Washington and Jane Smith Home (The)) Series 2022 4.00%, 10/15/2044	10,890	8,280,943
Illinois Housing Development Authority Series 2022 5.67%, 12/01/2025(c)	17,000	17,026,838
7.17%, 11/01/2038	1,675	1,712,764
Illinois State Toll Highway Authority Series 2015-A 5.00%, 01/01/2031	1,500	1,571,834
5.00%, 01/01/2032	1,625	1,702,867
Series 2015-B 5.00%, 01/01/2036	2,850	2,987,567
Series 2016-B 5.00%, 01/01/2041	3,450	3,580,713
Metropolitan Pier & Exposition Authority Series 2012 Zero Coupon, 12/15/2041	9,400	3,852,906
Zero Coupon, 12/15/2051	11,385	2,654,314
Series 2015-B 5.00%, 12/15/2045	13,300	13,397,203
Series 2017-B Zero Coupon, 12/15/2054	9,850	1,948,815
Series 2020 4.00%, 06/15/2050	2,525	2,189,304
5.00%, 06/15/2050	45,220	45,674,194
Metropolitan Pier & Exposition Authority (Metropolitan Pier & Exposition Authority Lease) Series 2020 5.00%, 06/15/2042	2,675	2,744,674

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Illinois
Series 2010 7.35%, 07/01/2035	$11,946	$13,184,599
Series 2014 5.00%, 05/01/2023	7,185	7,185,000
5.00%, 05/01/2031	7,615	7,720,176
Series 2016 5.00%, 02/01/2024	2,525	2,550,621
5.00%, 02/01/2027	19,125	20,259,388
5.00%, 02/01/2029	5,945	6,302,308
5.00%, 11/01/2032	5,245	5,490,011
5.00%, 11/01/2035	8,000	8,273,194
Series 2017-A 5.00%, 12/01/2025	3,510	3,644,903
5.00%, 12/01/2026	6,000	6,338,002
5.00%, 12/01/2028	2,700	2,895,907
5.00%, 12/01/2034	2,585	2,738,182
Series 2017-C 5.00%, 11/01/2029	19,335	20,694,993
Series 2017-D 5.00%, 11/01/2024	7,395	7,549,014
5.00%, 11/01/2025	31,725	32,898,102
5.00%, 11/01/2026	26,070	27,518,121
5.00%, 11/01/2028	8,450	9,071,356
Series 2018-A 5.00%, 10/01/2027	14,590	15,620,926
5.00%, 10/01/2028	1,710	1,857,430
5.00%, 05/01/2029	5,235	5,653,955
5.00%, 10/01/2029	1,030	1,118,156
5.00%, 05/01/2030	2,185	2,358,372
Series 2018-B 5.00%, 10/01/2026	5,000	5,266,806
Series 2019-B
4.00%, 11/01/2033	9,500	9,663,161
4.00%, 11/01/2036	16,375	16,346,041
4.00%, 11/01/2037	16,920	16,651,172
5.00%, 11/01/2030	8,225	9,040,779
Series 2020 5.50%, 05/01/2030	2,750	3,140,727
5.75%, 05/01/2045	2,500	2,737,512
Series 2020-B 5.00%, 10/01/2030	2,000	2,223,425
5.00%, 10/01/2031	2,100	2,329,744
Series 2021-A 5.00%, 12/01/2030	9,955	11,085,453
5.00%, 03/01/2035	2,700	2,962,940
5.00%, 03/01/2036	3,250	3,537,785

48 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 03/01/2037	$3,750	$4,050,411
5.00%, 03/01/2046	4,000	4,197,822
Series 2022-A 5.25%, 03/01/2037	2,500	2,768,359
5.50%, 03/01/2042	12,610	13,947,751
5.50%, 03/01/2047	4,500	4,921,952
Series 2022-B 5.25%, 10/01/2037	13,000	14,405,403
Series 2022-C 5.50%, 10/01/2045	19,000	20,943,453
Series 2023-B 5.00%, 05/01/2033(g)	8,000	8,999,602
5.00%, 05/01/2036(g)	5,000	5,480,596
5.25%, 05/01/2041(g)	2,750	2,989,750
5.25%, 05/01/2042(g)	5,000	5,418,135
5.25%, 05/01/2043(g)	2,500	2,699,721
5.50%, 05/01/2047(g)	5,000	5,469,750
Series 2023-C 5.00%, 05/01/2033(g)	15,000	16,874,253
Series 2023-D 5.00%, 07/01/2036(g)	5,000	5,479,442
Village of Antioch IL Special Service Areas No. 1 & 2 Series 2016-A 4.50%, 03/01/2033	3,159	2,916,546
Series 2016-B 7.00%, 03/01/2033	1,469	1,401,692
Village of Pingree Grove IL Special Service Area No. 7 Series 2015 4.50%, 03/01/2025	333	331,652
5.00%, 03/01/2036	2,957	2,845,657
Series 2015-B 6.00%, 03/01/2036	824	826,320

		880,255,466

Indiana – 1.6%
City of Fort Wayne IN (Do Good Foods Fort Wayne LLC Obligated Group) Series 2022 9.00%, 12/01/2044(c)	39,310	38,935,977
10.75%, 12/01/2029	5,305	5,301,374
City of Whiting IN (BP Products North America, Inc.) Series 2023 4.40%, 11/01/2045	10,000	10,353,523

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana Finance Authority Series 2013-A 5.00%, 07/01/2044 (Pre-refunded/ETM)	$6,070	$6,085,219
5.00%, 07/01/2048 (Pre-refunded/ETM)	2,500	2,506,268
Indiana Finance Authority (Baptist Healthcare System Obligated Group) Series 2017 5.00%, 08/15/2051	3,905	3,996,416
Indiana Finance Authority (Brightmark Plastics Renewal Indiana LLC) Series 2019 7.00%, 03/01/2039(c)	31,440	23,772,036
Indiana Finance Authority (Good Samaritan Hospital Obligated Group) Series 2022 4.00%, 04/01/2037	2,620	2,395,609
4.00%, 04/01/2039	1,630	1,438,267
4.00%, 04/01/2041	2,305	1,983,863
4.00%, 04/01/2042	2,400	2,041,055
Indiana Finance Authority (Greencroft Goshen Obligated Group) Series 2021 4.00%, 11/15/2043	6,700	4,994,603
Series 2023-2 4.00%, 11/15/2023(g)	795	792,248
4.00%, 11/15/2024(g)	905	889,567
4.00%, 11/15/2025(g)	985	954,536
4.00%, 11/15/2028(g)	1,000	926,792
4.00%, 11/15/2029(g)	1,000	912,638
4.00%, 11/15/2037(g)	1,800	1,440,535
Indiana Finance Authority (Marquette Manor) Series 2015-A 5.00%, 03/01/2030	1,000	1,004,268
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2020 3.00%, 11/01/2030	11,725	10,648,107
Series 2020-A 3.00%, 11/01/2030	7,290	6,620,443
Series 2021-B 2.50%, 11/01/2030	5,065	4,439,880

50 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana Finance Authority (University of Evansville) Series 2022 5.00%, 09/01/2029	$1,755	$1,815,943
5.00%, 09/01/2030	1,845	1,914,301
5.00%, 09/01/2031	1,935	2,011,091
5.00%, 09/01/2032	2,035	2,114,300
5.25%, 09/01/2044	10,000	9,849,205
5.25%, 09/01/2057	2,010	1,897,119
Indiana Housing & Community Development Authority (Vita of Marion LLC) Series 2021-A 5.25%, 04/01/2041(c)	1,000	788,423

		152,823,606

Iowa – 1.1%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2022 5.00%, 12/01/2050	59,970	60,103,325
Iowa Finance Authority (Lifespace Communities, Inc. Obligated Group) Series 2018-A 5.00%, 05/15/2043	8,405	6,473,755
5.00%, 05/15/2048	6,000	4,439,840
Iowa Finance Authority (Wesley Retirement Services, Inc. Obligated Group) Series 2021 4.00%, 12/01/2031	5,210	4,651,250
4.00%, 12/01/2041	7,810	6,163,345
4.00%, 12/01/2046	5,225	3,899,169
4.00%, 12/01/2051	9,340	6,721,228
Iowa Higher Education Loan Authority (Simpson College) Series 2020 5.50%, 11/01/2051	7,160	6,458,278
Iowa Tobacco Settlement Authority Series 2021-A 4.00%, 06/01/2049	4,000	3,598,164

		102,508,354

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kansas – 0.5%
City of Overland Park KS Sales Tax Revenue Series 2022 6.00%, 11/15/2034(c)	$1,850	$1,906,393
6.50%, 11/15/2042(c)	13,650	13,958,994
City of Topeka KS (Congregational Home Obligated Group(The)) Series 2022-A 5.75%, 12/01/2033	2,865	2,818,117
6.25%, 12/01/2042	2,920	2,852,215
6.50%, 12/01/2052	6,000	5,838,439
Kansas Development Finance Authority (State of Kansas Department of Administration Lease) Series 2021-K 2.39%, 05/01/2036	8,000	6,098,920
Overland Park Development Corp. (City of Overland Park KS) Series 2019 5.00%, 03/01/2035	1,765	1,751,428
5.00%, 03/01/2037	2,070	2,043,249
5.00%, 03/01/2039	2,325	2,255,477
5.00%, 03/01/2044	1,000	951,589
5.00%, 03/01/2049	5,875	5,537,816
Wyandotte County-Kansas City Unified Government (Wyandotte County-Kansas City Unified Government Sales Tax) Series 2018 4.50%, 06/01/2040	1,440	1,322,165

		47,334,802

Kentucky – 1.8%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 4.00%, 02/01/2035	930	930,676
City of Henderson KY (Pratt Paper LLC) Series 2022 4.45%, 01/01/2042(c)	9,000	8,434,480
County of Trimble KY (Louisville Gas and Electric Co.) Series 2020 1.30%, 09/01/2044	8,500	7,177,930

52 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017-B 5.00%, 08/15/2034(a)	$1,500	$1,592,863
5.00%, 08/15/2035(a)	3,085	3,259,991
5.00%, 08/15/2037(a)	1,550	1,620,819
5.00%, 08/15/2041(a)	6,905	7,149,908
5.00%, 08/15/2046(a)	2,740	2,815,582
Kentucky Economic Development Finance Authority (Carmel Manor, Inc.) Series 2022 4.50%, 10/01/2027	4,000	3,971,438
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019-A 4.00%, 08/01/2038	1,000	978,330
4.00%, 08/01/2039	1,135	1,104,441
5.00%, 08/01/2044	6,105	6,303,123
5.00%, 08/01/2049	7,660	7,809,742
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012
5.375%, 11/15/2042	1,685	1,391,122
5.50%, 11/15/2045	1,000	819,461
Series 2016-A 5.00%, 05/15/2046	1,100	817,880
5.00%, 05/15/2051	2,000	1,434,054
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2015 5.25%, 06/01/2050	24,090	24,303,837
Series 2017-A 5.00%, 06/01/2031	2,000	2,062,651
5.00%, 06/01/2032	3,500	3,607,986
5.00%, 06/01/2037	4,325	4,382,532
5.00%, 06/01/2041	4,300	4,326,943
5.00%, 06/01/2045	8,750	8,766,278
5.25%, 06/01/2041	6,750	6,939,616

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2017-B 5.00%, 06/01/2040	$5,000	$5,036,470
Kentucky Economic Development Finance Authority (Rosedale Green) Series 2015 5.50%, 11/15/2035	2,265	2,080,031
5.75%, 11/15/2045	3,350	2,851,771
Kentucky Housing Corp. (Churchill Park LLLP) Series 2022-A 4.65%, 05/01/2025(c)	2,665	2,657,468
5.75%, 11/01/2040(c)	12,370	12,447,458
Series 2022-B 6.75%, 11/01/2040(c)	2,050	2,062,233
Kentucky Public Energy Authority (Morgan Stanley) Series 2019-C 4.00%, 02/01/2050	3,170	3,173,312
Series 2022-A 4.00%, 08/01/2052(a)	10,000	9,914,474
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/2033	8,205	8,606,223
Series 2020 5.00%, 10/01/2047	1,965	2,135,912
Series 2020-A 5.00%, 10/01/2038	965	1,010,557

		163,977,592

Louisiana – 1.0%
Jefferson Sales Tax District AGM Series 2017-B 5.00%, 12/01/2034	1,000	1,084,206
5.00%, 12/01/2036	2,400	2,584,806
Louisiana Local Government Environmental Facilities & Community Development Auth (Louisiana Utilities Restoration Corp. ELL System Restoration Revenue) Series 2023 5.048%, 12/01/2034	10,000	10,308,081

54 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Louisiana Local Government Environmental Facilities & Community Development Auth (Louisiana Utilities Restoration Corp.) Series 2022 4.475%, 08/01/2039	$10,000	$9,774,557
Louisiana Local Government Environmental Facilities & Community Development Auth (St. James Place of Baton Rouge) Series 2015-A 6.00%, 11/15/2035	2,100	2,024,765
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/2034(a)	8,985	9,555,025
5.00%, 10/01/2036(a)	8,460	8,886,683
5.00%, 10/01/2037(a)	5,000	5,226,740
5.00%, 10/01/2044(a)	5,155	5,277,877
Louisiana Public Facilities Authority Series 2016 5.00%, 05/15/2047 (Pre-refunded/ETM)	10	10,617
Louisiana Public Facilities Authority (Geo Prep Mid-City of Greater Baton Rouge) Series 2022 5.625%, 06/01/2037(c)	415	414,179
6.25%, 06/01/2062(c)	1,425	1,420,768
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013-B 10.50%, 07/01/2039(d)(e)(h)	2,750	28
Series 2014-A 7.50%, 07/01/2023(d)(e)(h)	1,250	13
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Auxiliary Revenue) Series 2019 5.00%, 07/01/2059	10,270	10,432,335
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Lease) Series 2017 5.00%, 07/01/2042	1,500	1,540,608

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 07/01/2047	$6,515	$6,626,123
5.00%, 07/01/2052	7,300	7,385,071
5.00%, 07/01/2057	2,250	2,268,308
New Orleans Aviation Board Series 2017-B 5.00%, 01/01/2043	1,000	1,019,711
Parish of St. James LA (NuStar Logistics LP) Series 2020-2 6.35%, 07/01/2040(c)	3,990	4,307,681
Parish of St. John the Baptist LA (Marathon Oil Corp.) Series 2019 2.10%, 06/01/2037	2,465	2,408,644
2.20%, 06/01/2037	3,700	3,479,651
St. Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/2037	1,050	982,029

		97,018,506

Maine – 0.2%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2017 5.25%, 01/01/2025(c)	4,630	4,660,415
Series 2018-R2 4.375%, 08/01/2035(c)	1,700	1,683,602
Maine Health & Higher Educational Facilities Authority (Maine Medical Center) Series 2018-A 5.00%, 07/01/2043	3,370	3,503,368
5.00%, 07/01/2048	6,250	6,422,033

		16,269,418

Maryland – 1.9%
City of Baltimore MD (East Baltimore Research Park Project) Series 2017-A 5.00%, 09/01/2038	1,000	1,006,460
City of Baltimore MD (Harbor Point Special Taxing District) Series 2019 3.625%, 06/01/2046(c)	1,750	1,366,585
Series 2019-B 3.875%, 06/01/2046(c)	300	239,923

56 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Frederick MD (County of Frederick MD Urbana Community Development Authority) Series 2020-C 4.00%, 07/01/2050(c)	$2,615	$2,276,118
Maryland Economic Development Corp. (City of Baltimore MD Port Covington Development District) Series 2020 4.00%, 09/01/2040	2,250	1,989,665
4.00%, 09/01/2050	2,500	2,056,843
Maryland Economic Development Corp. (Maryland Economic Development Corp. Morgan View & Thurgood Marshall Student Hsg) Series 2022 5.75%, 07/01/2053	2,860	3,048,408
6.00%, 07/01/2058	10,000	10,880,521
Maryland Economic Development Corp. (Purple Line Transit Partners LLC)
Series 2022 5.00%, 12/31/2036	3,200	3,331,035
5.00%, 06/30/2037	2,400	2,488,509
5.00%, 12/31/2037	2,605	2,693,890
5.00%, 06/30/2038	2,920	3,014,421
5.00%, 12/31/2038	1,015	1,047,821
5.25%, 06/30/2047	26,800	27,257,905
5.25%, 06/30/2052	10,000	10,139,427
5.25%, 06/30/2055	21,720	21,969,695
Maryland Health & Higher Educational Facilities Authority (Meritus Medical Center Obligated Group) Series 2015 5.00%, 07/01/2031	3,245	3,340,823
Maryland Health & Higher Educational Facilities Authority (TidalHealth Obligated Group) Series 2020 4.00%, 07/01/2036	2,520	2,515,431
4.00%, 07/01/2037	2,575	2,522,089
4.00%, 07/01/2038	1,555	1,504,473
4.00%, 07/01/2040	1,645	1,560,527
5.00%, 07/01/2046	22,040	22,711,292

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group) Series 2020-B 4.00%, 04/15/2036(a)	$3,140	$3,162,642
4.00%, 04/15/2037(a)	3,270	3,278,550
4.00%, 04/15/2038(a)	3,405	3,396,077
4.00%, 04/15/2039(a)	3,535	3,510,060
4.00%, 04/15/2040(a)	3,180	3,118,514
Maryland Stadium Authority (Baltimore City Public School Construction Financing Fund) Series 2020 5.00%, 05/01/2050(a)	29,840	33,649,861

		179,077,565

Massachusetts – 0.6%
Massachusetts Development Finance Agency (Emerson College) Series 2016-A 5.00%, 01/01/2047	2,220	2,229,865
Series 2017-A 5.00%, 01/01/2040	670	681,657
Massachusetts Development Finance Agency (Emmanuel College/MA) Series 2016-A 5.00%, 10/01/2043	1,760	1,770,356
Massachusetts Development Finance Agency (Lasell University) Series 2021 4.00%, 07/01/2027	250	244,454
4.00%, 07/01/2028	325	317,424
4.00%, 07/01/2029	340	330,208
4.00%, 07/01/2040	3,005	2,589,451
4.00%, 07/01/2045	2,200	1,792,301
4.00%, 07/01/2050	1,615	1,265,817
Massachusetts Development Finance Agency (Merrimack College) Series 2022 5.00%, 07/01/2052	1,150	1,148,699

58 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (Salem Community Corp. Obligated Group) Series 2022 5.25%, 01/01/2050	$2,680	$2,315,455
Massachusetts Development Finance Agency (Simmons University) Series 2018-L 5.00%, 10/01/2034	1,360	1,430,448
5.00%, 10/01/2035	1,000	1,045,786
Massachusetts Development Finance Agency (South Shore Hospital, Inc. Obligated Group) Series 2016-I 5.00%, 07/01/2031	1,350	1,413,490
5.00%, 07/01/2041	2,500	2,540,170
Massachusetts Development Finance Agency (Springfield College) Series 2021 4.00%, 06/01/2056	4,000	3,192,364
5.00%, 06/01/2026	420	431,644
5.00%, 06/01/2027	445	461,604
5.00%, 06/01/2028	1,850	1,934,993
Series 2021-B 4.00%, 06/01/2035	2,300	2,218,868
4.00%, 06/01/2050	1,700	1,406,513
Massachusetts Development Finance Agency (Tufts Medicine Obligated Group) Series 2013-G 5.00%, 07/01/2037	2,550	2,536,158
Series 2019-A 5.00%, 07/01/2036	1,000	1,025,325
5.00%, 07/01/2044	4,000	3,953,934
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 07/01/2041	1,480	1,502,035
5.00%, 07/01/2046	2,500	2,516,762

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts Port Authority Series 2021-E 5.00%, 07/01/2051	$2,260	$2,364,160
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2009 5.715%, 08/15/2039	10,255	11,277,986

		55,937,927

Michigan – 1.4%
City of Detroit MI Series 2014-B 4.00%, 04/01/2044(f)	10,000	7,350,336
Series 2018 5.00%, 04/01/2033	1,000	1,039,019
5.00%, 04/01/2034	1,250	1,293,702
5.00%, 04/01/2038	2,135	2,157,748
Series 2020 5.50%, 04/01/2045	1,690	1,738,011
5.50%, 04/01/2050	2,170	2,216,834
Series 2021-A 5.00%, 04/01/2038	1,100	1,119,856
5.00%, 04/01/2046	2,030	1,984,695
5.00%, 04/01/2050	1,000	963,514
Grand Rapids Economic Development Corp. (Beacon Hill at Eastgate) Series 2017-A 5.00%, 11/01/2032	1,055	963,020
5.00%, 11/01/2037	600	521,920
Great Lakes Water Authority Water Supply System Revenue Series 2016-A 5.00%, 07/01/2046(a)	1,025	1,056,447
Series 2016-D 5.00%, 07/01/2036(a)	25,210	26,488,437
Kalamazoo Economic Development Corp. (Heritage Community of Kalamazoo Obligated Group) Series 2019 5.00%, 05/15/2037	1,100	975,539
Series 2020 5.00%, 05/15/2055	6,860	5,412,038
Kalamazoo Hospital Finance Authority Series 2016 4.00%, 05/15/2031 (Pre-refunded/ETM)	10	10,343

60 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.00%, 05/15/2032 (Pre-refunded/ETM)	$20	$20,686
4.00%, 05/15/2033 (Pre-refunded/ETM)	30	31,029
4.00%, 05/15/2036 (Pre-refunded/ETM)	65	67,229
Michigan Finance Authority (Albion College) Series 2022 4.00%, 12/01/2046	2,120	1,795,169
4.00%, 12/01/2051	2,165	1,771,320
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) Series 2014-D4 5.00%, 07/01/2029	1,100	1,119,355
5.00%, 07/01/2034	1,000	1,014,162
Series 2015-D1 5.00%, 07/01/2034	2,000	2,078,993
Series 2015-D2 5.00%, 07/01/2034	3,400	3,499,738
Michigan Finance Authority (Henry Ford Health System Obligated Group) Series 2016 5.00%, 11/15/2032	3,850	4,048,672
Series 2019-A 5.00%, 11/15/2048	6,635	6,859,062
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue)
Series 2020-A
3.267%, 06/01/2039	5,000	4,509,252
4.00%, 06/01/2049	5,000	4,483,798
Michigan Finance Authority (Public Lighting Authority) Series 2014-B 5.00%, 07/01/2031	1,450	1,466,292
5.00%, 07/01/2032	3,000	3,032,925
5.00%, 07/01/2033	3,500	3,537,452
Michigan Strategic Fund (Michigan Strategic Fund – I 75 Improvement Project) Series 2018 5.00%, 06/30/2048	8,600	8,609,059

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Michigan Tobacco Settlement Finance Authority (Tobacco Settlement Financing Corp./MI) Series 2008-C Zero Coupon, 06/01/2058	$241,050	$9,902,045
Troy School District/MI Series 2023 5.00%, 05/01/2039	2,115	2,403,548
5.00%, 05/01/2040	5,425	6,111,372
5.00%, 05/01/2041	3,440	3,860,431
Wayne State University Series 2018-A 5.00%, 11/15/2043	4,000	4,221,270

		129,734,318

Minnesota – 0.3%
City of Ramsey MN (Pact Charter School) Series 2022-A 5.00%, 06/01/2032	11,800	11,546,923
City of Wayzata MN (Wayzata Bay Senior Housing, Inc.) Series 2019 5.00%, 08/01/2054	1,000	915,966
Duluth Economic Development Authority (Essentia Health Obligated Group) Series 2018-A 5.00%, 02/15/2043	2,500	2,580,306
5.00%, 02/15/2048	425	434,819
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Hmong College Prep Academy) Series 2020 5.00%, 09/01/2040	1,390	1,312,877
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Minnesota Math & Science Academy) Series 2021 3.00%, 06/01/2031(c)	1,000	845,657
4.00%, 06/01/2056(c)	1,100	753,373
Minnesota Higher Education Facilities Authority (College of St. Scholastica, Inc.) Series 2019 4.00%, 12/01/2040	3,850	3,415,477

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Minnesota Higher Education Facilities Authority (St. Catherine University)
Series 2018-A 5.00%, 10/01/2045	$1,900	$1,948,982

		23,754,380

Mississippi – 0.6%
Mississippi Business Finance Corp. (Alden Group Renewable Energy Mississippi LLC) Series 2022 8.00%, 12/01/2029(i)	14,500	14,364,077
Mississippi Business Finance Corp. (Enviva, Inc.) Series 2022 7.75%, 07/15/2047	8,155	8,220,131
Mississippi Development Bank (Magnolia Regional Health Center) Series 2021 4.00%, 10/01/2041(c)	2,500	2,122,672
5.00%, 10/01/2024(c)	880	889,227
5.00%, 10/01/2026(c)	1,700	1,743,860
5.00%, 10/01/2027(c)	900	932,645
5.00%, 10/01/2028(c)	1,900	1,987,744
5.00%, 10/01/2033(c)	2,270	2,402,827
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016-A 5.00%, 09/01/2036	1,645	1,687,557
5.00%, 09/01/2041	12,130	12,308,205
5.00%, 09/01/2046	6,135	6,163,149
Mississippi Hospital Equipment & Facilities Authority (Forrest General Hospital, Inc.) Series 2019 4.00%, 01/01/2037	720	724,578
5.00%, 01/01/2035	1,230	1,334,420

		54,881,092

Missouri – 0.9%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017-A 5.00%, 03/01/2036	2,810	2,874,469

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2021 4.00%, 03/01/2041	$1,170	$1,015,946
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2016-A 5.00%, 02/01/2046	1,000	906,575
Series 2019 4.00%, 02/01/2042	18,770	14,919,537
4.00%, 02/01/2048	21,850	16,527,255
5.00%, 02/01/2042	620	573,041
5.00%, 02/01/2048	2,600	2,340,863
Kansas City Industrial Development Authority
Series 2019 5.00%, 07/01/2040(c)	2,980	2,574,114
Kansas City Industrial Development Authority (Kansas City United Methodist Retirement Home Obligated Group) Series 2021-A 10.00%, 11/15/2037	1,601	1,409,074
Series 2021-C 7.50%, 11/15/2046	1,279	980,221
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2021 2.00%, 11/15/2046	2,319	109,660
5.00%, 11/15/2046	5,196	3,866,606
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2014-A 5.25%, 08/15/2039	2,330	2,052,574
Series 2016-A 5.00%, 08/15/2036	1,300	1,147,146
5.00%, 08/15/2046	1,760	1,404,258
5.00%, 08/15/2051	1,000	771,029
Series 2018 5.00%, 08/15/2042	6,940	5,744,380
Series 2021-A 5.00%, 08/15/2056	10,000	7,543,597

64 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Missouri Joint Municipal Electric Utility Commission (Missouri Joint Municipal Electric Utility Commission Plum Point Project Revenue) Series 2014-A 5.00%, 01/01/2031	$3,240	$3,310,341
St. Louis County Industrial Development Authority (Friendship Village St. Louis Obligated Group) Series 2018 5.25%, 09/01/2053	7,560	6,564,284
St. Louis County Industrial Development Authority (St. Andrews Resources for Seniors Obligated Group) Series 2015-A 5.00%, 12/01/2035	2,000	1,894,313
5.125%, 12/01/2045	4,500	4,072,884
Taney County Industrial Development Authority (Taney County Industrial Development Authority Lease) Series 2023 5.00%, 10/01/2033(c)	1,000	989,567
6.00%, 10/01/2049(c)	2,475	2,433,005

		86,024,739

Montana – 0.0%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 02/15/2034	1,085	1,136,387

Nebraska – 0.2%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2017-A 5.00%, 09/01/2034	1,510	1,655,346
5.00%, 09/01/2036	13,035	14,065,120
5.00%, 09/01/2037	5,410	5,784,421

		21,504,887

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Nevada – 0.5%
Carson City NV (Carson Tahoe Regional Healthcare) Series 2017 5.00%, 09/01/2037	$1,160	$1,192,373
5.00%, 09/01/2047	2,775	2,834,992
City of Reno NV (County of Washoe NV Sales Tax Revenue) Series 2018-C Zero Coupon, 07/01/2058(c)	24,500	3,124,154
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.75%, 06/15/2028(c)	3,540	3,207,931
Clark County School District Series 2017-C 5.00%, 06/15/2033	5,775	6,273,200
5.00%, 06/15/2034	5,000	5,399,953
5.00%, 06/15/2035	2,635	2,827,007
5.00%, 06/15/2036	3,700	3,703,564
AGM Series 2019-B 3.00%, 06/15/2037	5,185	4,542,192
Las Vegas Redevelopment Agency Series 2016 5.00%, 06/15/2040	1,800	1,842,669
State of Nevada Department of Business & Industry (Fulcrum Sierra Biofuels LLC) Series 2018 6.95%, 02/15/2038(c)	1,890	1,693,827
Tahoe-Douglas Visitors Authority Series 2020 5.00%, 07/01/2040	2,250	2,256,572
5.00%, 07/01/2045	2,800	2,793,128
5.00%, 07/01/2051	3,000	2,936,289

		44,627,851

New Hampshire – 0.3%
New Hampshire Business Finance Authority Series 2022-2 0.35%, 09/20/2036	25,000	593,240
New Hampshire Business Finance Authority (Covanta Holding Corp.) Series 2020-A 3.625%, 07/01/2043(c)	1,960	1,461,806

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2020-B 3.75%, 07/01/2045(c)	$3,525	$2,675,759
New Hampshire Health and Education Facilities Authority Act (Dartmouth-Hitchcock Obligated Group) Series 2020-A 5.00%, 08/01/2059	20,000	21,036,602

		25,767,407

New Jersey – 5.2%
Camden County Improvement Authority (The) (KIPP Cooper Norcross Obligated Group) Series 2022 6.00%, 06/15/2047	1,030	1,103,684
6.00%, 06/15/2062	5,075	5,376,334
Essex County Improvement Authority (North Star Academy Charter School of Newark, Inc.) Series 2020 4.00%, 07/15/2050(c)	1,260	1,063,027
New Jersey Economic Development Authority (Lutheran Social Ministries at Crane’s Mill, Inc.) Series 2018 5.00%, 01/01/2034	1,500	1,421,429
5.00%, 01/01/2039	2,500	2,241,154
5.00%, 01/01/2049	3,000	2,480,281
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2018-A 5.00%, 06/15/2042	4,385	4,575,289
5.00%, 06/15/2047	1,500	1,556,597
New Jersey Economic Development Authority (New Jersey Transit Corp. State Lease) Series 2020 5.00%, 11/01/2033	3,770	4,167,053
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.125%, 01/01/2034	6,045	6,088,872

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2037	$3,450	$3,462,039
5.00%, 10/01/2047	7,210	6,982,495
New Jersey Economic Development Authority (State of New Jersey Department of the Treasury Lease) Series 2019 5.00%, 06/15/2030	2,990	3,336,293
5.00%, 06/15/2035	2,750	3,014,709
5.00%, 06/15/2037	2,000	2,157,373
New Jersey Economic Development Authority (State of New Jersey Division of Property Management & Construction Lease) Series 2018-C 5.00%, 06/15/2042	7,085	7,392,457
New Jersey Economic Development Authority (State of New Jersey Motor Vehicle Surcharge Revenue Lease)
Series 2017-A 5.00%, 07/01/2033	1,640	1,743,977
New Jersey Economic Development Authority (State of New Jersey) Series 2024-S 5.00%, 06/15/2024(g)	1,250	1,251,350
5.00%, 06/15/2026(g)	6,500	6,661,515
5.00%, 06/15/2035(g)	1,500	1,625,889
5.25%, 06/15/2036(g)	3,000	3,275,310
5.25%, 06/15/2037(g)	3,065	3,312,445
5.25%, 06/15/2039(g)	3,000	3,206,507
New Jersey Economic Development Authority (UMM Energy Partners LLC) Series 2012-A 5.125%, 06/15/2043	735	735,138
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	8,270	8,321,964

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2014-B 5.625%, 11/15/2030	$1,475	$1,496,202
New Jersey Educational Facilities Authority (Stevens Institute of Technology International, Inc.) Series 2020-A 4.00%, 07/01/2050	1,805	1,605,970
5.00%, 07/01/2045	4,460	4,592,811
New Jersey Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group) Series 2017-A 5.00%, 07/01/2035	1,300	1,396,193
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017-A 5.00%, 07/01/2036	1,000	1,050,187
5.00%, 07/01/2042	7,645	7,896,133
New Jersey Health Care Facilities Financing Authority (New Jersey Health Care Facilities Financing Authority State Lease) Series 2017 5.00%, 10/01/2035	1,070	1,141,902
New Jersey Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group) Series 2014 5.00%, 07/01/2044	2,040	2,064,280
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2024	3,130	3,183,635
5.00%, 06/15/2027	1,000	1,056,178
5.00%, 06/15/2028	21,660	22,888,029
5.00%, 06/15/2029	13,435	14,193,838
5.00%, 06/15/2030	6,000	6,337,429
Series 2018-A 5.00%, 06/15/2029	1,910	2,017,881
5.00%, 06/15/2030	24,975	26,379,549
5.00%, 06/15/2031	12,000	12,666,326

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2014-A 5.00%, 06/15/2038	$1,000	$1,011,198
Series 2015-A 5.00%, 06/15/2045	8,450	8,587,389
Series 2018-A 5.00%, 12/15/2030	2,000	2,199,434
5.00%, 12/15/2032	1,000	1,094,631
5.00%, 12/15/2033	29,040	31,709,888
5.00%, 12/15/2034	7,135	7,755,301
5.00%, 12/15/2035	5,230	5,643,432
5.00%, 12/15/2036	10,000	10,714,190
Series 2019 5.00%, 06/15/2034	1,000	1,090,059
5.00%, 06/15/2038	2,670	2,841,295
5.00%, 12/15/2039	2,500	2,673,963
5.00%, 06/15/2046	2,325	2,432,897
Series 2019-B 4.00%, 06/15/2037	770	775,744
5.00%, 06/15/2032	3,480	3,811,006
Series 2021-A 5.00%, 06/15/2032	3,070	3,476,410
5.00%, 06/15/2033	2,565	2,898,141
Series 2022-A 5.00%, 06/15/2030	7,500	8,427,451
5.00%, 06/15/2032	7,500	8,598,697
5.00%, 06/15/2033	4,615	5,278,194
New Jersey Turnpike Authority Series 2015-E 5.00%, 01/01/2033	8,400	8,692,586
5.00%, 01/01/2045	7,000	7,151,107
Series 2017-B 5.00%, 01/01/2032	8,540	9,381,875
5.00%, 01/01/2033	5,000	5,489,206
Series 2019-A 5.00%, 01/01/2048	11,320	12,061,011
Passaic County Improvement Authority (The) (Paterson Arts & Science Charter School) Series 2023 4.25%, 07/01/2033	630	642,557
5.25%, 07/01/2043	1,020	1,041,670

70 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

South Jersey Transportation Authority Series 2022 4.625%, 11/01/2047	$5,000	$5,077,192
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2031	1,425	1,547,841
Series 2018-B 5.00%, 06/01/2046	131,000	130,284,373

		488,908,462

New Mexico – 0.2%
City of Santa Fe NM (El Castillo Retirement Residences Obligated Group) Series 2019 5.00%, 05/15/2039	480	426,454
5.00%, 05/15/2044	500	426,348
5.00%, 05/15/2049	1,200	983,161
New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group) Series 2019 5.00%, 07/01/2039	1,875	1,589,343
5.00%, 07/01/2049	18,760	14,357,257
Winrock Town Center Tax Increment Development District No. 1 Series 2022 4.25%, 05/01/2040(c)	2,750	2,302,097

		20,084,660

New York – 7.5%
Build NYC Resource Corp. (Albert Einstein College of Medicine, Inc.) Series 2016 5.50%, 09/01/2045(c)	33,290	33,219,172
Build NYC Resource Corp. (Integration Charter Schools) Series 2021 4.00%, 06/01/2025(c)	355	339,996
Build NYC Resource Corp. (KIPP NYC Public Charter Schools) Series 2023 5.25%, 07/01/2052	2,000	2,055,957
5.25%, 07/01/2057	2,000	2,042,093
5.25%, 07/01/2062	2,500	2,534,230

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/2039	$1,560	$1,277,372
5.25%, 11/01/2034	2,240	2,024,111
City of New York NY Series 2018-E 5.00%, 03/01/2037(a)	7,500	8,130,602
5.00%, 03/01/2038(a)	10,000	10,788,440
Series 2020-A 5.00%, 08/01/2032	2,875	3,348,210
5.00%, 08/01/2033	1,500	1,742,895
Dutchess County Local Development Corp. (Bard College) Series 2020-A 5.00%, 07/01/2045(c)	11,500	11,534,957
5.00%, 07/01/2051(c)	13,000	12,838,259
Hempstead Town Local Development Corp. (Evergreen Charter School, Inc.) Series 2022-A 5.25%, 06/15/2052	10,000	9,582,492
5.50%, 06/15/2057	7,350	7,194,392
Metropolitan Transportation Authority Series 2013-D 5.00%, 11/15/2043	2,000	1,997,411
Series 2013-E 5.00%, 11/15/2032	4,425	4,442,103
Series 2015-B 5.00%, 11/15/2032	3,715	3,793,894
Series 2015-C 5.00%, 11/15/2027	1,110	1,148,773
5.25%, 11/15/2030	4,000	4,149,990
Series 2015-D 5.00%, 11/15/2031	1,350	1,390,872
5.00%, 11/15/2032	5,135	5,277,937
5.00%, 11/15/2034	5,430	5,561,657
Series 2016-A 5.00%, 11/15/2026	2,150	2,254,516
5.00%, 11/15/2032	3,440	3,554,591
Series 2016-C 4.00%, 11/15/2026	1,705	1,730,607
Series 2016-D 5.00%, 11/15/2027	5,695	5,964,228
5.00%, 11/15/2029	1,750	1,826,224
Series 2017-A 5.00%, 11/15/2026	1,525	1,599,133

72 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2017-B 5.00%, 11/15/2027	$1,185	$1,257,861
Series 2017-C 5.00%, 11/15/2025	1,450	1,500,176
5.00%, 11/15/2026	2,340	2,453,752
5.00%, 11/15/2028	12,930	13,869,026
5.00%, 11/15/2029	16,435	17,619,998
5.00%, 11/15/2033	2,020	2,154,828
5.00%, 11/15/2034	6,810	7,232,567
Series 2017-D 4.00%, 11/15/2042	1,000	951,490
Series 2018-B 5.00%, 11/15/2028	1,340	1,438,139
Series 2019-A 5.00%, 11/15/2048	3,075	3,110,398
Series 2019-C 5.00%, 11/15/2038	380	400,414
Series 2020-A 4.00%, 11/15/2051	1,625	1,489,486
5.00%, 11/15/2045	4,740	5,165,142
5.00%, 11/15/2047	2,630	2,725,501
5.00%, 11/15/2049	2,000	2,067,664
Series 2020-C 4.75%, 11/15/2045	37,975	38,702,092
5.00%, 11/15/2050	8,750	9,043,186
5.25%, 11/15/2055	2,000	2,100,591
Series 2020-D 4.00%, 11/15/2047	2,345	2,187,000
4.00%, 11/15/2048	7,150	6,633,986
4.00%, 11/15/2049	6,425	5,935,166
5.00%, 11/15/2043	5,000	5,236,392
Series 2020-E 4.00%, 11/15/2045	3,000	2,830,337
5.00%, 11/15/2029	1,800	1,941,971
5.00%, 11/15/2030	2,345	2,547,047
5.00%, 11/15/2032	1,250	1,378,503
5.00%, 11/15/2033	1,500	1,648,835
Series 2021-A 4.00%, 11/15/2042	2,000	1,902,980
4.00%, 11/15/2043	2,000	1,897,806
4.00%, 11/15/2044	2,500	2,365,385
4.00%, 11/15/2046	3,840	3,601,738
4.00%, 11/15/2047	10,000	9,326,226
4.00%, 11/15/2048	1,285	1,192,262
4.00%, 11/15/2050	8,000	7,366,692

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Monroe County Industrial Development Corp./NY (Academy of Health Sciences Charter School) Series 2022 5.875%, 07/01/2052(c)	$2,000	$1,940,147
6.00%, 07/01/2057(c)	1,615	1,564,761
Monroe County Industrial Development Corp./NY (St Ann’s of Greater Rochester Obligated Group) Series 2019 5.00%, 01/01/2050	6,520	4,721,170
Monroe County Industrial Development Corp./NY (True North Rochester Prep Charter School) Series 2020 5.00%, 06/01/2059(c)	1,080	1,062,144
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2021 5.00%, 01/01/2058(d)(e)(f)	525	236,061
9.00%, 01/01/2041(c)(d)(e)	270	224,100
New York City Housing Development Corp. Series 2020 2.55%, 08/01/2040	3,645	2,843,318
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2022-F 3.75%, 02/01/2033	13,000	12,163,947
3.85%, 02/01/2034	3,955	3,689,698
New York Counties Tobacco Trust V Series 2005 Zero Coupon, 06/01/2050	30,000	4,194,810
New York Liberty Development Corp. (3 World Trade Center LLC) Series 2014 5.00%, 11/15/2044(c)	12,810	12,399,537
5.375%, 11/15/2040(c)	3,395	3,396,155
7.25%, 11/15/2044(c)	4,820	4,877,459
New York Liberty Development Corp. (Goldman Sachs Headquarters LLC) Series 2005 5.25%, 10/01/2035	5,765	6,617,453

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York Liberty Development Corp. (One Bryant Park LLC) Series 2019 2.80%, 09/15/2069	$2,620	$2,367,432
New York State Dormitory Authority (Garnet Health Medical Center Obligated Group) Series 2017 5.00%, 12/01/2030(c)	1,200	1,221,889
5.00%, 12/01/2031(c)	1,000	1,014,227
5.00%, 12/01/2034(c)	2,000	1,989,963
New York State Dormitory Authority (Montefiore Obligated Group) Series 2018 5.00%, 08/01/2035	2,085	2,030,119
AGM Series 2020 3.00%, 09/01/2050	14,890	10,838,431
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2021 2.202%, 03/15/2034(a)	13,000	10,448,114
2.252%, 03/15/2032	13,000	10,889,216
New York State Dormitory Authority (Wagner College) Series 2022 5.00%, 07/01/2057	14,965	14,650,909
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2016-A 5.00%, 01/01/2041	3,800	3,934,517
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2027	17,365	18,025,677
5.00%, 01/01/2028	15,300	16,019,684
5.00%, 01/01/2029	18,660	19,548,003
Series 2020 4.00%, 10/01/2030	19,325	19,019,924
4.375%, 10/01/2045	43,850	41,653,352
New York Transportation Development Corp. (Empire State Thruway Partners LLC) Series 2021 4.00%, 04/30/2053	2,670	2,257,239

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2022 5.00%, 12/01/2038	$10,000	$10,566,041
5.00%, 12/01/2039	2,500	2,628,050
5.00%, 12/01/2041	1,500	1,560,416
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2041	15,840	15,871,235
5.00%, 07/01/2046	17,215	17,080,902
5.25%, 01/01/2050	13,885	13,900,328
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018-A 4.75%, 11/01/2042(c)	6,045	5,170,931
Orange County Funding Corp. (The Hamlet at Wallkill) Series 2013 6.50%, 01/01/2046	1,020	806,034
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/2033	5,000	5,030,290
Series 2021 3.175%, 07/15/2060	10,000	7,273,877
Triborough Bridge & Tunnel Authority 5.25%, 05/15/2057(a)	10,000	11,091,650
Series 2020-A 5.00%, 11/15/2054	3,000	3,193,399
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021-A 2.591%, 05/15/2036(a)	4,000	3,170,078
2.917%, 05/15/2040(a)	10,000	7,630,524
Series 2022-C 5.00%, 05/15/2047(a)	10,000	10,955,142
5.25%, 05/15/2052(a)	10,000	11,142,992
TSASC, Inc./NY Series 2017-A 5.00%, 06/01/2041	1,560	1,591,055
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 09/15/2037	860	685,674

76 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.25%, 09/15/2042	$365	$283,318
5.25%, 09/15/2047	625	463,618
5.25%, 09/15/2053	1,340	956,489
Westchester County Local Development Corp. (Purchase Senior Learning Community Obligated Group) Series 2021 3.125%, 07/01/2025(c)	6,790	6,648,881
Western Regional Off-Track Betting Corp. Series 2021 3.00%, 12/01/2026(c)	950	873,149

		699,033,280

North Carolina – 0.3%
Fayetteville State University Series 2023 5.00%, 04/01/2027(c)	415	435,312
5.00%, 04/01/2028(c)	455	483,172
5.00%, 04/01/2029(c)	500	537,784
5.00%, 04/01/2030(c)	545	590,844
5.00%, 04/01/2031(c)	600	654,564
5.00%, 04/01/2034(c)	770	849,444
5.00%, 04/01/2036(c)	900	972,708
5.00%, 04/01/2037(c)	970	1,034,687
5.00%, 04/01/2040(c)	1,205	1,259,587
5.00%, 04/01/2042(c)	1,380	1,433,334
Greater Asheville Regional Airport Authority AGM Series 2022-A 5.50%, 07/01/2047	2,880	3,145,201
5.50%, 07/01/2052	5,000	5,423,765
North Carolina Medical Care Commission (Aldersgate United Methodist Retirement Community, Inc.) Series 2015 4.875%, 07/01/2040	5,000	4,363,123
5.00%, 07/01/2045	1,000	853,170
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/2030	2,250	2,252,637
North Carolina Medical Care Commission (Sharon Towers) Series 2019-A 5.00%, 07/01/2044	1,000	873,366

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

North Carolina Turnpike Authority Series 2018 5.00%, 01/01/2040	$5,000	$5,227,705

		30,390,403

North Dakota – 0.3%
City of Grand Forks ND (Altru Health System Obligated Group) Series 2021 4.00%, 12/01/2035	4,000	3,789,404
4.00%, 12/01/2036	3,625	3,375,867
4.00%, 12/01/2037	1,190	1,092,863
4.00%, 12/01/2040	1,875	1,665,404
4.00%, 12/01/2041	1,865	1,639,318
5.00%, 12/01/2034	2,045	2,144,154
AGM Series 2021 3.00%, 12/01/2051	4,000	2,962,718
County of Grand Forks ND (Red River Biorefinery LLC) Series 2021 6.625%, 12/15/2031(c)(d)(e)	5,195	2,857,250
7.00%, 12/15/2043(c)(d)(e)	5,390	2,964,500
County of Ward ND (Trinity Health Obligated Group) Series 2017-C 5.00%, 06/01/2048	5,000	4,106,007
5.00%, 06/01/2053	5,230	4,152,764

		30,750,249

Ohio – 3.6%
Akron Bath Copley Joint Township Hospital District (Summa Health System Obligated Group) Series 2020 3.00%, 11/15/2040	4,500	3,423,728
4.00%, 11/15/2036	1,000	943,446
4.00%, 11/15/2037	800	746,282
4.00%, 11/15/2038	750	690,865
American Municipal Power, Inc. (American Municipal Power Combined Hydroelectric Revenue) Series 2016-A 5.00%, 02/15/2041	6,000	6,149,386
5.00%, 02/15/2046	4,000	4,080,557

78 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Buckeye Tobacco Settlement Financing Authority Series 2020-A 4.00%, 06/01/2048	$10,000	$8,840,226
Series 2020-B 5.00%, 06/01/2055	175,755	163,818,248
City of Chillicothe OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/2037	3,765	3,902,898
5.00%, 12/01/2047	3,735	3,804,559
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042	6,490	6,544,777
5.00%, 02/15/2052	5,680	5,622,273
5.25%, 02/15/2047	12,860	13,019,864
County of Franklin OH (First Community Village Obligated Group) Series 2019 5.00%, 07/01/2049	3,855	3,136,044
County of Hamilton OH (UC Health Obligated Group) Series 2020 5.00%, 09/15/2050	18,425	18,697,222
County of Hardin OH (Ohio Northern University) Series 2020 5.25%, 05/01/2040	500	443,792
5.50%, 05/01/2050	1,000	867,830
County of Marion OH (United Church Homes, Inc. Obligated Group) Series 2019 5.125%, 12/01/2049	2,210	1,869,502
County of Montgomery OH (Trousdale Foundation Obligated Group) Series 2018 6.00%, 04/01/2038(c)(d)(e)	2,000	700,000
Series 2018-A 6.25%, 04/01/2049(c)(d)(e)	10,105	3,536,750
County of Ross OH (Adena Health System Obligated Group) Series 2019 5.00%, 12/01/2049	6,000	6,112,649

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Washington OH (Marietta Area Health Care, Inc. Obligated Group) Series 2022 6.625%, 12/01/2042	$10,000	$10,157,385
6.75%, 12/01/2052	31,710	31,802,917
Ohio Air Quality Development Authority (American Electric Power Co., Inc.) Series 2019 2.40%, 12/01/2038	1,030	906,667
Ohio Air Quality Development Authority (Ohio Valley Electric Corp.) Series 2019 3.25%, 09/01/2029	1,780	1,660,853
Ohio Higher Educational Facility Commission (John Carroll University) Series 2022 4.00%, 10/01/2052	6,000	4,954,745
Ohio Higher Educational Facility Commission (Kenyon College) Series 2020 5.00%, 07/01/2038	2,520	2,740,364
5.00%, 07/01/2039	2,635	2,848,649
5.00%, 07/01/2042	4,535	4,840,527
Port of Greater Cincinnati Development Authority Series 2021 4.375%, 06/15/2056	3,480	3,336,311
Toledo-Lucas County Port Authority (ParkUToledo, Inc.) Series 2021 4.00%, 01/01/2041	3,000	2,519,449
4.00%, 01/01/2043	2,000	1,646,295
4.00%, 01/01/2046	2,000	1,598,447
4.00%, 01/01/2051	8,500	6,481,324
4.00%, 01/01/2057	6,500	4,828,406

		337,273,237

Oklahoma – 0.9%
Oklahoma Development Finance Authority (Oklahoma City University Obligated Group) Series 2019 5.00%, 08/01/2044	7,650	7,571,431
5.00%, 08/01/2049	12,780	12,389,074

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018-B 5.25%, 08/15/2043	$11,545	$10,977,624
5.25%, 08/15/2048	7,500	6,939,724
5.50%, 08/15/2052	5,615	5,275,669
5.50%, 08/15/2057	21,080	19,437,035
Series 2022-A 5.50%, 08/15/2037	10,000	9,623,557
5.50%, 08/15/2041	11,995	11,673,317

		83,887,431

Oregon – 0.2%
Clackamas County Hospital Facility Authority (Rose Villa, Inc. Obligated Group) Series 2020-A 5.125%, 11/15/2040	750	689,305
5.375%, 11/15/2055	2,940	2,598,655
Medford Hospital Facilities Authority (Asante Health System Obligated Group) Series 2020-A 5.00%, 08/15/2045(a)	4,500	4,738,699
5.00%, 08/15/2050(a)	5,500	5,754,231
Multnomah County School District No. 40 Series 2023-A Zero Coupon, 06/15/2043	6,430	2,469,540
Oregon State Facilities Authority (Samaritan Health Services, Inc. Obligated Group) Series 2020 5.00%, 10/01/2040	1,750	1,801,245
Yamhill County Hospital Authority (Friendsview Manor Obligated Group) Series 2021-B 1.75%, 11/15/2026	950	884,925

		18,936,600

Pennsylvania – 5.9%
Allegheny County Hospital Development Authority (Allegheny Health Network Obligated Group) Series 2018-A 5.00%, 04/01/2034	10,135	10,823,013
5.00%, 04/01/2035	12,500	13,283,529
5.00%, 04/01/2036	10,900	11,508,817

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 05/01/2042(c)	$2,270	$2,216,148
Series 2018 5.00%, 05/01/2033(c)	1,750	1,780,074
5.375%, 05/01/2042(c)	2,500	2,501,620
Series 2022 5.25%, 05/01/2042(c)	11,425	11,236,265
Berks County Industrial Development Authority (Highlands at Wyomissing (The)) Series 2018 5.00%, 05/15/2048	1,000	897,433
Berks County Industrial Development Authority (Tower Health Obligated Group) Series 2017 5.00%, 11/01/2047	8,925	5,204,374
5.00%, 11/01/2050	9,270	5,255,711
Berks County Municipal Authority (The) (Tower Health Obligated Group) Series 2012-A 4.50%, 11/01/2041	4,050	2,417,839
Series 2020-B 5.00%, 02/01/2040	7,000	4,759,282
Bucks County Industrial Development Authority (Grand View Hospital/Sellersville PA Obligated Group) Series 2021 4.00%, 07/01/2051	7,550	5,588,342
5.00%, 07/01/2031	1,150	1,139,483
5.00%, 07/01/2054	6,500	5,579,332
Chambersburg Area Municipal Authority (Wilson College) Series 2018 5.75%, 10/01/2043	1,350	1,277,121
6.00%, 10/01/2048	9,000	8,626,487
Chester County Industrial Development Authority (Collegium Charter School) Series 2022 6.00%, 10/15/2052(c)	1,075	1,053,143

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Chester County Industrial Development Authority (Woodlands at Greystone Neighborhood Improvement District) Series 2018 5.125%, 03/01/2048(c)	$888	$826,550
City of Philadelphia PA Series 2017 5.00%, 08/01/2029	6,000	6,531,046
5.00%, 08/01/2031	6,110	6,649,985
Series 2017-A 5.00%, 08/01/2033	3,000	3,266,319
5.00%, 08/01/2034	10,000	10,837,909
Series 2019-B 5.00%, 02/01/2036	3,300	3,622,184
5.00%, 02/01/2037	2,900	3,164,065
City of Philadelphia PA Water & Wastewater Revenue 2.189%, 07/01/2032(a)	3,725	3,090,077
2.289%, 07/01/2033(a)	3,060	2,504,690
Series 2017-A 5.00%, 10/01/2035	3,805	4,110,948
5.00%, 10/01/2036	1,300	1,395,645
Series 2021-B 2.926%, 07/01/2045	5,000	3,763,440
Commonwealth of Pennsylvania (Commonwealth of Pennsylvania COP) Series 2018-A 5.00%, 07/01/2038	1,120	1,196,668
County of Lehigh PA (Lehigh Valley Health Network Obligated Group) Series 2016-A 4.00%, 07/01/2035	10,000	10,061,247
Series 2019 5.00%, 07/01/2044	6,885	7,064,755
Crawford County Hospital Authority (Meadville Medical Center Obligated Group) Series 2016-A 6.00%, 06/01/2046	1,175	1,200,477
6.00%, 06/01/2051	2,200	2,233,578
Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) Series 2019 5.00%, 01/01/2045	1,815	1,551,369

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Geisinger Authority (Geisinger Health System Obligated Group) Series 2017 4.00%, 02/15/2047	$20,385	$19,205,740
Series 2020 4.00%, 04/01/2050	9,060	8,417,763
Geisinger Pennsylvania Authority Health System 5.00%, 04/01/2050(a)	10,000	10,273,255
Lancaster County Hospital Authority/PA (St Anne’s Retirement Community Obligated Group) Series 2020 5.00%, 03/01/2050	500	395,775
Series 2022 5.00%, 03/01/2029	2,170	2,076,706
Lancaster County Hospital Authority/PA (St. Anne’s Retirement Community Obligated Group) Series 2020 5.00%, 03/01/2040	2,000	1,704,673
Montgomery County Higher Education and Health Authority (HumanGood Pennsylvania Obligated Group) Series 2017 5.00%, 12/01/2047	1,500	1,367,526
Montgomery County Higher Education and Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 09/01/2035	3,600	3,821,411
Series 2019 5.00%, 09/01/2051	2,300	2,357,110
Series 2022 4.00%, 05/01/2052	5,900	5,304,037
5.00%, 05/01/2057(a)	16,395	16,800,330
Montgomery County Industrial Development Authority/PA (ACTS Retirement-Life Communities, Inc. Obligated Group) Series 2020 4.00%, 11/15/2043	500	407,844
5.00%, 11/15/2045	1,560	1,465,649

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Montgomery County Industrial Development Authority/PA (Whitemarsh Continuing Care Retirement Community) Series 2015 5.25%, 01/01/2040	$4,740	$4,298,724
Moon Industrial Development Authority (Baptist Homes Society Obligated Group) Series 2015 6.125%, 07/01/2050	2,500	2,046,743
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.75%, 07/01/2035	5,135	4,522,550
6.00%, 07/01/2045	2,600	2,161,916
Northeastern Pennsylvania Hospital and Education Authority (Wilkes University) Series 2016-A 5.00%, 03/01/2037	2,675	2,722,754
Series 2016-B 5.25%, 03/01/2031	1,140	1,189,558
5.25%, 03/01/2037	1,170	1,203,312
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Department of Transportation) Series 2022 5.75%, 06/30/2048	11,000	11,990,225
6.00%, 06/30/2061	16,100	17,974,607
AGM Series 2022 5.00%, 12/31/2057(a)	18,000	18,791,989
5.75%, 12/31/2062(a)	12,500	13,811,322
Pennsylvania Economic Development Financing Authority (Covanta Holding Corp.) Series 2019 3.25%, 08/01/2039(c)	2,330	1,666,757
Pennsylvania Economic Development Financing Authority (Iron Cumberland LLC) Series 2022 7.00%, 12/01/2029	31,570	30,695,473

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/2034	$2,830	$2,897,301
Pennsylvania Economic Development Financing Authority (Pennsylvania Economic Development Finance Authority Sewage) Series 2020 4.00%, 01/01/2027	1,530	1,535,217
4.00%, 01/01/2029	450	452,343
4.00%, 01/01/2030	400	402,210
4.00%, 01/01/2032	800	801,509
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2020-A 4.00%, 04/15/2036(a)	2,755	2,774,865
4.00%, 04/15/2037(a)	3,400	3,408,890
4.00%, 04/15/2038(a)	5,000	4,986,898
4.00%, 04/15/2039(a)	5,000	4,964,725
Series 2020-A1 4.00%, 04/15/2040(a)	8,375	8,213,069
Pennsylvania Higher Educational Facilities Authority (Drexel University) Series 2016 5.00%, 05/01/2032	1,000	1,050,836
Pennsylvania Turnpike Commission 5.00%, 12/01/2046(a)	26,610	28,873,965
Series 2016 5.00%, 06/01/2037	4,000	4,175,118
Series 2017-B 5.00%, 06/01/2035	7,850	8,408,411
5.00%, 06/01/2036	5,000	5,275,543
Series 2018-A 5.00%, 12/01/2043	10,000	10,598,179
Series 2019-A 5.00%, 12/01/2038	5,435	5,836,507
5.00%, 12/01/2044	3,745	3,924,573
Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 05/01/2035	1,000	1,082,698

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Philadelphia Authority for Industrial Development (MaST Community Charter School II) Series 2020 5.00%, 08/01/2040	$600	$605,402
5.00%, 08/01/2050	1,425	1,394,894
Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2050	5,000	5,010,316
5.00%, 08/01/2054	3,560	3,526,129
Philadelphia Authority for Industrial Development (Philadelphia Electrical & Technology Charter High School) Series 2021 4.00%, 06/01/2056	2,550	1,860,289
Philadelphia Authority for Industrial Development (Philadelphia Performing Arts Charter School) Series 2020 5.00%, 06/15/2040(c)	3,285	3,295,111
5.00%, 06/15/2050(c)	6,285	6,014,981
Philadelphia Gas Works Co. Series 2017 5.00%, 08/01/2042	5,000	5,184,975
School District of Philadelphia (The) Series 2015-A 5.00%, 09/01/2034	1,615	1,668,978
5.00%, 09/01/2035	1,000	1,032,064
Series 2016-F 5.00%, 09/01/2033	3,000	3,140,100
5.00%, 09/01/2036	1,000	1,034,918
Series 2018-A 5.00%, 09/01/2034	1,000	1,086,093
5.00%, 09/01/2036	1,000	1,080,993
5.00%, 09/01/2037	1,000	1,075,566
5.00%, 09/01/2038	1,000	1,069,141
Series 2018-B 5.00%, 09/01/2043	3,000	3,175,098
Series 2019-A 4.00%, 09/01/2037	2,230	2,224,337
4.00%, 09/01/2038	1,700	1,683,232
5.00%, 09/01/2044(a)	17,900	19,046,885

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Scranton-Lackawanna Health and Welfare Authority (Scranton Parking System Concession Project) Series 2016-A 5.00%, 01/01/2051(c)	$6,765	$4,174,004
5.00%, 01/01/2057(c)	5,345	3,180,648
Series 2016-B 6.08%, 01/01/2026(c)	480	456,580
Series 2016-C Zero Coupon, 01/01/2036(c)	2,945	955,496
Series 2016-D Zero Coupon, 01/01/2057(i)	58,055	3,483,300
State Public School Building Authority AGM Series 2016 5.00%, 12/01/2029	1,365	1,458,496
5.00%, 12/01/2029 (Pre-refunded/ETM)	220	237,634
5.00%, 12/01/2030	7,160	7,620,344
Union County Hospital Authority (Evangelical Community Hospital Obligated Group) Series 2018 5.00%, 08/01/2038	2,685	2,787,462
5.00%, 08/01/2043	5,750	5,876,953

		548,995,990

Puerto Rico – 4.5%
Children’s Trust Fund Series 2005-A Zero Coupon, 05/15/2050	8,370	1,484,916
Series 2008-A Zero Coupon, 05/15/2057	261,400	17,869,957
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	707	669,485
Zero Coupon, 07/01/2033	6,410	3,740,223
4.00%, 07/01/2033	16,540	15,134,904
4.00%, 07/01/2035	4,200	3,756,428
4.00%, 07/01/2037	1,631	1,424,084
4.00%, 07/01/2041	2,217	1,860,344
4.00%, 07/01/2046	2,306	1,868,513
5.25%, 07/01/2023	1,180	1,181,795
5.375%, 07/01/2025	7,870	8,017,974
5.625%, 07/01/2027	8,953	9,330,508
5.625%, 07/01/2029	2,542	2,687,274
5.75%, 07/01/2031	3,784	4,050,377

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2022-A 0.00%, 11/01/2051	$60,101	$23,331,282
Series 2022-C 0.00%, 11/01/2043	86,778	40,785,498
GDB Debt Recovery Authority of Puerto Rico Series 2018 7.50%, 08/20/2040	6,744	5,597,244
HTA HRRB Custodial Trust Series 2022 5.25%, 07/01/2036	1,800	1,809,049
5.50%, 07/01/2031	1,235	1,269,209
HTA TRRB Custodial Trust Series 2022 5.25%, 07/01/2036	825	829,148
5.25%, 07/01/2041	8,600	8,653,565
PR Custodial Trust Series 2022 5.50%, 07/01/2029	409	404,660
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2008-A 6.125%, 07/01/2024	3,590	3,631,283
Series 2020-A 5.00%, 07/01/2030(c)	5,500	5,565,661
5.00%, 07/01/2035(c)	9,455	9,428,777
Puerto Rico Electric Power Authority Series 2007-T 5.00%, 07/01/2032(d)(e)	7,315	5,138,788
5.00%, 07/01/2037(d)(e)	14,970	10,516,425
Series 2008-W 5.25%, 07/01/2033(d)(e)	1,000	702,500
5.50%, 07/01/2038(d)(e)	10,490	7,369,225
Series 2010-A 5.25%, 07/01/2029(d)(e)	2,950	2,072,375
5.25%, 07/01/2030(d)(e)	1,040	730,600
Series 2010-C 5.00%, 07/01/2024(d)(e)	1,735	1,216,669
Series 2010-DDD 5.00%, 07/01/2021(d)(j)	1,050	729,750
5.00%, 07/01/2022(d)(j)	950	660,250
Series 2010-X 5.25%, 07/01/2040(d)(e)	12,605	8,855,012
5.75%, 07/01/2036(d)(e)	7,375	5,254,688

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2010-ZZ 5.25%, 07/01/2024(d)(e)	$2,565	$1,801,913
5.25%, 07/01/2025(d)(e)	620	435,550
Series 2012-A 5.00%, 07/01/2029(d)(e)	2,510	1,763,275
5.00%, 07/01/2042(d)(e)	1,740	1,222,350
AGM Series 2007-U 5.00%, 07/01/2023	1,050	1,056,582
AGM Series 2007-V 5.25%, 07/01/2031	25,380	25,680,382
NATL Series 2007-V 5.25%, 07/01/2029	5,965	5,999,165
5.25%, 07/01/2033	9,250	9,274,603
Puerto Rico Highway & Transportation Authority Series 2022-A 5.00%, 07/01/2062	17,623	16,976,038
Series 2022-B Zero Coupon, 07/01/2032	5,129	3,218,277
Series 2022-C 0.00%, 07/01/2053(f)	425	253,171
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	21,370	21,680,380
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	195	185,230
Zero Coupon, 07/01/2027	537	444,591
Zero Coupon, 07/01/2029	523	393,955
Zero Coupon, 07/01/2046	123,224	33,516,792
Zero Coupon, 07/01/2051	58,864	11,957,680
Series 2019-A 4.329%, 07/01/2040	15,975	14,853,670
4.55%, 07/01/2040	1,198	1,144,359
5.00%, 07/01/2058	54,251	52,249,295

		421,735,698

Rhode Island – 0.0%
Rhode Island Health and Educational Building Corp. (City of Woonsocket RI Lease) AGM Series 2017-A 5.00%, 05/15/2028	1,000	1,082,451

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 05/15/2029	$1,000	$1,080,782

		2,163,233

South Carolina – 2.1%
Columbia Housing Authority/SC Series 2022 4.80%, 11/01/2024	5,010	4,884,652
5.26%, 11/01/2032	800	774,456
5.41%, 11/01/2039	12,570	12,002,512
6.28%, 11/01/2039	545	521,830
South Carolina Jobs-Economic Development Authority (Bon Secours Mercy Health, Inc.) Series 2020 5.00%, 12/01/2046	9,595	10,122,565
South Carolina Jobs-Economic Development Authority (FAH Pelham LLC) Series 2023 10.00%, 08/01/2039(c)	580	574,847
Series 2023-A 6.50%, 02/01/2056(c)	18,185	17,832,427
Series 2023-B 7.50%, 08/01/2047(c)	7,000	6,793,817
South Carolina Jobs-Economic Development Authority (International Paper Co.) Series 2023 4.00%, 04/01/2033	6,000	6,008,014
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.00%, 06/01/2031(c)	2,470	2,149,319
6.25%, 06/01/2040(c)	6,100	4,791,783
6.50%, 06/01/2051(c)	9,070	6,791,398
South Carolina Jobs-Economic Development Authority (Lutheran Homes of South Carolina Obligated Group) Series 2013 5.00%, 05/01/2043	1,000	810,416
5.125%, 05/01/2048	1,000	795,939
South Carolina Jobs-Economic Development Authority (PSG Patriot’s Place Apartments LLC) Series 2022 0.00%, 06/01/2052(f)	15,630	10,829,210

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

South Carolina Public Service Authority Series 2016-A 5.00%, 12/01/2034	$3,815	$3,956,082
5.00%, 12/01/2036	1,000	1,027,524
Series 2016-B 5.00%, 12/01/2037	3,430	3,527,840
5.00%, 12/01/2041	10,500	10,689,557
5.00%, 12/01/2046	17,500	17,683,720
5.00%, 12/01/2056	7,350	7,385,440
Series 2022 4.00%, 12/01/2038	550	541,622
4.00%, 12/01/2046	3,031	2,788,138
4.00%, 12/01/2049	11,781	10,662,811
4.00%, 12/01/2050	5,155	4,642,618
5.00%, 12/01/2036	447	484,652
5.00%, 12/01/2038	1,742	1,871,662
Series 2022-A 4.00%, 12/01/2047	25,000	22,855,768
4.00%, 12/01/2052	20,000	17,856,910

		191,657,529

South Dakota – 0.3%
County of Lincoln SD (Augustana College Association (The)) Series 2021 4.00%, 08/01/2051	1,410	1,142,427
4.00%, 08/01/2056	2,415	1,891,988
4.00%, 08/01/2061	2,960	2,253,702
South Dakota Health & Educational Facilities Authority (Regional Health System Obligated Group/SD) Series 2017 5.00%, 09/01/2033	3,260	3,477,255
South Dakota Health & Educational Facilities Authority (South Dakota Health & Educational Facilities Authority) Series 2017 5.00%, 09/01/2040	15,035	15,560,093

		24,325,465

Tennessee – 1.8%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-A 5.00%, 12/01/2035(c)	9,080	8,533,567

92 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.125%, 12/01/2042(c)	$29,990	$27,246,446
Series 2016-B Zero Coupon, 12/01/2031(c)	2,000	1,235,803
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019-A 4.00%, 08/01/2038	1,000	978,330
5.00%, 08/01/2044	6,140	6,339,259
Knox County Industrial Development Board (Tompaul Knoxville LLC) Series 2022 8.75%, 11/01/2032(c)	2,000	2,004,287
9.25%, 11/01/2042(c)	5,250	5,260,827
9.50%, 11/01/2052(c)	14,835	14,864,649
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049(c)(d)(e)	5,040	1,764,000
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center Obligated Group) Series 2016 5.00%, 07/01/2040	2,435	2,495,645
Series 2017-A 5.00%, 07/01/2048	2,335	2,363,966
Metropolitan Government Nashville & Davidson County Industrial Development Board (South Nashville Central Business Improvement District) Series 2021 Zero Coupon, 06/01/2043(c)	7,250	2,410,321
Metropolitan Nashville Airport Authority (The) Series 2022-B 5.25%, 07/01/2047	12,500	13,347,754
5.50%, 07/01/2052	9,000	9,748,636
Tennergy Corp/TN (Goldman Sachs Group, Inc. (The)) Series 2022-A 5.50%, 10/01/2053	23,000	24,362,479

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2021 5.00%, 05/01/2052	$7,925	$8,387,529
Series 2023-A 5.00%, 05/01/2053	20,000	20,804,340
Wilson County Health & Educational Facilities Board Series 2021 4.00%, 12/01/2039	10,000	7,611,440
4.25%, 12/01/2024	6,000	5,686,071

		165,445,349

Texas – 5.9%
Abilene Convention Center Hotel Development Corp. (City of Abilene TX Abilene Convention Center Revenue) Series 2021-B 5.00%, 10/01/2050(c)	11,140	9,254,776
Arlington Higher Education Finance Corp. (BASIS Texas Charter Schools, Inc.) Series 2021 4.50%, 06/15/2056(c)	1,000	992,211
Series 2023 4.875%, 06/15/2056(c)	1,500	1,504,437
Arlington Higher Education Finance Corp. (Magellan School (The)) Series 2022 6.25%, 06/01/2052(c)	5,015	5,075,597
6.375%, 06/01/2062(c)	9,785	9,922,233
Arlington Higher Education Finance Corp. (Wayside Schools) Series 2021-A 4.00%, 08/15/2036	500	431,627
4.00%, 08/15/2046	695	527,483
Baytown Municipal Development District (Baytown Municipal Development District Baytown Convention Center Hotel Revenue) Series 2021 4.00%, 10/01/2045	8,545	7,129,582
4.00%, 10/01/2050	3,815	3,099,514
Board of Regents of the University of Texas System Series 2019-B 5.00%, 08/15/2049	11,000	12,868,252

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Brazoria County Industrial Development Corp. (Aleon Renewable Metals LLC) Series 2022 10.00%, 06/01/2042(c)	$10,000	$9,954,865
Central Texas Regional Mobility Authority Series 2020-A 5.00%, 01/01/2044	2,230	2,352,664
5.00%, 01/01/2049	3,940	4,129,583
Series 2021-B 5.00%, 01/01/2046	4,600	4,870,612
Central Texas Turnpike System Series 2015-C 5.00%, 08/15/2037	6,800	6,898,322
City of Austin TX Airport System Revenue Series 2019-B 5.00%, 11/15/2039	1,000	1,058,159
City of Dallas Housing Finance Corp. (DHFC The Briscoe Apartments LLC) Series 2022 Zero Coupon, 12/01/2062(c)	179,645	12,621,804
6.00%, 12/01/2062	20,940	21,521,774
City of Dallas Housing Finance Corp. (DHFC The Dylan Apartments LLC) Series 2022 6.00%, 12/01/2062(c)	10,025	9,787,582
6.25%, 12/01/2054(c)	4,070	3,736,166
City of Houston TX Series 2021-B 2.047%, 03/01/2033	2,495	2,000,911
2.147%, 03/01/2034	7,405	5,868,086
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2030	1,965	1,995,964
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	16,960	17,007,434
Series 2015-B 5.00%, 07/15/2030	1,960	1,968,086
5.00%, 07/15/2035	1,000	996,670
Series 2018 5.00%, 07/15/2028	22,875	23,190,638
Series 2020 5.00%, 07/01/2027	1,750	1,765,886
5.00%, 07/15/2027	2,500	2,523,110

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of San Antonio TX Electric & Gas Systems Revenue Series 2021-A 5.00%, 02/01/2046	$5,000	$5,355,101
Clifton Higher Education Finance Corp. (IDEA Public Schools) Series 2012 5.00%, 08/15/2042	530	530,374
Series 2013 6.00%, 08/15/2043	1,000	1,006,147
Conroe Local Government Corp. (Conroe Local Government Corp. Conroe Convention Center Hotel) Series 2021 4.00%, 10/01/2050	2,525	2,205,370
Dallas County Flood Control District No. 1 Series 2015 5.00%, 04/01/2028(c)	1,650	1,650,420
Dallas Fort Worth International Airport Series 2022-A 4.507%, 11/01/2051	2,000	1,924,504
Decatur Hospital Authority Series 2014-A 5.25%, 09/01/2044	3,150	3,055,815
Series 2021 4.00%, 09/01/2034	1,679	1,493,055
4.00%, 09/01/2044	3,876	3,089,552
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System Obligated Group) Series 2022 5.00%, 07/01/2052(a)	10,000	10,419,574
Hidalgo County Regional Mobility Authority Series 2022-A Zero Coupon, 12/01/2042	2,000	697,438
Zero Coupon, 12/01/2051	11,540	2,394,428
Zero Coupon, 12/01/2056	17,105	2,656,571
Series 2022-B Zero Coupon, 12/01/2042	1,395	450,468
Zero Coupon, 12/01/2043	2,000	593,831
Zero Coupon, 12/01/2044	5,640	1,537,217
Zero Coupon, 12/01/2055	2,895	370,590
Zero Coupon, 12/01/2056	5,000	598,963
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017-A 5.00%, 10/15/2044	8,505	8,541,673

96 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(c)	$25,410	$24,778,030
New Hope Cultural Education Facilities Finance Corp. Series 2023 8.50%, 09/01/2027(i)	25,000	24,923,922
New Hope Cultural Education Facilities Finance Corp. (Army Retirement Residence Obligated Group) Series 2022 5.75%, 07/15/2052	4,490	4,116,977
6.00%, 07/15/2057	10,300	9,689,087
New Hope Cultural Education Facilities Finance Corp. (BSPV - Plano LLC) Series 2019 7.25%, 12/01/2053(d)(e)	7,820	7,038,000
New Hope Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc. Obligated Group) Series 2021 2.00%, 11/15/2061(f)	204	87,724
7.50%, 11/15/2036	50	41,603
7.50%, 11/15/2037	10	7,862
New Hope Cultural Education Facilities Finance Corp. (Legacy at Midtown Park, Inc. Obligated Group) Series 2018-A 5.50%, 07/01/2054	4,500	3,490,762
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) Series 2020 5.00%, 01/01/2040	790	688,592
5.00%, 01/01/2055	3,010	2,396,679
Series 2022 4.00%, 01/01/2047	4,575	3,168,476
4.25%, 01/01/2057	1,380	909,057
5.00%, 01/01/2057	2,950	2,279,449

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. (Outlook at Windhaven Forefront Living Obligated Group) Series 2022 6.875%, 10/01/2057	$500	$450,911
Newark Higher Education Finance Corp. (Abilene Christian University) Series 2022 4.00%, 04/01/2057	10,000	8,808,550
North East Texas Regional Mobility Authority Series 2016 5.00%, 01/01/2046	4,940	4,965,709
North Texas Tollway Authority (North Texas Tollway System) Series 2014-B 5.00%, 01/01/2031	8,975	9,071,921
Series 2017-B 5.00%, 01/01/2033	1,400	1,506,010
5.00%, 01/01/2043	6,000	6,250,113
Series 2020 3.079%, 01/01/2042	4,990	3,877,453
Series 2021 3.011%, 01/01/2043	7,500	5,853,976
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 4.00%, 01/01/2050(c)	3,315	2,359,327
Series 2021 2.125%, 01/01/2028(c)	540	460,890
2.25%, 01/01/2029(c)	800	661,781
2.50%, 01/01/2030(c)	905	733,937
2.625%, 01/01/2031(c)	500	396,715
Red River Health Facilities Development Corp. Series 2014-A 7.75%, 11/15/2044 (Pre-refunded/ETM)	1,315	1,403,753
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012-B 8.00%, 07/01/2038(d)(e)(h)	2,180	545,000
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015-A 5.00%, 11/15/2045(d)(e)	3,540	1,416,000

98 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2015-B 5.00%, 11/15/2030(d)(e)	$4,000	$1,600,000
Series 2017 5.25%, 11/15/2047(d)(e)	1,115	446,000
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020-A 5.75%, 12/01/2054(d)(e)	6,485	4,215,286
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014-A1 5.00%, 10/01/2049	4,285	4,165,656
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008-D 6.25%, 12/15/2026	6,335	6,618,119
Texas Municipal Gas Acquisition & Supply Corp. III (Macquarie Group Ltd.) Series 2021 5.00%, 12/15/2029	4,710	4,932,666
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group LLC) Series 2016 5.00%, 12/31/2040	1,255	1,265,809
5.00%, 12/31/2045	4,250	4,262,529
5.00%, 12/31/2050	16,075	16,076,093
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2019 4.00%, 12/31/2037	4,000	3,824,192
4.00%, 12/31/2038	2,600	2,473,608
4.00%, 12/31/2039	2,500	2,351,521
5.00%, 12/31/2031	5,000	5,385,596
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) Series 2013 6.75%, 06/30/2043	3,600	3,629,246
Series 2019 5.00%, 06/30/2058	78,775	78,931,108

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas Transportation Commission State Highway 249 System Series 2019 5.00%, 08/01/2057	$44,590	$44,510,786
Uptown Development Authority Series 2017-A 5.00%, 09/01/2035	1,015	1,042,272

		551,733,872

Utah – 0.2%
City of Salt Lake City UT Airport Revenue Series 2018-A 5.00%, 07/01/2048(a)	7,245	7,434,321
Military Installation Development Authority Series 2021-A 4.00%, 06/01/2052	5,000	3,585,807
Utah Infrastructure Agy Teleco Series 2022 5.00%, 10/15/2032	1,000	1,047,290
5.00%, 10/15/2037	1,410	1,419,189

		13,486,607

Vermont – 0.1%
Vermont Economic Development Authority (Casella Waste Systems, Inc.) Series 2018 4.625%, 04/01/2036(c)	1,100	1,083,104
Series 2022 5.00%, 06/01/2052(c)	3,750	3,758,823

		4,841,927

Virginia – 2.0%
Align Affordable Housing Bond Fund LP (Park Landing LP) Series 2022-2 5.66%, 08/01/2052	13,420	12,844,949
Arlington County Industrial Development Authority (Virginia Hospital Center Arlington Health System/VA) Series 2020 4.00%, 07/01/2038	1,435	1,454,292
4.00%, 07/01/2040	2,125	2,134,125
5.00%, 07/01/2036	850	934,800

100 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Atlantic Park Community Development Authority (Atlantic Park Community Development Authority District ) Series 2023 6.25%, 08/01/2045(c)	$19,060	$18,115,049
Cherry Hill Community Development Authority (Potomac Shores Project) Series 2015 5.15%, 03/01/2035(c)	1,000	1,000,272
Henrico County Economic Development Authority (Westminster-Canterbury Corp. Obligated Group) Series 2022 5.00%, 10/01/2047	2,000	2,055,236
5.00%, 10/01/2052	4,500	4,592,305
Tobacco Settlement Financing Corp./VA Series 2007-B1 5.00%, 06/01/2047	7,490	7,021,569
Virginia College Building Authority (Marymount University) Series 2015 5.00%, 07/01/2045(c)	1,500	1,421,033
5.25%, 07/01/2035(c)	1,000	1,005,607
Series 2015-A 5.00%, 07/01/2035(c)	1,500	1,497,191
5.00%, 07/01/2045(c)	1,610	1,525,242
Virginia Small Business Financing Authority (95 Express Lanes LLC) Series 2022 4.00%, 01/01/2040	3,000	2,752,561
4.00%, 07/01/2040	500	457,952
4.00%, 01/01/2048	20,770	17,930,849
Virginia Small Business Financing Authority (Capital Beltway Express LLC) Series 2022 5.00%, 12/31/2047	7,975	8,032,759
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2022 4.00%, 01/01/2030	3,070	3,092,346
4.00%, 01/01/2031	2,650	2,669,960
4.00%, 01/01/2033	7,500	7,543,651
4.00%, 01/01/2034	3,500	3,509,770
4.00%, 01/01/2037	10,000	9,661,807

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Virginia Small Business Financing Authority (I-66 Express Mobility Partners LLC) Series 2017 5.00%, 12/31/2056	$10,500	$10,314,591
Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group) Series 2020 4.00%, 01/01/2051	18,500	15,784,420
Virginia Small Business Financing Authority (P3 VB Holdings LLC) Series 2023 8.50%, 12/01/2052(c)	13,290	12,643,912
Virginia Small Business Financing Authority (Total Fiber Recovery @ Chesapeake LLC) Series 2022 7.677% (SOFR + 5.50%), 06/01/2029(b)(c)	20,215	19,478,428
8.50%, 06/01/2042(c)	23,525	21,954,231

		191,428,907

Washington – 1.4%
Central Puget Sound Regional Transit Authority (Central Puget Sound Regional Transit Auth Sales Motor Vehicle & Rental Car Taxes) Series 2016-S 5.00%, 11/01/2046	11,000	12,819,029
Kalispel Tribe of Indians Series 2018-A 5.25%, 01/01/2038(c)	750	773,304
King County Public Hospital District No. 4 Series 2015-A 5.00%, 12/01/2030	2,235	2,273,591
Pend Oreille County Public Utility District No. 1 Box Canyon Series 2018 5.00%, 01/01/2048	9,000	9,165,254
Port of Seattle WA Series 2015-C 5.00%, 04/01/2033	5,035	5,106,455
Series 2019 5.00%, 04/01/2044	3,380	3,529,363

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2037	$2,000	$2,102,755
5.00%, 08/01/2039	4,970	5,191,623
5.00%, 08/01/2044	9,185	9,483,077
Washington Health Care Facilities Authority (Overlake Hospital Medical Center Obligated Group) Series 2017-A 5.00%, 07/01/2035	2,350	2,400,644
Series 2017-B 5.00%, 07/01/2034	1,855	1,899,896
Washington Health Care Facilities Authority (Seattle Cancer Care Alliance Obligated Group) Series 2020 4.00%, 09/01/2045	2,045	1,932,685
5.00%, 09/01/2039	1,655	1,768,887
5.00%, 09/01/2045	2,070	2,171,048
5.00%, 09/01/2050	2,000	2,082,710
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 08/15/2033	6,250	6,525,822
5.00%, 08/15/2035	5,750	5,912,466
5.00%, 08/15/2037	3,565	3,616,551
Washington State Convention Center Public Facilities District (Washington State Convention Center Public Facilities District Hotel Occupancy Tax) Series 2021 4.00%, 07/01/2031	13,090	12,639,783
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2013 5.00%, 01/01/2028(c)	1,030	986,129
5.25%, 01/01/2043(c)	2,870	2,454,857
Series 2015 6.00%, 01/01/2045(c)	2,920	2,659,909
Series 2016 4.00%, 01/01/2026(c)	2,280	2,135,584
5.00%, 01/01/2031(c)	5,305	4,732,648

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 01/01/2036(c)	$1,075	$889,143
5.00%, 01/01/2046(c)	1,140	854,486
Series 2019-A 5.00%, 01/01/2044(c)	1,330	1,010,698
5.00%, 01/01/2049(c)	3,305	2,434,783
5.00%, 01/01/2055(c)	11,670	8,306,294
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014 7.50%, 01/01/2049 (Pre-refunded/ETM)(c)	1,500	1,539,375
Series 2014-A 7.375%, 01/01/2044 (Pre-refunded/ETM)(c)	5,115	5,245,114
Washington State Housing Finance Commission (Spokane United Methodist Homes Obligated Group) Series 2020 5.00%, 01/01/2051(c)	2,000	1,427,231
5.00%, 01/01/2056(c)	3,000	2,087,255

		128,158,449

West Virginia – 0.1%
City of South Charleston WV (City of South Charleston WV South Charleston Park Place Excise Tax District) Series 2022 4.50%, 06/01/2050(c)	1,000	770,666
Monongalia County Commission Excise Tax District Series 2022-A 6.25%, 06/01/2024	5,605	5,619,062
Tobacco Settlement Finance Authority/WV Series 2020 4.875%, 06/01/2049	3,000	2,715,141
West Virginia Economic Development Authority (Arch Resources, Inc.) Series 2021 4.125%, 07/01/2045	4,035	3,971,308

		13,076,177

Wisconsin – 4.3%
St. Croix Chippewa Indians of Wisconsin Series 2021 5.00%, 09/30/2041(c)	8,850	6,682,254

104 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

UMA Education, Inc. Series 2019 5.00%, 10/01/2034(c)	$15,970	$15,469,864
5.00%, 10/01/2039(c)	5,035	4,708,058
Wisconsin Center District (Wisconsin Center District Ded Tax) Series 2022 5.25%, 12/15/2061(c)	6,995	7,046,780
Wisconsin Health & Educational Facilities Authority (Aspirus, Inc. Obligated Group) Series 2017 5.00%, 08/15/2052(a)	20,345	20,738,570
Wisconsin Health & Educational Facilities Authority (Marshfield Clinic Health System Obligated Group) AGM Series 2020 3.00%, 02/15/2038	1,035	920,372
4.00%, 02/15/2036	1,600	1,639,553
4.00%, 02/15/2037	1,050	1,067,691
5.00%, 02/15/2031	2,000	2,248,429
Wisconsin Health & Educational Facilities Authority (Oakwood Lutheran Senior Ministries Obligated Group) Series 2021 4.00%, 01/01/2057	9,815	6,614,855
Wisconsin Health & Educational Facilities Authority (Rogers Memorial Hospital, Inc. Obligated Group) Series 2019 5.00%, 07/01/2044	1,000	1,029,420
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) Series 2019 5.00%, 11/01/2039	950	804,523
5.00%, 11/01/2046	870	690,984
5.00%, 11/01/2054	3,295	2,501,552
Wisconsin Health & Educational Facilities Authority (Thedacare, Inc. Obligated Group) Series 2019 4.00%, 12/15/2035	1,795	1,832,636

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.00%, 12/15/2036	$1,865	$1,887,169
4.00%, 12/15/2037	1,830	1,836,637
4.00%, 12/15/2038	1,915	1,918,984
Wisconsin Housing & Economic Development Authority (Roers Sun Prairie Apartments Owner LLC) Series 2022 4.625%, 03/15/2040(c)	2,510	2,172,242
Series 2022-A 3.875%, 12/01/2039(c)	11,525	9,905,119
Wisconsin Public Finance Authority Series 2020 5.00%, 04/01/2030(c)	475	486,973
5.00%, 04/01/2030 (Pre-refunded/ETM)(c)	25	27,662
5.00%, 04/01/2040(c)	1,320	1,287,578
5.00%, 04/01/2040 (Pre-refunded/ETM)(c)	80	92,276
5.00%, 04/01/2050(c)	6,150	5,687,970
5.00%, 04/01/2050 (Pre-refunded/ETM)(c)	335	386,404
Series 2022 4.00%, 04/01/2032(c)	865	821,895
4.00%, 04/01/2032 (Pre-refunded/ETM)(c)	15	15,992
4.00%, 04/01/2052(c)	1,460	1,113,619
4.00%, 04/01/2052 (Pre-refunded/ETM)(c)	40	44,847
6.00%, 02/01/2062(c)	20,960	21,170,009
Wisconsin Public Finance Authority (21st Century Public Academy) Series 2020 5.00%, 06/01/2049(c)	1,340	1,104,957
Wisconsin Public Finance Authority (ACTS Retirement-Life Communities, Inc. Obligated Group) Series 2020 4.00%, 11/15/2037	600	524,947
5.00%, 11/15/2041	1,500	1,435,316
Wisconsin Public Finance Authority (Appalachian Regional Healthcare System Obligated Group) Series 2021 4.00%, 07/01/2046	1,100	918,574
4.00%, 07/01/2051	1,675	1,361,762

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Bancroft Neurohealth Obligated Group) Series 2016 5.125%, 06/01/2048(c)	$3,335	$2,935,391
Wisconsin Public Finance Authority (Blue Ridge Healthcare Obligated Group) Series 2020 4.00%, 01/01/2045	1,500	1,391,328
5.00%, 01/01/2038	550	575,856
5.00%, 01/01/2039	700	728,898
5.00%, 01/01/2040	500	517,429
Wisconsin Public Finance Authority (Carmelite System, Inc. Obligated Group (The)) Series 2020 5.00%, 01/01/2045	2,030	1,931,864
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041(c)	57,000	51,933,982
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-B 5.00%, 12/01/2025	1,000	1,014,937
Series 2016-C 4.30%, 11/01/2030	2,060	2,017,348
Series 2016-D 4.05%, 11/01/2030	720	693,800
Wisconsin Public Finance Authority (CFC-SA LLC) Series 2022 5.00%, 02/01/2052	11,500	11,452,217
5.00%, 02/01/2062	11,250	11,040,421
5.75%, 02/01/2052(c)	15,500	15,397,116
Wisconsin Public Finance Authority (FAH Tree House LLC) Series 2023 6.50%, 08/01/2053(c)	18,000	17,950,369
6.625%, 02/01/2046(c)	12,500	11,607,656
Wisconsin Public Finance Authority (Gannon University) Series 2017 5.00%, 05/01/2042	1,500	1,474,418
5.00%, 05/01/2047	2,750	2,637,211
Wisconsin Public Finance Authority (KDC Agribusiness LLC) Series 2022 15.00%, 05/15/2023(i)(k)(l)	21,900	9,855,000

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Lehigh Valley Health Network, Inc.) Series 2023 6.625%, 12/01/2032(c)	$1,040	$1,023,066
7.25%, 12/01/2042(c)	7,775	7,676,041
7.50%, 12/01/2052(c)	5,400	5,386,748
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017-A 5.25%, 05/15/2037(c)	1,000	951,335
5.25%, 05/15/2042(c)	1,000	916,601
5.25%, 05/15/2047(c)	1,225	1,086,100
Wisconsin Public Finance Authority (McLemore Resort Manager LLC) Series 2021 4.50%, 06/01/2056(c)	12,235	9,146,835
Wisconsin Public Finance Authority (Moses H Cone Memorial Hospital Obligated Group) Series 2022-A 5.00%, 10/01/2052(a)	10,000	10,476,115
Wisconsin Public Finance Authority (National Senior Communities, Inc. Obligated Group) Series 2022 4.00%, 01/01/2047	1,400	1,214,985
4.00%, 01/01/2052	2,350	1,957,431
Wisconsin Public Finance Authority (Pine Lake Preparatory, Inc.) Series 2015 5.25%, 03/01/2035(c)	1,550	1,574,018
Wisconsin Public Finance Authority (Queens University of Charlotte) Series 2022 5.25%, 03/01/2042	12,000	12,192,612
5.25%, 03/01/2047	5,100	5,144,763
Wisconsin Public Finance Authority (Renown Regional Medical Center) Series 2020 4.00%, 06/01/2045	8,840	7,896,679
Wisconsin Public Finance Authority (Rose Villa, Inc.Obligated Group) Series 2014-A 5.75%, 11/15/2044 (Pre-refunded/ETM)(c)	1,000	1,033,798

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021 4.00%, 06/01/2056(c)	$29,090	$19,277,160
Series 2022 4.00%, 06/01/2049(c)	3,900	2,723,969
Wisconsin Public Finance Authority (Seabury Retirement Community) Series 2015-A 5.00%, 09/01/2030(c)	545	528,380
Wisconsin Public Finance Authority (Sky Harbour Capital LLC Obligated Group) Series 2021 4.25%, 07/01/2054	3,500	2,562,963
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2021 4.00%, 02/01/2046	6,500	5,841,219
4.00%, 02/01/2051	10,000	8,740,587
Wisconsin Public Finance Authority (Triad Educational Services, Inc.) Series 2022 5.00%, 06/15/2042	1,140	1,131,383
5.25%, 06/15/2052	1,610	1,591,669
5.375%, 06/15/2057	1,545	1,529,294
5.50%, 06/15/2050	650	651,781
5.50%, 06/15/2062	3,025	3,000,537
Wisconsin Public Finance Authority (Triad Math & Science Academy Co.) Series 2021 4.00%, 06/15/2051	3,915	3,054,536
Wisconsin Public Finance Authority (Uwharrie Charter Academy) Series 2022 5.00%, 06/15/2052(c)	3,315	2,897,968
5.00%, 06/15/2057(c)	4,105	3,532,662
5.00%, 06/15/2062(c)	1,295	1,098,747
Wisconsin Public Finance Authority (Washoe Barton Medical Clinic) Series 2021 4.00%, 12/01/2041	1,655	1,341,828
4.00%, 12/01/2051	3,300	2,566,166

		403,099,690

Total Long-Term Municipal Bonds (cost $9,931,727,001)		9,300,425,911

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 1.0%
Colorado – 0.0%
Colorado Educational & Cultural Facilities Authority (Jewish Federation of South Palm Beach County, Inc.) Series 2008 3.80%, 02/01/2038(m)	$1,065	$1,065,000

District of Columbia – 0.0%
District of Columbia (MedStar Health Obligated Group) Series 2012-A 3.99%, 08/15/2038(m)	1,915	1,915,000

Florida – 0.0%
Orange County Health Facilities Authority (Nemours Foundation/Florida) Series 2017-C 3.60%, 01/01/2037(m)	1,185	1,185,000

Iowa – 0.2%
Iowa Finance Authority (Iowa Health System Obligated Group) Series 2018 3.63%, 07/01/2041(m)	1,075	1,075,000
3.80%, 12/01/2041(m)	11,640	11,640,000

		12,715,000

Kentucky – 0.0%
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016-B 3.80%, 10/01/2039(m)	1,815	1,815,000

Minnesota – 0.0%
City of Minneapolis MN (One Ten Grant LP) Series 1989 3.90%, 09/01/2026(m)	1,555	1,555,000

Tennessee – 0.5%
Greeneville Health & Educational Facilities Board (Ballad Health Obligated Group) Series 2018-B 3.82%, 07/01/2045(m)	50,000	50,000,000

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin – 0.3%
Wisconsin Public Finance Authority (KDC Agribusiness LLC) Series 2023 15.00%, 05/15/2023(i)(k)(l)	$4,895	$2,202,750
Wisconsin Public Finance Authority (Moses H Cone Memorial Hospital Obligated Group) Series 2023-B 3.80%, 10/01/2055(m)	21,390	21,390,000

		23,592,750

Total Short-Term Municipal Notes (cost $96,535,000)		93,842,750

Total Municipal Obligations (cost $10,028,262,001)		9,394,268,661

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.2%
Agency CMBS – 1.2%
Arizona Industrial Development Authority Series 2019-2, Class A 3.625%, 05/20/2033	14,846	13,879,351
California Housing Finance Agency Series 2019-2, Class A 4.00%, 03/20/2033	14,536	14,506,946
Series 2021-1, Class A 3.50%, 11/20/2035	9,223	8,733,006
Series 2021-2, Class A 3.75%, 03/25/2035	43,589	42,980,031
Series 2021-2, Class X 0.844%, 03/25/2035(n)	22,556	1,192,641
Series 2021-3, Class A 3.25%, 08/20/2036	6,996	6,384,749
Series 2021-3, Class X 0.789%, 08/20/2036(n)	20,352	1,099,046
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates Series 2022-ML13, Class AUS 3.125%, 09/25/2036(n)	3,973	3,570,785
Series 2022-ML13, Class XCA 0.959%, 07/25/2036(n)	17,719	1,041,134
Series 2022-ML13, Class XUS 1.003%, 09/25/2036(n)	30,986	2,209,067
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	19,084	17,911,235

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2021-1, Class X 0.726%, 12/20/2035(n)	$14,582	$709,853

		114,217,844

Non-Agency Fixed Rate CMBS – 1.0%
National Finance Authority Series 2022-2, Class X 0.696%, 10/01/2036(n)	24,824	1,257,582
New Hampshire Business Finance Authority Series 2020-1, Class A 4.125%, 01/20/2034	20,821	20,389,078
Series 2022-1, Class A 4.375%, 09/20/2036	41,069	40,446,179
Series 2022-2, Class A 4.00%, 10/20/2036	26,810	25,499,722

		87,592,561

Total Commercial Mortgage-Backed Securities (cost $217,585,271)		201,810,405

CORPORATES - NON-INVESTMENT GRADE – 0.0%
Financial Institutions – 0.0%
Banking – 0.0%
UMB Financial Corp. 10.00%, 01/01/2049(k)(l)	1,138	1,137,682
10.00%, 01/01/2049(k)(l)	813	813,201

Total Corporates - Non-Investment Grade (cost $1,950,867)		1,950,883

SHORT-TERM INVESTMENTS – 2.8%
U.S. Treasury Bills – 1.7%
U.S. Treasury Bill Zero Coupon, 07/27/2023 (cost $163,177,962)	165,000	163,016,218

	Shares
Investment Companies – 1.1%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 4.74%(o)(p)(q) (cost $103,767,428)	103,767,428	103,767,428

Total Short-Term Investments (cost $266,945,390)		266,783,646

Total Investments – 105.3% (cost $10,514,743,529)		9,864,813,595
Other assets less liabilities – (5.3)%		(496,027,846)

Net Assets – 100.0%		$9,368,785,749

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PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	90,795	01/15/2025	2.565%	CPI#	Maturity	$8,216,513	$	– 0	–	$8,216,513
USD	45,398	01/15/2025	2.613%	CPI#	Maturity	4,021,654		– 0	–	4,021,654
USD	45,397	01/15/2025	2.585%	CPI#	Maturity	4,071,743		– 0	–	4,071,743
USD	34,210	01/15/2025	4.028%	CPI#	Maturity	1,043,491		– 0	–	1,043,491
USD	83,920	01/15/2026	CPI#	3.765%	Maturity	(2,321,589)		– 0	–	(2,321,589)
USD	158,000	01/15/2027	CPI#	3.320%	Maturity	(6,698,176)		– 0	–	(6,698,176)
USD	156,000	01/15/2027	CPI#	3.466%	Maturity	(5,193,907)		(157,633)		(5,036,274)
USD	127,850	01/15/2027	CPI#	3.323%	Maturity	(5,396,190)		– 0	–	(5,396,190)
USD	371,020	01/15/2028	0.735%	CPI#	Maturity	79,911,241		– 0	–	79,911,241
USD	219,860	01/15/2028	1.230%	CPI#	Maturity	39,386,833		– 0	–	39,386,833
USD	273,300	01/15/2029	CPI#	3.390%	Maturity	(5,709,458)		– 0	–	(5,709,458)
USD	190,780	01/15/2029	CPI#	3.735%	Maturity	1,600,766		– 0	–	1,600,766
USD	79,070	01/15/2029	CPI#	3.331%	Maturity	(2,042,402)		– 0	–	(2,042,402)
USD	67,450	01/15/2030	1.572%	CPI#	Maturity	11,552,190		– 0	–	11,552,190
USD	67,450	01/15/2030	1.587%	CPI#	Maturity	11,458,212		– 0	–	11,458,212
USD	93,000	01/15/2031	2.782%	CPI#	Maturity	6,062,167		– 0	–	6,062,167
USD	85,000	01/15/2031	2.680%	CPI#	Maturity	6,405,682		– 0	–	6,405,682
USD	76,750	01/15/2031	2.989%	CPI#	Maturity	3,400,191		– 0	–	3,400,191
USD	75,410	01/15/2032	CPI#	3.064%	Maturity	(2,268,241)		– 0	–	(2,268,241)
USD	52,000	04/15/2032	CPI#	2.909%	Maturity	(2,253,745)		– 0	–	(2,253,745)

						$145,246,975		$(157,633)		$145,404,608

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	275,000	01/15/2027	1 Day SOFR	3.947%	Annual	$3,645,167	$	– 0	–	$3,645,167
USD	500,000	04/15/2028	1 Day SOFR	3.616%	Annual	6,038,008		– 0	–	6,038,008
USD	280,000	04/15/2032	3.283%	1 Day SOFR	Annual	(1,939,702)		– 0	–	(1,939,702)
USD	230,000	04/15/2032	2.621%	1 Day SOFR	Annual	10,246,662		– 0	–	10,246,662
USD	200,000	04/15/2032	3.319%	1 Day SOFR	Annual	(1,937,192)		– 0	–	(1,937,192)
USD	174,000	04/15/2032	2.177%	1 Day SOFR	Annual	13,754,842		– 0	–	13,754,842
USD	155,000	04/15/2032	2.574%	1 Day SOFR	Annual	7,465,404		– 0	–	7,465,404
USD	100,000	04/15/2032	2.444%	1 Day SOFR	Annual	5,826,528		– 0	–	5,826,528
USD	50,000	02/15/2051	1.469%	1 Day SOFR	Annual	14,660,191		– 0	–	14,660,191

						$57,759,908	$	– 0	–	$57,759,908

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PORTFOLIO OF INVESTMENTS (continued)

INTEREST RATE SWAPS (see Note C)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
Citibank, NA	USD	52,610	10/09/2029	1.125%	SIFMA*	Quarterly	$4,944,847	$	– 0	–	$4,944,847

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note H).

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2023.

(c)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2023, the aggregate market value of these securities amounted to $1,811,784,764 or 19.3% of net assets.

(d)	Non-income producing security.

(e)	Defaulted.

(f)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2023.

(g)	When-Issued or delayed delivery security.

(h)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013-B 10.50%, 07/01/2039	11/22/2013	$1,973,785	$28	0.00%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014-A 7.50%, 07/01/2023	07/31/2014	868,863	13	0.00%
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012-B 8.00%, 07/01/2038	08/31/2012	2,180,000	545,000	0.01%

(i)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.59% of net assets as of April 30, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mississippi Business Finance Corp. (Alden Group Renewable Energy Mississippi LLC) Series 2022 8.00%, 12/01/2029	12/13/2022	$14,291,426	$14,364,077	0.15%

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PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
New Hope Cultural Education Facilities Finance Corp. Series 2023 8.50%, 09/01/2027	02/03/2023	$25,000,000	$24,923,922	0.27%
Scranton-Lackawanna Health and Welfare Authority (Scranton Parking System Concession Project) Series 2016-D Zero Coupon, 01/01/2057	11/29/2017	6,740,318	3,483,300	0.04%
Wisconsin Public Finance Authority (KDC Agribusiness LLC) Series 2022 15.00%, 05/15/2023	11/10/2022	21,900,000	9,855,000	0.11%
Wisconsin Public Finance Authority (KDC Agribusiness LLC) Series 2022 15.00%, 05/15/2023	03/16/2023	4,895,000	2,202,750	0.02%

(j)	Defaulted matured security.

(k)	Fair valued by the Adviser.

(l)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(m)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(n)	IO – Interest Only.

(o)	Affiliated investments.

(p)	The rate shown represents the 7-day yield as of period end.

(q)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of April 30, 2023, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.1% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

CCRC – Congregate Care Retirement Center

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

CPI – Consumer Price Index

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

NATL – National Interstate Corporation

SD – School District

SOFR – Secured Overnight Financing Rate

UPMC – University of Pittsburgh Medical Center

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

April 30, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $10,410,976,101)	$9,761,046,167
Affiliated issuers (cost $103,767,428)	103,767,428
Cash	368,467
Cash collateral due from broker	36,155,990
Interest receivable	135,690,667
Receivable for shares of beneficial interest sold	28,292,587
Unrealized appreciation on interest rate swaps	4,944,847
Receivable for investment securities sold	575,000
Affiliated dividends receivable	272,438
Receivable due from Adviser	4,789

Total assets	10,071,118,380

Liabilities
Payable for floating rate notes issued*	539,375,000
Payable for investment securities purchased	121,077,061
Dividends payable	31,317,326
Cash collateral due to broker	4,880,000
Payable for variation margin on centrally cleared swaps	3,469,674
Payable for shares of beneficial interest redeemed	1,454,288
Other liabilities	759,282

Total liabilities	702,332,631

Net Assets	$9,368,785,749

Composition of Net Assets
Shares of beneficial interest, at par	$8,483
Additional paid-in capital	9,852,766,907
Accumulated loss	(483,989,641)

Net Assets	$9,368,785,749

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 848,313,405 common shares outstanding)	$11.04

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note H).

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended April 30, 2023

Investment Income
Interest	$346,315,455
Dividends—Affiliated issuers	4,178,146
Other income(a)	182,768	$350,676,369

Expenses
Interest expense	16,881,318

Total expenses		16,881,318

Net investment income		333,795,051

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(138,911,557)
Swaps		181,391,749
Net change in unrealized appreciation (depreciation) of:
Investments		(137,204,102)
Swaps		(106,012,626)

Net loss on investment transactions		(200,736,536)

Net Increase in Net Assets from Operations		$133,058,515

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2023	Year Ended April 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$333,795,051	$238,882,546
Net realized gain (loss) on investment transactions	42,480,192	(33,655,078)
Net change in unrealized appreciation (depreciation) of investments	(243,216,728)	(809,932,346)

Net increase (decrease) in net assets from operations	133,058,515	(604,704,878)
Distribution to Shareholders	(348,426,574)	(234,498,949)
Transactions in Shares of Beneficial Interest
Net increase	2,278,465,743	1,795,176,001

Total increase	2,063,097,684	955,972,174
Net Assets
Beginning of period	7,305,688,065	6,349,715,891

End of period	$9,368,785,749	$7,305,688,065

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2023

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Municipal Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Trust’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which

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NOTES TO FINANCIAL STATEMENTS (continued)

the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more

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NOTES TO FINANCIAL STATEMENTS (continued)

widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2023:

	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$9,290,570,911		$9,855,000		$9,300,425,911
Short-Term Municipal Notes		– 0	–	91,640,000		2,202,750		93,842,750
Commercial Mortgage-Backed Securities		– 0	–	201,810,405		– 0	–	201,810,405
Corporates – Non-Investment Grade		– 0	–	– 0	–	1,950,883		1,950,883
Short-Term Investments:
U.S. Treasury Bills		– 0	–	163,016,218		– 0	–	163,016,218
Investment Companies		103,767,428		– 0	–	– 0	–	103,767,428
Liabilities:
Floating Rate Notes(a)		(539,375,000)		– 0	–	– 0	–	(539,375,000)

Total Investments in Securities		(435,607,572)		9,747,037,534		14,008,633		9,325,438,595
Other Financial Instruments(b):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	177,130,683		– 0	–	177,130,683	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	61,636,802		– 0	–	61,636,802	(c)
Interest Rate Swaps		– 0	–	4,944,847		– 0	–	4,944,847
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(31,883,708)		– 0	–	(31,883,708	)(c)
Centrally Cleared Interest Rate Swaps		– 0	–	(3,876,894)		– 0	–	(3,876,894	)(c)

Total		$(435,607,572)		$9,954,989,264		$14,008,633		$9,533,390,325

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NOTES TO FINANCIAL STATEMENTS (continued)

(a)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the advisory agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The advisory agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended April 30, 2023, such reimbursement amounted to $145,368.

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A summary of the Fund’s transactions in AB mutual funds for the year ended April 30, 2023 is as follows:

Fund	Market Value 4/30/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$122,400	$2,525,374	$2,544,007	$103,767	$4,178

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2023 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$3,620,734,900	$1,541,569,754
U.S. government securities	6,724,355	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$10,001,070,873

Gross unrealized appreciation	$314,450,945
Gross unrealized depreciation	(783,208,642)

Net unrealized depreciation	$(468,757,697)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective

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swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal

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to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended April 30, 2023, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in

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the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended April 30, 2023, the Fund held inflation (CPI) swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended April 30, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on centrally cleared swaps	$238,767,485	*	Payable for variation margin on centrally cleared swaps	$35,602,969	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	4,944,847

Total		$243,712,332			$35,602,969

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$181,391,749	$(106,012,626)

Total		$181,391,749	$(106,012,626)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended April 30, 2023:

Interest Rate Swaps:
Average notional amount	$52,610,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$2,141,970,769
Centrally Cleared Inflation Swaps:
Average notional amount	$2,392,660,000

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*	Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA	$4,944,847	$	– 0	–	$(4,880,000)	$	– 0	–	$64,847

Total	$4,944,847	$	– 0	–	$(4,880,000)	$	– 0	–	$64,847	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2023	Year Ended April 30, 2022

Shares sold	437,451,700	226,863,887	$4,809,672,752	$2,840,231,872

Shares redeemed	(232,395,948)	(83,479,736)	(2,531,207,009)	(1,045,055,871)

Net increase	205,055,752	143,384,151	$2,278,465,743	$1,795,176,001

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural

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disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

Tax Risk—There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

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Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

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LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR,

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fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended April 30, 2023.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2023 and April 30, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$26,840,993	$11,930,509

Total taxable distributions	26,840,993	11,930,509
Tax-exempt income	321,585,581	222,568,440

Total distributions paid	$348,426,574	$234,498,949

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NOTES TO FINANCIAL STATEMENTS (continued)

As of April 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Tax-exempt Income	$33,366,949
Accumulated capital and other losses	(26,050,107	)(a)
Unrealized appreciation (depreciation)	(459,469,225	)(b)

Total accumulated earnings (deficit)	$(452,152,383	)(c)

(a)

As of April 30, 2023, the Fund had a net capital loss carryforward of $26,050,107. During the fiscal year, the Fund utilized $22,650,158 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of tender option bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the tax treatment of defaulted securities and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2023, the Fund had a net short-term capital loss carryforward of $26,050,107, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE H

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond (“TOB”) transactions in which the Fund transfers a fixed rate bond (“Fixed Rate Bond”) into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption

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“Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At April 30, 2023, the amount of the Fund’s Floating Rate Notes outstanding was $539,375,000 and the related interest rate was 3.77% to 5.02%. For the year ended April 30, 2023, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were $499,207,192 and 3.32%, respectively.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended April 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 11.36	$ 12.70	$ 10.80	$ 11.70	$ 11.32

Income From Investment Operations

Net investment income(a)	.45	.43	.44	.44	.45

Net realized and unrealized gain (loss) on investment transactions	(.30)	(1.35)	1.91	(.90)	.38

Net increase (decrease) in net asset value from operations	.15	(.92)	2.35	(.46)	.83

Less: Dividends

Dividends from net investment income	(.47)	(.42)	(.45)	(.44)	(.45)

Net asset value, end of period	$ 11.04	$ 11.36	$ 12.70	$ 10.80	$ 11.70

Total Return

Total investment return based on net asset value(b)	1.44%^	(7.52)%	22.01%	(4.23)%	7.53%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9,368,786	$7,305,688	$6,349,716	$4,685,911	$3,509,575

Ratio to average net assets of:

Expenses(c)	.21%	.07%	.07%	.01%	.01%

Net investment income	4.10%	3.38%	3.62%	3.67%	3.91%

Portfolio turnover rate	18%	6%	10%	12%	14%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The expense ratios, excluding interest expense are .00%, .00%, .00%, .00% and .00%, respectively.

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of AB Municipal Income Shares

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Municipal Income Shares (the “Fund”) (one of the series constituting AB Corporate Shares (the “Trust”)), including the portfolio of investments, as of April 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting AB Corporate Shares) at April 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

June 26, 2023

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BOARD OF TRUSTEES

Garry Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Daryl Clements(2), Vice President Matthew J. Norton(2), Vice President Andrew Potter(2), Vice President Nancy E. Hay, Secretary	Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Congress Street, Suite 1 Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein
Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Clements, Norton and Potter are the investment professionals primarily responsible for the day-to-day management of the Fund’s Portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Certain information concerning the Trust’s Trustee is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	76	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Garry L. Moody,## 71 (2010)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of the Governance Committee. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	76	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	76	Moody’s Corporation since April 2011

Michael J. Downey,## 79 (2010)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	76	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 75 (2010)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	76	None

Jeanette W. Loeb,## 71 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a director or trustee of the AB Funds since April 2020.	76	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, member, Mass General Brigham Investment Committee (formerly, Partners Healthcare) (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	76	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Marshall C. Turner, Jr.## 81 (2010)	Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	76	None

*	The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Erzan is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officers

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Daryl Clements 55	Vice President	Senior Vice President of the Adviser, with which he has been associated since prior to 2018.

Matthew J. Norton 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Chief Investment Officer – Municipal Bonds.

Andrew D. Potter 38	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2018.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 64	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or ABI at (800)-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Municipal Income Shares (the “Fund”) at a meeting held in-person on November 1-3, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and

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distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an

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arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

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US High Dividend ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

154 | AB MUNICIPAL INCOME SHARES	abfunds.com

NOTES

abfunds.com	AB MUNICIPAL INCOME SHARES | 155

NOTES

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AB MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MIS-0151-0423

APR    04.30.23

ANNUAL REPORT

AB IMPACT MUNICIPAL INCOME SHARES

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AB Impact Municipal Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 1

ANNUAL REPORT

June 5, 2023

This report provides management’s discussion of fund performance for AB Impact Municipal Income Shares for the annual reporting period ended April 30, 2023. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.

NAV RETURNS AS OF APRIL 30, 2023 (unaudited)

	6 Months	12 Months

AB IMPACT MUNICIPAL INCOME SHARES	9.38%	1.20%

Bloomberg Municipal Bond Index	7.65%	2.87%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg Municipal Bond Index, for the six- and 12-month periods ended April 30, 2023.

For the 12-month period, the Fund underperformed the benchmark. Overall security selection detracted, relative to the benchmark, due to underweights to the not-for-profit health care and miscellaneous revenue sectors. The Fund’s duration and yield-curve positioning contributed. Other contributors included an overweight to senior living and an underweight to the tax-supported local lease sector.

For the six-month period, the Fund outperformed the benchmark. The Fund’s duration and yield-curve positioning contributed. Overweights to toll roads and not-for-profit health care contributed, while underweights to local general obligation and water & sewer detracted.

The Fund used derivatives for hedging purposes in the form of interest rate swaps, which had no material impact for the 12-month period and added to absolute performance for the six-month period, and Consumer Price Index swaps, which had no material impact on returns for either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Over the 12-month period ended April 30, 2023, the yield on a 10-Year AAA municipal bond fell to 2.35% from 2.76% and the yield on the 10-Year US Treasury rose to 3.44% from 3.00%. After-tax spreads

2 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

compressed over the 12-month period, indicating municipal outperformance over Treasuries, which was largely driven by an improved technical environment toward the end of the period. Credit spreads gyrated over the course of the 12-month period as outflow pressure and rate volatility overwhelmed the market.

The underlying goals of the Fund are to make environmentally, socially and financially productive investments in historically marginalized and underserved communities to reduce gaps that exist in such areas as academic achievement, economic development or the provision of health care. Essentially, the Fund’s Senior Investment Management Team is looking to create a better tomorrow. Inherent in these goals is to make investments toward improving the quality of life for all by enhancing and promoting civic engagement, an informed citizenry, culture, and the physical and natural sciences.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security, with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2023, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 12.39% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in high-yielding municipal securities of any credit quality that (i) score highly on the Adviser’s environmental, social and corporate governance (“ESG”) criteria and (ii) are deemed by the Adviser to have an environmental or social impact in underserved or low socio-economic communities. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

(continued on next page)

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 3

The Adviser evaluates each security in which the Fund invests using both a traditional municipal bond credit analysis and a consideration of the security’s overall ESG score under the Adviser’s ESG evaluation criteria. Under this ESG evaluation, to arrive at an overall ESG score, each security is scored on environmental, social and governance factors, and the scores are weighted based on the Adviser’s assessment of the relevance of each factor within a given sector (e.g., education, health care, renewable energy and mass transit). For example, social factors are weighted more heavily in the overall ESG score for a security of an issuer in the education sector than they are for a security of an issuer in the mass transit sector, where environmental factors predominate. The Adviser regularly reviews the overall ESG scores assigned to securities under consideration for purposes of determining the securities in which to invest for the Fund.

The Adviser’s ESG evaluation is conducted on an industry sector basis and includes the use of key performance indicators that vary in materiality by sector. The Adviser’s environmental evaluation covers issues such as clean and renewable energy, climate change and water conservation. The Adviser’s social evaluation covers issues such as economic impact, high quality safety-net health care and overall community health needs, and the reduction of achievement gaps between wealthy and poor school districts. The Adviser’s governance evaluation covers issues such as stewardship of debt and capital, board governance and transparency.

The Adviser also assesses a security’s risk and return characteristics as well as a security’s impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality, maturity, sensitivity to interest rates and the expected after-tax returns of the security under consideration and of the Fund’s other holdings.

The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in tender option bond transactions (“TOBs”); forward commitments; zero-coupon municipal securities and variable-,

(continued on next page)

4 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

floating- and inverse-floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities selected based on ESG factors may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, “sustainability” is not a uniformly defined characteristic, and the Fund’s sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the

6 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

DISCLOSURES AND RISKS (continued)

yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 7

DISCLOSURES AND RISKS (continued)

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

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DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 9

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

9/12/20171 TO 4/30/2023

This chart illustrates the total value of an assumed $10,000 investment in AB Impact Municipal Income Shares (from 9/12/20171 to 4/30/2023) as compared with the performance of its benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 9/12/2017.

10 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2023 (unaudited)

NAV Returns

1 Year	1.20%

5 Years	2.59%

Since Inception[1]	2.22%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2023 (unaudited)

NAV Returns

1 Year	-3.12%

5 Years	2.50%

Since Inception[1]	2.23%

The prospectus fee table shows the fees and the total annual operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

1	Inception date: 9/12/2017.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$1,093.80	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,024.79	$	– 0	–	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

April 30, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $542.0

1

The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS

April 30, 2023

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 93.1%
Long-Term Municipal Bonds – 93.1%
Alabama – 1.6%
Alabama Community College System ACCS Enhancements Fee Revenue AGM Series 2021 4.00%, 09/01/2046	$3,900	$3,711,249
4.00%, 09/01/2051	5,500	5,150,324

		8,861,573

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.00%, 09/01/2023(a)	430	429,414

Arizona – 4.5%
Arizona Industrial Development Authority Series 2021-A 4.00%, 07/01/2051	6,875	5,624,036
Arizona Industrial Development Authority (Phoenix Children’s Hospital Obligated Group) Series 2020 4.00%, 02/01/2050	4,500	4,215,367
5.00%, 02/01/2034	1,300	1,471,648
5.00%, 02/01/2035	1,100	1,237,950
Series 2021 4.00%, 02/01/2038	1,400	1,408,846
Industrial Development Authority of the County of Pima(The) (TMC HealthCare Obligated Group) Series 2021 4.00%, 04/01/2046	3,500	3,219,780
Maricopa County Industrial Development Authority (Arizona Autism Charter Schools Obligated Group) Series 2020 5.00%, 07/01/2040(a)	500	483,741
5.00%, 07/01/2050(a)	1,175	1,072,525
5.00%, 07/01/2054(a)	640	576,706
Series 2021 4.00%, 07/01/2051(a)	1,625	1,223,190
4.00%, 07/01/2061(a)	5,210	3,720,278

		24,254,067

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California – 12.8%
California Educational Facilities Authority (Mount St.Mary’s University, Inc.) Series 2018-A 5.00%, 10/01/2036	$405	$435,360
5.00%, 10/01/2046	2,750	2,866,680
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017-A 5.00%, 08/15/2047	3,750	3,821,495
California Health Facilities Financing Authority (On Lok Senior Health Services Obligated Group) Series 2020 5.00%, 08/01/2050	1,000	1,020,977
5.00%, 08/01/2055	1,200	1,221,039
California Health Facilities Financing Authority (State of California Personal Income Tax Revenue) Series 2022 4.19%, 06/01/2037	3,390	3,215,769
California Infrastructure & Economic Development Bank (California Academy of Sciences) Series 2021 4.21% (MUNIPSA + 0.35%), 08/01/2047(b)	8,000	7,908,510
California Infrastructure & Economic Development Bank (California Science Center Foundation) Series 2021 4.00%, 05/01/2046	5,000	4,764,838
4.00%, 05/01/2051	5,000	4,566,679
4.00%, 05/01/2055	5,000	4,523,340
California Municipal Finance Authority (Community Health Centers of The Central Coast, Inc.) Series 2021-A 5.00%, 12/01/2036(a)	350	359,547
5.00%, 12/01/2046(a)	3,725	3,675,608
5.00%, 12/01/2054(a)	1,240	1,201,601
California Municipal Finance Authority (Healthright 360) Series 2019-A 5.00%, 11/01/2039(a)	1,775	1,777,887
5.00%, 11/01/2049(a)	3,500	3,407,439

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Municipal Finance Authority (La Maestra Family Clinic, Inc.) Series 2021 4.00%, 09/01/2046	$2,960	$2,902,006
4.00%, 09/01/2051	2,745	2,656,976
California Municipal Finance Authority (Valley Health Team, Inc.) Series 2021 4.00%, 07/01/2037	1,200	1,220,103
4.00%, 07/01/2046	2,090	2,047,441
4.00%, 07/01/2051	1,945	1,880,414
California School Finance Authority (Bright Star Schools Obligated Group) Series 2017 5.00%, 06/01/2037(a)	600	586,927
5.00%, 06/01/2054(a)	250	224,973
California School Finance Authority (Downtown College Prep Obligated Group) Series 2016 5.00%, 06/01/2051(a)	2,500	2,302,068
California School Finance Authority (Ednovate Obligated Group) Series 2018 5.00%, 06/01/2048(a)	1,085	996,427
5.00%, 06/01/2056(a)	1,000	894,919
California School Finance Authority (Equitas Academy Obligated Group) Series 2018-A 5.00%, 06/01/2048(a)	3,750	3,496,346
California School Finance Authority (Girls Athletic Leadership Schools Los Angeles) Series 2021 4.00%, 06/01/2041(a)	955	755,802
4.00%, 06/01/2051(a)	1,000	714,171
California School Finance Authority (Green DOT Public Schools Obligated Group) Series 2018 5.00%, 08/01/2038(a)	2,000	2,044,887
Series 2022 5.375%, 08/01/2042(a)	1,500	1,565,768
Coalinga-Huron Joint Unified School District BAM Series 2018-B 5.00%, 08/01/2048	500	526,769

		69,582,766

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Colorado – 0.5%
Denver Health & Hospital Authority Series 2019-A 4.00%, 12/01/2038	$1,020	$934,333
4.00%, 12/01/2039	1,000	908,465
4.00%, 12/01/2040	750	674,433

		2,517,231

Connecticut – 1.1%
City of Bridgeport CT Series 2017-A 5.00%, 11/01/2025	525	549,728
Series 2021-A 4.00%, 08/01/2037	775	783,511
4.00%, 08/01/2039	1,000	992,569
4.00%, 08/01/2040	325	319,532
BAM Series 2018-C 5.00%, 07/15/2036	1,000	1,088,470
5.00%, 07/15/2038	620	667,726
BAM Series 2019-A 5.00%, 02/01/2035	1,500	1,662,506

		6,064,042

District of Columbia – 4.5%
District of Columbia (Gallaudet University) Series 2021 5.00%, 04/01/2046	1,715	1,790,423
5.00%, 04/01/2051	2,635	2,731,911
District of Columbia (KIPP DC Obligated Group) Series 2017-A 5.00%, 07/01/2042	1,785	1,807,700
Series 2017-B 5.00%, 07/01/2037	625	641,324
5.00%, 07/01/2042	2,000	2,025,434
District of Columbia (KIPP DC Public Charter Schools) Series 2019 4.00%, 07/01/2039	4,275	3,965,887
District of Columbia (Plenary Infrastructure DC LLC State Lease) Series 2022 5.00%, 08/31/2027	620	645,168
5.50%, 02/28/2035	4,025	4,391,982
5.50%, 02/29/2036	1,625	1,750,391
5.50%, 08/31/2036	1,800	1,930,545
5.50%, 02/28/2037	1,850	1,954,475

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

District of Columbia Water & Sewer Authority Series 2016-A 5.00%, 10/01/2035	$820	$864,575

		24,499,815

Florida – 1.1%
Florida Development Finance Corp. (United Cerebral Palsy of Central Florida, Inc.) Series 2020 5.00%, 06/01/2040	825	755,695
5.00%, 06/01/2050	3,735	3,202,395
Pinellas County School Board (Pinellas County School Board COP) Series 2021-A 5.00%, 07/01/2027	900	986,092
5.00%, 07/01/2030	1,000	1,156,355

		6,100,537

Illinois – 6.2%
Chicago Transit Authority (Chicago Transit Authority Sales Tax) Series 2017 5.00%, 12/01/2051	5,085	5,179,289
Chicago Transit Authority Sales Tax Receipts Fund Series 2014 5.25%, 12/01/2049	5,000	5,073,584
Series 2020-A 5.00%, 12/01/2045	6,010	6,228,487
Series 2022-A 4.00%, 12/01/2049	4,190	3,906,326
Cook County Community College District No. 508 Series 2013 5.25%, 12/01/2043	605	605,886
BAM Series 2017 5.00%, 12/01/2047	620	645,323
Illinois Finance Authority (Lawndale Educational & Regional Network Charter School Obligated Group) Series 2021 4.00%, 11/01/2041	750	679,735
4.00%, 11/01/2051	2,000	1,691,718
4.00%, 11/01/2056	2,250	1,851,281

18 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (University of Illinois)
Series 2020 4.00%, 10/01/2040	$615	$544,716
4.00%, 10/01/2050	6,505	5,422,123
4.00%, 10/01/2055	2,000	1,630,298

		33,458,766

Indiana – 0.6%
Muncie Sanitary District AGM Series 2021-A 5.00%, 01/01/2029	685	757,131
5.00%, 07/01/2029	600	668,994
5.00%, 01/01/2030	1,000	1,121,599
5.00%, 07/01/2030	420	474,529

		3,022,253

Kansas – 0.1%
Seward County Unified School District No. 480 Liberal Series 2017-B 5.00%, 09/01/2028 (Pre-refunded/ETM)	555	582,186

Louisiana – 0.5%
Tangipahoa Parish Hospital Service District No. 1 Series 2021 4.00%, 02/01/2041	1,500	1,415,240
4.00%, 02/01/2042	1,500	1,390,763

		2,806,003

Maryland – 3.3%
Maryland Economic Development Corp. (Bowie State University) Series 2020 4.00%, 07/01/2050	1,200	1,027,453
Maryland Economic Development Corp. (Maryland Economic Development Corp. Morgan View & Thurgood Marshall Student Hsg) Series 2022 5.00%, 07/01/2033	1,895	2,045,129
5.00%, 07/01/2034	1,840	1,974,069
Maryland Economic Development Corp. (Morgan State University) Series 2020 5.00%, 07/01/2050	2,500	2,507,877

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maryland Economic Development Corp. (Purple Line Transit Partners LLC) Series 2022 5.25%, 06/30/2055	$10,000	$10,114,961

		17,669,489

Massachusetts – 3.8%
Massachusetts Development Finance Agency (Boston Medical Center Corp. Obligated Group) Series 2015-D 5.00%, 07/01/2044	7,415	7,496,436
Series 2016-E 5.00%, 07/01/2037	765	779,201
Series 2017-F 5.00%, 07/01/2030	1,475	1,581,016
Series 2023 5.25%, 07/01/2048	2,720	2,901,455
Massachusetts Development Finance Agency (Tufts Medicine Obligated Group) Series 2019-A 5.00%, 07/01/2036	1,765	1,809,698
5.00%, 07/01/2039	2,250	2,263,031
5.00%, 07/01/2044	1,645	1,626,055
AGM Series 2020-C 4.00%, 10/01/2045	1,090	1,049,615
Massachusetts Development Finance Agency (WGBH Educational Foundation) Series 2017-A 4.00%, 01/01/2032	825	867,113

		20,373,620

Michigan – 9.6%
Center Line Public Schools Series 2018 5.00%, 05/01/2038	895	965,708
City of Detroit MI Series 2018 5.00%, 04/01/2026	585	599,049
5.00%, 04/01/2027	500	518,190
5.00%, 04/01/2032	770	801,004
5.00%, 04/01/2033	180	187,023
5.00%, 04/01/2034	1,255	1,298,877
5.00%, 04/01/2035	1,000	1,029,948
5.00%, 04/01/2036	700	714,809
5.00%, 04/01/2037	1,100	1,115,666

20 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2021-A 4.00%, 04/01/2040	$1,050	$932,135
5.00%, 04/01/2033	1,125	1,184,712
5.00%, 04/01/2036	1,200	1,238,383
5.00%, 04/01/2039	1,175	1,191,017
5.00%, 04/01/2050	3,650	3,516,827
Detroit City School District Series 2020-A 5.00%, 05/01/2036	1,145	1,277,353
5.00%, 05/01/2037	1,150	1,271,161
5.00%, 05/01/2039	1,645	1,790,540
5.00%, 05/01/2040	1,000	1,080,142
Downriver Utility Wastewater Authority AGM Series 2018 5.00%, 04/01/2043	1,515	1,599,240
Ferris State University Series 2019-A 5.00%, 10/01/2024	2,000	2,050,567
5.00%, 10/01/2025	2,000	2,086,262
5.00%, 10/01/2026	2,185	2,326,472
Flint Hospital Building Authority (Hurley Medical Center) Series 2020 4.00%, 07/01/2041	3,500	2,991,969
5.00%, 07/01/2031	2,405	2,624,165
Flint Public Library AGM Series 2020 3.00%, 05/01/2029	1,085	1,077,294
3.00%, 05/01/2030	1,175	1,165,895
Grand Rapids Public Schools AGM Series 2017 5.00%, 05/01/2027	200	215,779
AGM Series 2019 5.00%, 11/01/2040	1,800	1,930,834
Great Lakes Water Authority Water Supply System Revenue Series 2016-B 5.00%, 07/01/2046	1,225	1,262,583
Series 2016-C 5.00%, 07/01/2026	695	742,874
Series 2020-B 5.00%, 07/01/2045	1,350	1,435,204
5.00%, 07/01/2049	1,300	1,369,888
Series 2022-A 5.00%, 07/01/2037	1,000	1,125,579
5.00%, 07/01/2038	1,215	1,348,385
5.25%, 07/01/2039	1,925	2,143,869
5.25%, 07/01/2040	735	817,991

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014 5.00%, 07/01/2023	$3,000	$3,006,276

		52,033,670

Minnesota – 0.6%
City of Minneapolis MN (Hennepin Schools) Series 2021-A 4.00%, 07/01/2056	3,000	2,124,094
Housing & Redevelopment Authority of The City of St.Paul Minnesota (Metro Deaf School) Series 2018-A 5.00%, 06/15/2048(a)	1,000	910,780

		3,034,874

Missouri – 0.0%
St. Louis Community College District Series 2017 4.00%, 04/01/2035	200	205,757

New Jersey – 5.0%
Essex County Improvement Authority (North Star Academy Charter School of Newark, Inc.) Series 2020 4.00%, 07/15/2040(a)	1,600	1,465,241
4.00%, 07/15/2050(a)	3,260	2,750,371
New Jersey Economic Development Authority (Foundation Academy Charter School A NJ Nonprofit Corp.) Series 2018-A 5.00%, 07/01/2050	1,000	978,912
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2023 5.185%, 03/01/2030	1,500	1,529,606
5.198%, 03/01/2031	1,500	1,527,354
New Jersey Economic Development Authority (New Jersey Transit Corp. State Lease) Series 2020 4.00%, 11/01/2044	5,500	5,330,882
5.00%, 11/01/2044	6,925	7,310,089

22 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (North Star Academy Charter School of Newark, Inc.) Series 2017 5.00%, 07/15/2047	$1,175	$1,183,581
New Jersey Economic Development Authority (Seeing Eye, Inc. (The)) Series 2015 5.00%, 03/01/2025	3,205	3,311,827
New Jersey Economic Development Authority (State of New Jersey Division of Property Management & Construction Lease) Series 2018-C 5.00%, 06/15/2027	645	692,141
5.00%, 06/15/2042	1,000	1,043,396

		27,123,400

New York – 13.7%
Buffalo Sewer Authority Series 2021 1.75%, 06/15/2049(c)	2,000	1,353,998
Build NYC Resource Corp. (Academic Leadership Charter School) Series 2021 4.00%, 06/15/2031	200	198,255
4.00%, 06/15/2036	385	364,521
Build NYC Resource Corp. (Children’s Aid Society (The)) Series 2019 4.00%, 07/01/2044	550	532,318
4.00%, 07/01/2049	600	563,088
Build NYC Resource Corp. (Classical Charter School, Inc.) Series 2023 4.75%, 06/15/2058	760	726,197
Build NYC Resource Corp. (East Harlem Scholars Academy Charter School Obligated Group) Series 2022 5.75%, 06/01/2062(a)	4,500	4,536,157
Build NYC Resource Corp. (Global Community Charter School) Series 2022 4.00%, 06/15/2032	500	479,639
5.00%, 06/15/2042	850	829,509
5.00%, 06/15/2052	1,520	1,437,561
5.00%, 06/15/2057	1,300	1,205,937

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Build NYC Resource Corp. (Inwood Academy for Leadership Charter School) Series 2018-A 5.50%, 05/01/2048(a)	$500	$494,642
Build NYC Resource Corp. (Kipp NYC Public Charter Schools) Series 2023 5.25%, 07/01/2062	2,000	2,027,384
Build NYC Resource Corp. (Metropolitan Lighthouse Charter School) Series 2017 5.00%, 06/01/2052(a)	2,260	2,045,376
Series 2017-A 5.00%, 06/01/2047(a)	725	666,039
City of Buffalo NY Series 2021-B 5.00%, 04/01/2026	2,025	2,158,984
Metropolitan Transportation Authority Series 2014-D 5.00%, 11/15/2039	4,000	4,021,327
Series 2017-C 5.00%, 11/15/2026	5,710	5,987,575
5.00%, 11/15/2029	1,165	1,248,999
5.00%, 11/15/2033	1,000	1,066,746
Series 2018-B 5.00%, 11/15/2026	2,160	2,265,002
Series 2020-C 4.75%, 11/15/2045	12,085	12,316,387
Series 2020-E 4.00%, 11/15/2045	4,250	4,009,644
5.00%, 11/15/2030	5,000	5,430,803
5.00%, 11/15/2032	4,500	4,962,611
Series 2021-A 4.00%, 11/15/2042	7,500	7,136,174
Series 2021-D 3.546% (SOFR + 0.33%), 11/01/2035(b)	1,795	1,777,469
Monroe County Industrial Development Corp./NY (True North Rochester Prep Charter School) Series 2020 5.00%, 06/01/2040(a)	1,265	1,284,213

24 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (Montefiore Obligated Group) AGM Series 2020 3.00%, 09/01/2050	$2,000	$1,455,800
Series 2018 5.00%, 08/01/2032	375	368,386
5.00%, 08/01/2034	750	732,400
Series 2020 4.00%, 09/01/2045	500	402,255

		74,085,396

North Carolina – 1.5%
North Carolina Central University Series 2019 4.00%, 04/01/2049	2,270	2,128,809
5.00%, 04/01/2044	2,500	2,598,512
University of North Carolina at Greensboro Series 2014 5.00%, 04/01/2039	3,440	3,484,932

		8,212,253

Ohio – 2.4%
American Municipal Power, Inc. (American Municipal Power Solar Electricity Prepayment Revenue) Series 2019 5.00%, 02/15/2044	2,150	2,254,405
Cleveland-Cuyahoga County Port Authority (Cleveland Museum of Natural History (The)) Series 2021 4.00%, 07/01/2051	1,100	952,069
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042	4,365	4,401,841
5.25%, 02/15/2047	1,500	1,518,647
County of Darke OH (Wayne Hospital Co. Obligated Group) Series 2019-A 5.00%, 09/01/2049	690	640,022
Ohio Higher Educational Facility Commission (Ashtabula County Medical Center Obligated Group) Series 2022 5.25%, 01/01/2041	2,000	2,100,965
5.25%, 01/01/2052	1,000	1,025,324

		12,893,273

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oklahoma – 1.8%
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018-B 5.00%, 08/15/2033	$2,000	$1,935,616
5.50%, 08/15/2057	3,365	3,102,734
Series 2022-A 5.50%, 08/15/2041	5,000	4,865,909

		9,904,259

Oregon – 0.2%
Tri-County Metropolitan Transportation District of Oregon Series 2017-A 5.00%, 10/01/2026	865	927,985
Series 2018-A 5.00%, 10/01/2029	250	275,503

		1,203,488

Pennsylvania – 7.0%
Capital Region Water Water Revenue Series 2018 5.00%, 07/15/2025	1,000	1,042,698
5.00%, 07/15/2026	510	543,204
City of Philadelphia PA Water & Wastewater Revenue Series 2018-A 5.00%, 10/01/2048	3,050	3,197,495
Series 2019-B 5.00%, 11/01/2049	3,095	3,260,648
Series 2020-A 5.00%, 11/01/2045	5,000	5,321,802
Delaware County Authority (Elwyn Obligated Group) Series 2017 5.00%, 06/01/2037	825	737,868
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2032	885	920,638
5.00%, 07/01/2034	230	238,028
AGM Series 2022 4.00%, 07/01/2040	4,475	4,302,507

26 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Philadelphia Authority for Industrial Development (City of Philadelphia PA) AGM Series 2017 5.00%, 12/01/2035	$200	$218,028
Series 2018 5.00%, 05/01/2036	1,620	1,743,092
5.00%, 05/01/2037	1,390	1,485,400
5.00%, 05/01/2038	1,000	1,064,762
Philadelphia Authority for Industrial Development (Russell Byers Charter School) Series 2020 5.00%, 05/01/2040	2,100	2,046,057
Pittsburgh Water & Sewer Authority AGM Series 2019-A 5.00%, 09/01/2044	2,000	2,136,253
AGM Series 2020-B 4.00%, 09/01/2045	2,250	2,252,137
4.00%, 09/01/2050	2,500	2,472,224
School District of the City of Erie (The) AGM Series 2019-A 5.00%, 04/01/2031	405	449,621
AGM Series 2019-C 5.00%, 04/01/2028	1,850	2,022,010
5.00%, 04/01/2029	1,000	1,109,870
Wilkes-Barre Area School District/PA BAM Series 2019 5.00%, 04/15/2059	1,620	1,676,349

		38,240,691

Rhode Island – 2.9%
Providence Public Building Authority (City of Providence RI Lease) AGM Series 2020-A 5.00%, 09/15/2030	2,890	3,193,779
5.00%, 09/15/2031	5,110	5,645,335
Rhode Island Health and Educational Building Corp. (City of Providence RI) BAM Series 2021-D 4.00%, 05/15/2038	2,930	2,981,527
4.00%, 05/15/2040	1,375	1,390,051
4.00%, 05/15/2041	2,485	2,505,756

		15,716,448

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas – 0.6%
Brownsville Independent School District Series 2017 5.00%, 08/15/2023	$750	$753,898
City of Mission TX BAM Series 2021 5.00%, 02/15/2028	1,000	1,091,182
5.00%, 02/15/2029	1,000	1,106,697
El Paso County Hospital District Series 2017 5.00%, 08/15/2037	370	379,835

		3,331,612

Utah – 0.7%
Ogden City School District Municipal Building Authority (Ogden City School District) Series 2018 5.00%, 01/15/2038	3,490	3,703,601

Washington – 0.7%
Pend Oreille County Public Utility District No. 1 Box Canyon Series 2018 5.00%, 01/01/2044	3,600	3,677,944

West Virginia – 1.3%
Morgantown Utility Board, Inc. Series 2018-B 5.00%, 12/01/2043	2,555	2,700,243
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) Series 2016-A 4.00%, 06/01/2031	2,800	2,836,681
Series 2017-A 5.00%, 06/01/2047	1,775	1,794,880

		7,331,804

Wisconsin – 4.4%
City of Milwaukee WI Sewerage System Revenue Series 2021-S 5.00%, 06/01/2030	1,000	1,136,018
5.00%, 06/01/2031	1,000	1,152,892
Milwaukee Redevelopment Authority (Milwaukee Public Schools Lease) Series 2017 5.00%, 11/15/2025	200	210,440

28 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Health & Educational Facilities Authority (Hmong American Peace Academy Ltd.) Series 2020 5.00%, 03/15/2050	$3,520	$3,512,311
Wisconsin Public Finance Authority (Bancroft Neurohealth Obligated Group) Series 2016 5.125%, 06/01/2048(a)	4,430	3,899,186
Wisconsin Public Finance Authority (NC A&T Real Estate Foundation LLC) Series 2019 5.00%, 06/01/2044	6,315	5,991,455
Wisconsin Public Finance Authority (Scotland Health Care System Obligated Group) Series 2021-A 4.00%, 10/01/2047	8,255	7,889,725

		23,792,027

Total Municipal Obligations (cost $547,179,795)		504,712,259

CORPORATES - INVESTMENT GRADE – 2.1%
Industrial – 1.2%
Consumer Cyclical - Other – 0.5%
Conservation Fund A Nonprofit Corp. (The) Series 2019 3.474%, 12/15/2029	3,267	2,849,281

Other Industrial – 0.5%
Howard University Series 2020 1.991%, 10/01/2025	1,000	924,590
2.291%, 10/01/2026	1,000	913,050
2.516%, 10/01/2025	1,000	938,590

		2,776,230

Services – 0.2%
Bush Foundation 2.754%, 10/01/2050	1,000	709,360

		6,334,871

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 29

PORTFOLIO OF INVESTMENTS (continued)

Company	Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.9%
Finance – 0.9%
BlueHub Loan Fund, Inc. Series 2020 3.099%, 01/01/2030	$1,000	$842,515
Low Income Investment Fund Series 2019 3.711%, 07/01/2029	5,000	4,359,924

		5,202,439

Total Corporates - Investment Grade (cost $13,267,000)		11,537,310

	Shares
SHORT-TERM INVESTMENTS – 3.2%
Investment Companies – 3.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.74%(d)(e)(f) (cost $17,239,215)	17,239,215	17,239,215

Total Investments – 98.4% (cost $577,686,010)		533,488,784
Other assets less liabilities – 1.6%		8,540,834

Net Assets – 100.0%		$542,029,618

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	3,750	01/15/2025	4.028%	CPI#	Maturity	$114,384	$	– 0	–	$114,384
USD	2,800	01/15/2027	CPI#	3.466%	Maturity	(93,224)		(5,671)		(87,553)
USD	19,100	01/15/2029	CPI#	3.735%	Maturity	160,261		– 0	–	160,261
USD	17,000	01/15/2030	2.650%	CPI#	Maturity	1,366,128		– 0	–	1,366,128
USD	7,500	01/15/2031	2.782%	CPI#	Maturity	488,884		– 0	–	488,884
USD	4,400	01/15/2031	2.989%	CPI#	Maturity	194,930		– 0	–	194,930
USD	5,570	01/15/2032	CPI#	3.064%	Maturity	(167,539)		– 0	–	(167,539)
USD	5,180	04/15/2032	CPI#	2.971%	Maturity	(189,220)		– 0	–	(189,220)

						$1,874,604		$(5,671)		$1,880,275

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

30 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	27,200	04/15/2028	1 Day SOFR	3.424%	Annual	$89,705	$	– 0	–	$89,705
USD	34,000	04/15/2032	3.069%	1 Day SOFR	Annual	331,153		– 0	–	331,153
USD	29,000	04/15/2032	3.283%	1 Day SOFR	Annual	(199,771)		– 0	–	(199,771)
USD	9,100	04/15/2032	3.283%	1 Day SOFR	Annual	(63,040)		– 0	–	(63,040)
USD	6,000	04/15/2032	3.065%	1 Day SOFR	Annual	60,070		– 0	–	60,070

						$218,117	$	– 0	–	$218,117

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2023, the aggregate market value of these securities amounted to $49,562,229 or 9.1% of net assets.

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2023.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2023.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of April 30, 2023, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 12.4% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

COP – Certificate of Participation

CPI – Consumer Price Index

DOT – Department of Transportation

ETM – Escrowed to Maturity

MUNIPSA – SIFMA Municipal Swap Index

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

April 30, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $560,446,795)	$516,249,569
Affiliated issuers (cost $17,239,215)	17,239,215
Cash	36,445
Cash collateral due from broker	3,088,711
Interest receivable	7,508,124
Receivable for shares of beneficial interest sold	2,170,054
Affiliated dividends receivable	52,918
Receivable due from Adviser	1,176

Total assets	546,346,212

Liabilities
Payable for investment securities purchased	2,505,747
Dividends payable	1,542,216
Payable for variation margin on centrally cleared swaps	268,631

Total liabilities	4,316,594

Net Assets	$542,029,618

Composition of Net Assets
Shares of beneficial interest, at par	$568
Additional paid-in capital	588,602,143
Accumulated loss	(46,573,093)

Net Assets	$542,029,618

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 56,790,700 common shares outstanding)	$9.54

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended April 30, 2023

Investment Income
Interest	$16,967,076
Dividends—Affiliated issuers	370,952
Other income(a)	14,165

Total investment income		$17,352,193

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(5,329,585)
Swaps		10,259,587
Net change in unrealized appreciation (depreciation) of:
Investments		(7,186,761)
Swaps		(8,312,725)

Net loss on investment transactions		(10,569,484)

Net Increase in Net Assets from Operations		$6,782,709

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2023	Year Ended April 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$17,352,193	$13,124,584
Net realized gain (loss) on investment transactions	4,930,002	(7,699,767)
Net change in unrealized appreciation (depreciation) of investments	(15,499,486)	(51,368,884)

Net increase (decrease) in net assets from operations	6,782,709	(45,944,067)
Distribution to Shareholders	(18,103,095)	(12,908,351)
Transactions in Shares of Beneficial Interest
Net increase	36,418,562	117,602,750

Total increase	25,098,176	58,750,332
Net Assets
Beginning of period	516,931,442	458,181,110

End of period	$542,029,618	$516,931,442

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2023

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Impact Municipal Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Trust’s Board of Trustees (the “Board”). Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more

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NOTES TO FINANCIAL STATEMENTS (continued)

than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those

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NOTES TO FINANCIAL STATEMENTS (continued)

securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and

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NOTES TO FINANCIAL STATEMENTS (continued)

any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2023:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$504,712,259		$	– 0	–	$504,712,259
Corporates – Investment Grade		– 0	–	11,537,310			– 0	–	11,537,310
Short-Term Investments		17,239,215		– 0	–		– 0	–	17,239,215

Total Investments in Securities		17,239,215		516,249,569			– 0	–	533,488,784
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	2,324,587			– 0	–	2,324,587	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	480,928			– 0	–	480,928	(b)
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(449,983)			– 0	–	(449,983	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(262,811)			– 0	–	(262,811	)(b)

Total		$17,239,215		$518,342,290		$	– 0	–	$535,581,505

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

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NOTES TO FINANCIAL STATEMENTS (continued)

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the advisory agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The advisory agreement provides

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NOTES TO FINANCIAL STATEMENTS (continued)

that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended April 30, 2023, such reimbursement amounted to $14,165.

A summary of the Fund’s transactions in AB mutual funds for the year ended April 30, 2023 is as follows:

Fund	Market Value 4/30/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$20,057	$137,910	$140,728	$17,239	$371

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$74,858,463		$40,524,825
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$577,686,010

Gross unrealized appreciation	$3,724,013
Gross unrealized depreciation	(45,856,189)

Net unrealized depreciation	$(42,132,176)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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NOTES TO FINANCIAL STATEMENTS (continued)

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended April 30, 2023, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended April 30, 2023, the Fund held inflation (CPI) swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted

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NOTES TO FINANCIAL STATEMENTS (continued)

and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended April 30, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on centrally cleared swaps	$2,805,515	*	Payable for variation margin on centrally cleared swaps	$707,123	*

Total		$2,805,515			$707,123

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$10,259,587	$(8,312,725)

Total		$10,259,587	$(8,312,725)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended April 30, 2023:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$99,730,769
Centrally Cleared Inflation Swaps:
Average notional amount	$65,300,000

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares			Amount
	Year Ended April 30, 2023	Year Ended April 30, 2022		Year Ended April 30, 2023	Year Ended April 30, 2022

Shares sold	12,946,016	17,035,551		$122,901,840	$182,792,266

Shares issued in reinvestment of dividends	(191)	– 0	–	(1,665)	– 0	–

Shares redeemed	(9,128,310)	(6,075,323)		(86,481,613)	(65,189,516)

Net increase	3,817,515	10,960,228		$36,418,562	$117,602,750

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

ESG Risk—Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities selected based on ESG factors may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, “sustainability” is not a uniformly defined characteristic, and the Fund’s sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the

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NOTES TO FINANCIAL STATEMENTS (continued)

possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

Tax Risk—There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds,

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NOTES TO FINANCIAL STATEMENTS (continued)

would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall, and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

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NOTES TO FINANCIAL STATEMENTS (continued)

Illiquid Investments Risk—Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On

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NOTES TO FINANCIAL STATEMENTS (continued)

December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the Adviser. The Fund did not utilize the Facility during the year ended April 30, 2023.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2023 and April 30, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$1,651,825	$846,774

Total taxable distributions	1,651,825	846,774
Tax exempt income	16,451,270	12,061,577

Total distributions paid	$18,103,095	$12,908,351

As of April 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$1,539,108
Accumulated capital and other losses	(4,437,809	)(a)
Unrealized appreciation (depreciation)	(42,132,176	)(b)

Total accumulated earnings (deficit)	$(45,030,877	)(c)

(a)

As of April 30, 2023, the Fund had a net capital loss carryforward of $4,437,809. During the fiscal year, the Fund utilized $4,378,997 of capital loss carry forwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2023, the Fund had a net short-term capital loss carryforward of $4,437,809, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Year Ended April 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 9.76	$ 10.91	$ 9.91	$ 10.19	$ 9.79

Income From Investment Operations

Net investment income(a)	.31	.28	.31	.33	.33

Net realized and unrealized gain (loss) on investment transactions	(.20)	(1.16)	1.00	(.27)	.40

Contributions from Affiliates	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.11	(.88)	1.31	.06	.73

Less: Dividends

Dividends from net investment income	(.33)	(.27)	(.31)	(.34)	(.33)

Net asset value, end of period	$ 9.54	$ 9.76	$ 10.91	$ 9.91	$ 10.19

Total Return

Total investment return based on net asset value(c)	1.20%	(8.23)%	13.32%	.40%	7.56%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$542,030	$516,931	$458,181	$245,297	$132,964

Ratio to average net assets of:

Net investment income	3.32%	2.59%	2.88%	3.18%	3.35%

Portfolio turnover rate	8%	13%	14%	2%	23%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Impact Municipal Income Shares

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Impact Municipal Income Shares (the “Fund”) (one of the series constituting AB Corporate Shares (the “Trust”)), including the portfolio of investments, as of April 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting AB Corporate Shares) at April 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

June 26, 2023

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BOARD OF TRUSTEES

Garry Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Matthew J. Norton(2), Vice President Marc Uy(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Impact Investment Team. Messrs. Norton and Uy are the investment professionals primarily responsible for the day-to-day management of the Fund’s Portfolio.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 55

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Certain information concerning the Trust’s Trustee is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	76	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Garry Moody,## Chairman of the Board 71 (2017)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of the Governance Committee. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	76	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	76	Moody’s Corporation since April 2011

Michael J. Downey,## 79 (2017)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	76	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 75 (2017)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	76	None

Jeanette W. Loeb,## 71 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a director or trustee of the AB Funds since April 2020.	76	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 67 (2017)

Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, member, Mass General Brigham Investment Committee (formerly, Partners Healthcare) (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.

		76	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Marshall C. Turner, Jr.,## 81 (2017)	Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	76	None

*

The address for each of the Company’s independent Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Erzan is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Marc Uy 42	Vice President	Vice President of the Adviser**, with which he has been associated in a substantially similar capacity since prior to 2018.

Matthew J. Norton 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Chief Investment Officer — Municipal Bonds.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 64	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to .

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or ABI at (800) 227-4618, or visit, www.abfunds.com. for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Impact Municipal Income Shares (the “Fund”) at a meeting held in-person on November 1-3, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and

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distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1- and 3-year periods ended July 31, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 67

arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

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Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 69

NOTES

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NOTES

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 71

NOTES

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AB IMPACT MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IMISH-0151-0423

APR    04.30.23

ANNUAL REPORT

AB TAX-AWARE REAL RETURN INCOME SHARES

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AB Tax-Aware Real Return Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 1

ANNUAL REPORT

June 13, 2023

This report provides management’s discussion of fund performance for AB Tax-Aware Real Return Income Shares for the annual reporting period ended April 30, 2023. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The investment objective of the Fund is to maximize real after-tax return for investors subject to federal income taxation.

NAV RETURNS AS OF APRIL 30, 2023 (unaudited)

	6 Months	12 Months

AB TAX-AWARE REAL RETURN INCOME SHARES[1]	4.20%	-3.96%

Bloomberg 1-10 Year TIPS Index	3.70%	-1.82%

1

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg 1-10 Year Treasury Inflation Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended April 30, 2023.

For the 12-month period, the Fund underperformed the benchmark. Yield-curve positioning, an overweight to credit and an allocation to municipal bonds detracted, relative to the benchmark. An allocation to 1-10 Year TIPS detracted from overall performance.

For the six-month period, the Fund outperformed the benchmark. An allocation to 1-10 Year TIPS and credit contributed, while yield-curve positioning detracted from overall performance.

The Fund used derivatives for hedging purposes in the form of interest rate swaps, Consumer Price Index (“CPI”) swaps, and total return swaps. The use of interest rate swaps had no material impact for either period, while CPI swaps and total return swaps detracted from absolute performance over the six-month period and added over the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Over the 12-month period ended April 30, 2023, the yield on a 10-Year AAA municipal bond fell to 2.35% from 2.76%, and the yield on the 10-Year US Treasury rose to 3.44% from 3.00%. After-tax spreads compressed over 12-month period, indicating municipal outperformance over Treasuries, which was largely driven by an improved technical environment toward the end of the period. Credit spreads gyrated over the course of the 12-month period as outflow pressure and rate volatility overwhelmed the market.

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The Fund’s Senior Investment Management Team (the “Team”) continues to focus on real after-tax return by investing in municipal bonds that generate income exempt from federal income taxes. In seeking to manage volatility and interest-rate risk, the Team focuses on intermediate-term bonds and seeks to provide inflation protection by entering inflation swap agreements or investing in other inflation-protected instruments.

INVESTMENT POLICIES

The Fund seeks real after-tax return for investors who are subject to federal income taxes. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing primarily in municipal securities that pay interest exempt from federal taxation and by using inflation protection derivatives instruments. Municipal securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

The Fund may invest in fixed-income securities with any maturity or duration. The Fund may also invest without limit in fixed-income securities that are rated below investment grade (commonly known as “junk bonds”).

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may make significant use of derivatives, including swaps, futures, options and forwards. To provide inflation protection, the Fund will enter into various kinds of inflation swap agreements. The Fund may use other inflation-protected instruments. Payments to the Fund pursuant to swaps will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal taxation. The Fund may at times seek a substantial amount of inflation protection and, consequently, may generate substantial taxable income. It is expected that the Fund’s primary use of derivatives will be for the purposes of inflation protection.

The Fund may also invest in forward commitments; zero-coupon municipal securities and variable-, floating- and inverse-floating-rate municipal securities; and certain types of mortgage-related securities.

The Fund may utilize leverage for investment purposes through the use of tender option bond transactions (“TOBs”). The Adviser will consider the impact of TOBs, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg 1-10 Year TIPS Index represents the performance of US Treasury inflation-indexed securities with maturities between one and 10 years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

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DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, such as TOBs, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes. The Fund commenced investment operations on May 2, 2011, and continued operations through March 20, 2014, the date on which all shares of the Fund were redeemed. Between March 20, 2014, and November 12, 2019, the Fund did not conduct investment operations. The Fund resumed investment operations on November 13, 2019. The performance information shown is only for the current activation period. Because the Fund has had periods in which it was not conducting investment operations, its performance is not comparable to the performance of other mutual funds.

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DISCLOSURES AND RISKS (continued)

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 7

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/12/20191 TO 4/30/2023

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Aware Real Return Income Shares (from 11/12/20191 to 4/30/2023) as compared with the performance of its benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

1	Current activation date: 11/12/2019.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2023 (unaudited)

NAV Returns

1 Year	-3.96%

Since Inception[1]	7.24%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2023 (unaudited)

NAV Returns

1 Year	-3.26%

Since Inception[1]	7.60%

The prospectus fee table shows the fees and the total annual operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

1	Current activation date: 11/12/2019.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period*		Annualized Expense Ratio*
Actual	$1,000	$1,042.00	$	– 0 –	0.00%
Hypothetical**	$1,000	$1,024.79	$	– 0 –	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

April 30, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $8.2

1

The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 11

PORTFOLIO OF INVESTMENTS

April 30, 2023

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 82.3%
Long-Term Municipal Bonds – 82.3%
Alaska – 5.5%
Alaska Industrial Development & Export Authority (Greater Fairbanks Community Hospital Foundation Obligated Group) Series 2019 4.00%, 04/01/2033	$445	$452,399

Arizona – 3.6%
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor International Airport) Series 2019-B 5.00%, 07/01/2033	275	299,994

Colorado – 4.4%
Weld County School District No. RE-2 Eaton Series 2019 5.00%, 12/01/2027	325	359,815

Connecticut – 10.8%
City of New Haven CT Series 2017-A 5.25%, 08/01/2026	70	74,275
Connecticut State Health & Educational Facilities Authority (Hartford HealthCare Obligated Group) Series 2020-A 5.00%, 07/01/2034	515	563,786
State of Connecticut Series 2020-A 5.00%, 01/15/2031	215	247,904

		885,965

District of Columbia – 4.0%
District of Columbia (District of Columbia Fed Hwy Grant) Series 2020 5.00%, 12/01/2031	290	331,795

Florida – 4.4%
Capital Projects Finance Authority/FL (CAPFA Capital Corp. 2000F) Series 2020-A 5.00%, 10/01/2033	250	259,553
Greater Orlando Aviation Authority Series 2019-A 5.00%, 10/01/2027	95	102,258

		361,811

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Idaho – 3.6%
Idaho Health Facilities Authority (St Luke’s Health System Ltd. Obligated Group/ID) Series 2018-C 3.72%, 03/01/2048(a)	$300	$300,000

Illinois – 8.3%
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2032	100	99,301
Sales Tax Securitization Corp. Series 2020-A 5.00%, 01/01/2026	270	282,637
State of Illinois Series 2018-A 5.00%, 10/01/2025	295	305,467

		687,405

Kentucky – 11.9%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2027	100	105,122
Kentucky Public Energy Authority (Morgan Stanley) Series 2019-C 4.00%, 02/01/2050	570	570,595
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2020-A 4.00%, 10/01/2040	320	301,128

		976,845

Louisiana – 1.2%
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(b)	100	102,549

Michigan – 2.2%
Michigan State University Series 2019-C 5.00%, 08/15/2032	160	180,520

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey – 4.5%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2019 5.00%, 12/15/2031	$330	$367,190

New York – 1.9%
Metropolitan Transportation Authority Series 2020-C 4.75%, 11/15/2045	150	152,872

Ohio – 2.0%
Buckeye Tobacco Settlement Financing Authority Series 2020-A 5.00%, 06/01/2034	150	162,911

Other – 1.0%
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates (FHLMC Multifamily VRD Certificates) 2.65%, 06/15/2036(b)	100	83,951

Pennsylvania – 3.6%
City of Philadelphia PA Series 2019-B 5.00%, 02/01/2030	155	174,753
Commonwealth Financing Authority (Commonwealth Financing Authority State Lease) Series 2018 5.00%, 06/01/2025	120	124,093

		298,846

Texas – 2.2%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	100	100,280
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 3.625%, 01/01/2035(b)	100	79,695

		179,975

Virginia – 2.4%
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2019 5.00%, 02/01/2026	190	201,538

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

West Virginia – 4.2%
State of West Virginia Series 2019 5.00%, 06/01/2027	$315	$345,376

Wisconsin – 0.6%
UMA Education, Inc. Series 2019 5.00%, 10/01/2034(b)	50	48,434

Total Municipal Obligations (cost $7,172,099)		6,780,191

	Shares
SHORT-TERM INVESTMENTS – 11.2%
Investment Companies – 11.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.74%(c)(d)(e) (cost $918,563)	918,563	918,563

Total Investments – 93.5% (cost $8,090,662)		7,698,754
Other assets less liabilities – 6.5%		535,057

Net Assets – 100.0%		$8,233,811

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	900	12/24/2024	1.846%	CPI#	Maturity	$103,226	$	– 0	–	$103,226
USD	2,000	02/10/2027	1.755%	CPI#	Maturity	263,069		– 0	–	263,069
USD	750	03/02/2029	2.623%	CPI#	Maturity	(1,580)		– 0	–	(1,580)
USD	2,350	12/24/2029	1.978%	CPI#	Maturity	314,284		– 0	–	314,284

						$678,999	$	– 0	–	$678,999

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

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PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note C)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, NA	USD	1,000	04/29/2036	2.498%	CPI#	Maturity	$80,549	$	– 0	–	$80,549

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	6,060	02/01/2025	4.283%	1 Day SOFR	Annual	$(1,707)	$	– 0	–	$(1,707)
USD	7,010	02/01/2028	3.469%	1 Day SOFR	Annual	(11,633)		– 0	–	(11,633)
USD	2,830	02/01/2033	3.250%	1 Day SOFR	Annual	(7,394)		– 0	–	(7,394)

						$(20,734)	$	– 0	–	$(20,734)

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation
Barclays Bank PLC
Barclays Capital US Inflation Linked Bonds 1 to 10 Year	1 Day SOFR	Maturity	USD	5,148	04/01/2024	$105,682
Barclays Capital US Inflation Linked Bonds 1 to 10 Year	1 Day SOFR	Maturity	USD	8,516	04/24/2024	$(29,538)

						$76,144

(a)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2023, the aggregate market value of these securities amounted to $314,629 or 3.8% of net assets.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

CPI – Consumer Price Index

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

April 30, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $7,172,099)	$6,780,191
Affiliated issuers (cost $918,563)	918,563
Cash collateral due from broker	642,752
Unrealized appreciation on total return swaps	105,682
Unrealized appreciation on inflation swaps	80,549
Interest receivable	80,502
Affiliated dividends receivable	2,609
Receivable due from Adviser	36

Total assets	8,610,884

Liabilities
Due to custodian	294,706
Payable for variation margin on centrally cleared swaps	44,788
Unrealized depreciation on total return swaps	29,538
Dividends payable	8,041

Total liabilities	377,073

Net Assets	$8,233,811

Composition of Net Assets
Shares of beneficial interest, at par	$8
Additional paid-in capital	7,333,203
Distributable earnings	900,600

Net Assets	$8,233,811

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 788,239 common shares outstanding)	$10.45

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended April 30, 2023

Investment Income
Interest	$127,581
Dividends—Affiliated issuers	30,977
Other income(a)	1,296

Total investment income		$159,854

Expenses
Bank overdraft expense	473

Total expenses		473

Net investment income		159,381

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(60,901)
Swaps		432,525
Net change in unrealized appreciation (depreciation) of:
Investments		108,216
Swaps		(1,082,942)

Net loss on investment transactions		(603,102)

Net Decrease in Net Assets from Operations		$(443,721)

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2023	Year Ended April 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$159,381	$270,765
Net realized gain on investment transactions	371,624	885,622
Net change in unrealized appreciation (depreciation) of investments	(974,726)	1,076,017

Net increase (decrease) in net assets from operations	(443,721)	2,232,404
Distribution to Shareholders	(750,968)	(2,009,794)
Transactions in Shares of Beneficial Interest
Net decrease	(471,402)	(10,955,389)

Total decrease	(1,666,091)	(10,732,779)
Net Assets
Beginning of period	9,899,902	20,632,681

End of period	$8,233,811	$9,899,902

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2023

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Tax-Aware Real Return Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Trust’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more

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NOTES TO FINANCIAL STATEMENTS (continued)

than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the

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NOTES TO FINANCIAL STATEMENTS (continued)

value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and

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NOTES TO FINANCIAL STATEMENTS (continued)

any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2023:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$6,780,191		$	– 0	–	$6,780,191
Short-Term Investments		918,563		– 0	–		– 0	–	918,563

Total Investments in Securities		918,563		6,780,191			– 0	–	7,698,754
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	680,579			– 0	–	680,579	(b)
Inflation (CPI) Swaps		– 0	–	80,549			– 0	–	80,549
Total Return Swaps		– 0	–	105,682			– 0	–	105,682
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(1,580)			– 0	–	(1,580	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(20,734)			– 0	–	(20,734	)(b)
Total Return Swaps		– 0	–	(29,538)			– 0	–	(29,538)

Total		$918,563		$7,595,149		$	– 0	–	$8,513,712

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at

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NOTES TO FINANCIAL STATEMENTS (continued)

their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended April 30, 2023, such reimbursement amounted to $1,296.

A summary of the Fund’s transactions in AB mutual funds for the year ended April 30, 2023 is as follows:

Fund	Market Value 4/30/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,209	$7,683	$8,973	$919	$31

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$304,910		$780,375
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$8,090,662

Gross unrealized appreciation	$890,583
Gross unrealized depreciation	(457,597)

Net unrealized appreciation	$432,986

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on

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NOTES TO FINANCIAL STATEMENTS (continued)

swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended April 30, 2023, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended April 30, 2023, the Fund held inflation (CPI) swaps for hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended April 30, 2023, the Fund held total return swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC

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NOTES TO FINANCIAL STATEMENTS (continued)

derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended April 30, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on centrally cleared swaps	$680,579	*	Payable for variation margin on centrally cleared swaps	$22,314	*

Interest rate contracts	Unrealized appreciation on inflation swaps	80,549

Interest rate contracts	Unrealized appreciation on total return swaps	105,682		Unrealized depreciation on total return swaps	29,538

Total		$866,810			$51,852

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$432,525	$(1,082,942)

Total		$432,525	$(1,082,942)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended April 30, 2023:

Inflation Swaps:
Average notional amount	$1,000,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$15,117,692
Centrally Cleared Inflation Swaps:
Average notional amount	$7,730,769
Total Return Swaps:
Average notional amount	$14,561,538

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Barclays Bank PLC	$105,682	$(29,538)		$	– 0	–	$	– 0	–	$76,144
JPMorgan Chase Bank, NA	80,549	– 0	–		– 0	–		– 0	–	80,549

Total	$186,231	$(29,538)		$	– 0	–	$	– 0	–	$156,693	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$29,538	$(29,538)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$29,538	$(29,538)	$	– 0	–	$	– 0	–		$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2023	Year Ended April 30, 2022

Shares sold	34,989	217,371	$379,122	$2,537,515

Shares redeemed	(75,931)	(1,170,884)	(850,524)	(13,492,904)

Net decrease	(40,942)	(953,513)	$(471,402)	$(10,955,389)

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value

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NOTES TO FINANCIAL STATEMENTS (continued)

of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business

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NOTES TO FINANCIAL STATEMENTS (continued)

or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the

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NOTES TO FINANCIAL STATEMENTS (continued)

London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended April 30, 2023.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2023 and April 30, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$61,828	$533
Net long-term capital gains	681,098	2,009,261

Total taxable distributions	742,926	2,009,794
Tax-exempt income	8,042	– 0	–

Total distributions paid	$750,968	$2,009,794

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NOTES TO FINANCIAL STATEMENTS (continued)

As of April 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$147,607
Undistributed tax-exempt income	127,276
Undistributed capital gains	200,773
Unrealized appreciation (depreciation)	432,986	(a)

Total accumulated earnings (deficit)	$908,642	(b)

(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax treatment of swaps.

(b)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2023, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE H

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Year Ended April 30,	November 12, 2019(a) to April 30, 2020
2023	2022	2021

Net asset value, beginning of period	$ 11.94	$ 11.57	$ 8.95	$ 10.00

Income From Investment Operations

Net investment income(b)	.20	.17	.16	.07

Net realized and unrealized gain (loss) on investment transactions	(.74)	1.36	2.55	(1.11)

Net increase (decrease) in net asset value from operations	(.54)	1.53	2.71	(1.04)

Less: Dividends and Distributions

Dividends from net investment income	(.09)	(.02)	(.09)	(.01)

Distributions from net realized gain on investment transactions	(.86)	(1.14)	– 0	–	– 0	–

Total dividends and distributions	(.95)	(1.16)	(.09)	(.01)

Net asset value, end of period	$ 10.45	$ 11.94	$ 11.57	$ 8.95

Total Return

Total investment return based on net asset value(c)	(4.42	)%+	13.65%	30.32%	(10.43)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,234	$9,900	$20,633	$18,760

Ratio to average net assets of:

Expenses	.01	%(d)	.00%	.00%	.01	%(d)^

Net investment income	1.81%	1.40%	1.53%	1.55	%^

Portfolio turnover rate	4%	13%	5%	10%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratio, excluding bank overdraft expense, is .00%.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Tax-Aware Real Return Income Shares

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Tax-Aware Real Return Income Shares (the “Fund”) (one of the series constituting AB Corporate Shares (the “Trust”)), including the portfolio of investments, as of April 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from November 12, 2019 (commencement of operations) to April 30, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting AB Corporate Shares) at April 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from November 12, 2019 (commencement of operations) to April 30, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

June 26, 2023

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2023 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended April 30, 2023.

For foreign shareholders, 93.65% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends. The Fund designates $681,098 of dividends paid as long-term capital gain dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2024.

40 | AB TAX-AWARE REAL RETURN INCOME SHARES	abfunds.com

BOARD OF TRUSTEES

Garry Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Daryl Clements(2), Vice President Matthew J. Norton(2), Vice President Andrew D. Potter(2), Vice President Nancy E. Hay, Secretary	Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1 Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Clements, Norton and Potter are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 41

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Certain information concerning the Trust’s Trustee is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	76	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Garry Moody,## Chairman of the Board 71 (2011)

Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of the Governance Committee. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.

		76	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	76	Moody’s Corporation since April 2011

Michael J. Downey,## 79 (2011)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	76	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 75 (2011)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	76	None

Jeanette W. Loeb,## 71 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a director or trustee of the AB Funds since April 2020.	76	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, member, Mass General Brigham Investment Committee (formerly, Partners Healthcare) (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	76	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Marshall C. Turner, Jr.,## 81 (2011)

Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.

		76	None

*	The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Erzan is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officers

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Daryl Clements 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018.

Matthew J. Norton 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Chief Investment Officer – Municipal Bonds.

Andrew D. Potter 38	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 64	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 49	Chief Compliance Officer

Vice President of the Adviser since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or ABI at (800)-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 49

have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Aware Real Return Income Shares (the “Fund”) at a meeting held in-person on November 1-3, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund to the Adviser, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided to the Fund under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-year period ended July 31, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser would be indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund

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paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by it that utilize investment strategies similar to those of the Fund.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

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Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

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CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 55

NOTES

56 | AB TAX-AWARE REAL RETURN INCOME SHARES	abfunds.com

AB TAX-AWARE REAL RETURN INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TARRIS-0151-0423

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed* by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Corp Income Shares	2022	$32,537	$—	$14,914
	2023	$34,164	$—	$17,269
AB Taxable Multi-Sector Income Shares	2022	$36,041	$—	$16,127
	2023	$37,843	$—	$18,714
AB Municipal Income Shares	2022	$45,353	$—	$16,171
	2023	$47,621	$—	$19,090
AB Impact Municipal Income Shares	2022	$29,731	$—	$16,171
	2023	$31,218	$—	$18,840
AB Tax-Aware Real Return Income Shares	2022	$30,000	$—	$16,171
	2023	$31,500	$—	$22,921

*	The Fund’s Adviser absorbs all ordinary Fund expenses, including the Fund’s audit fees, audit-related fees and tax fees.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) 100% of the amounts for Audit-Related Fees and Tax Fees in the table under Item 4 (b) and (c) are for services pre-approved by the Fund’s Audit Committee. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Corp Income Shares	2022	$1,957,639	$14,914
			$—
			$(14,914)
	2023	$1,522,426	$17,269
			$—
			$(17,269)
AB Taxable Multi-Sector Income Shares	2022	$1,958,852	$16,127
			$—
			$(16,127)
	2023	$1,523,871	$18,714
			$—
			$(18,714)
AB Municipal Income Shares	2022	$1,958,896	$16,171
			$—
			$(16,171)
	2023	$1,524,247	$19,090
			$—
			$(19,090)
AB Impact Municipal Income Shares	2022	$1,958,896	$16,171
			$—
			$(16,171)
	2023	$1,523,997	$18,840
			$—
			$(18,840)
AB Tax-Aware Real Return Income Shares	2022	$1,958,896	$16,171
			$—
			$(16,171)
	2023	$1,528,078	$22,921
			$—
			$(22,921)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Corporate Shares

By:	/s/ Onur Erzan
Onur Erzan
President

Date: June 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: June 29, 2023

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 29, 2023